As filed with the Securities and Exchange Commission on August 21, 2013

Registration No. 333-

Registration No. 814-

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	PRE-EFFECTIVE AMENDMENT NO.
☐	POST-EFFECTIVE AMENDMENT NO.

¨	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

THL Credit Secured Floating Rate Debt, Ltd.

(Exact name of Registrant as Specified in Charter)

100 Federal Street, 31st Floor

Boston, MA 02110

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (800) 450-4424

James K. Hunt

THL Credit Secured Floating Rate Debt, Ltd.

100 Federal Street, 31st Floor

Boston, MA 02110

(Name and Address of Agent for Service)

Copies of information to:

Thomas J. Friedmann Dechert LLP 1900 K Street, N.W. Washington, DC 20006 Telephone: (202) 261-3300	Paul K. Risko John A. MacKinnon Sidley Austin LLP 787 Seventh Avenue New York, NY 10019 Telephone: (212) 839-5300

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement. If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than Securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☒ ☐	when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities being Registered	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee
Common Stock, par value $0.001 per share	$115,000,000	$15,686.00

(1)	Includes the underwriters’ over-allotment option.
(2)	Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and we are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated August 21, 2013

PROSPECTUS

     Shares

THL Credit Secured Floating Rate Debt, Ltd.

Common Stock

THL Credit Secured Floating Rate Debt, Ltd. is a newly-organized, externally-managed, non-diversified, closed-end management investment company that intends to elect to be treated as a business development company under the Investment Company Act of 1940, as amended, or the “1940 Act.” We also intend to elect to be treated, and intend to qualify annually, as a regulated investment company under Subchapter M of the Internal Revenue Code for U.S. federal income tax purposes, commencing with our first taxable year ending after the completion of this offering. We were formed on June 26, 2013 as a Delaware corporation. We will be managed by our investment adviser, THL Credit Advisors LLC, which also provides the administrative services necessary for us to operate.

Our investment objective is to generate current income consistent with capital preservation. We can offer no assurance that we will achieve our investment objective or be able to structure our investment portfolio as anticipated. We will seek to achieve our objective by investing primarily in secured floating rate loans, including first lien, unitranche and second lien debt instruments, made to private middle-market companies whose debt is unrated or rated below investment grade, which we refer to collectively as “secured floating rate loans.” Under normal market conditions, at least 80% of the value of our “Managed Assets,” which means our net assets plus any borrowings for investment purposes, will be invested in secured floating rate loans. In certain instances, our investments may also include an associated equity component such as warrants, preferred stock or other similar securities. In focusing on secured floating rate loans, our primary investment focus differs from that of THL Credit, Inc., a business development company for which the Advisor also acts as investment adviser, although there may be overlap in terms of our targeted investments and those of THL Credit, Inc.

Secured floating rate loans are typically the most senior source of capital in a borrower’s capital structure and have certain of the borrower’s assets pledged as collateral. Secured floating rate loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, typically the London-Interbank Offered Rate, or “LIBOR,” plus a premium. Secured floating rate loans in which we expect to invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities which operate in various industries and geographical regions. Our secured floating rate loans will typically have terms of three to eight years.

Secured floating rate loans in which we intend to invest typically are unrated or rated below investment grade. Debt securities rated below investment grade, which securities are often referred to as “leveraged loans” or “high yield” securities, may be considered “high risk” compared to debt instruments that are rated at or above investment grade. However, when compared to other forms of non-investment grade debt, secured floating rate loans are collateralized and typically have other more robust capital-preserving features, such as less credit risk, and have historically had higher recovery rates.

This prospectus relates to our initial public offering, and we anticipate that our common stock will be approved for listing, subject to notice of issuance, on the NASDAQ Global Select Market under the symbol “TFLT.”

Shares of closed-end investment companies that are listed on an exchange, including business development companies, frequently trade at prices that reflect a discount from their net asset values. If you purchase our shares in the initial public offering or otherwise and sell the shares on the NASDAQ Global Select Market or otherwise, you may receive an amount that is less than (1) the amount you paid for the shares and/or (2) the net asset value of the shares at the time of sale.

We are a newly-formed entity and have no previous operating or trading history upon which you can evaluate our performance.

This prospectus contains important information you should know before investing in our common stock. Please read it carefully before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or “SEC.” This information will be available free of charge by contacting us in writing at THL Credit Secured Floating Rate Debt, Ltd., 100 Federal Street, 31st Floor, Boston, MA 02110 or by telephone at (800) 450-4424 or on our website at     . The information on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus. The SEC also maintains a website at www.sec.gov that contains such information free of charge.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Investing in our securities involves a high degree of risk, including the risk of the use of leverage. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in us in “Risk Factors” beginning on page 23 of this prospectus.

	Per Share	Total(1)
Public offering price	$	$
Sales load (underwriting discounts and commissions)	$	$
Expenses payable by us	$	$
Proceeds to us., before estimated offering expenses to us	$	$

(1)	We have granted the underwriters an option to purchase up to additional shares of common stock at the public offering price, less the sales load, within 30 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, and proceeds, before offering expenses, to us will be $ , $ and $ , respectively. See “Underwriting.”

Deutsche Bank Securities	Citigroup	Keefe, Bruyette & Woods A Stifel Company

Oppenheimer & Co.

The date of this prospectus is              2013.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. Some of the statements in this prospectus constitute forward-looking statements and relate to future events, future performance or future financial condition. The forward-looking statements involve risks and uncertainties and actual results could differ materially from those projected in the forward-looking statements for many reasons, including those factors discussed in “Risk Factors” and elsewhere in this prospectus. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus, except where the context suggests otherwise, the terms “we,” “us,” “our” and “the Company” refer to THL Credit Secured Floating Rate Debt, Ltd.; “THL Credit Advisors” or the “Advisor” refers to THL Credit Advisors LLC; and “THL Partners” refers to Thomas H. Lee Partners, L.P.

In this prospectus, we use the term “leveraged” to refer to companies of any size with non-investment grade debt outstanding or, if not explicitly rated, those which we believe would be rated as non-investment grade based on their leverage levels and other terms. In addition, we use the term “middle-market” to refer to companies with annual revenues between $25 million and $500 million. We also use the term “unitranche” to refer to debt instruments that combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. Unitranche instruments typically pay a higher rate of interest than traditional senior debt instruments, but also pose greater risk associated with a lesser amount of asset coverage.

Unless indicated otherwise or the context requires, all information in this prospectus assumes (1) an initial public offering price of $                 per share and (2) no exercise of the underwriters’ over-allotment option to purchase additional shares of our common stock.

THL Credit, Thomas H. Lee Partners or THL Partners and our logo are trademarks that are used in this prospectus. This prospectus also includes trademarks, trade names and service marks that are the property of other organizations. Solely for convenience, trademarks and trade names referred to in this prospectus appear without the ® and ™ symbols, but those references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights or that the applicable owner will not assert its rights, to these trademarks and trade names.

General Business of THL Credit Secured Floating Rate Debt, Ltd.

We are a newly-organized, externally-managed, non-diversified, closed-end management investment company that intends to elect to be treated as a business development company, or “BDC,” under the Investment Company Act of 1940, as amended, or “the 1940 Act.” We were formed on June 26, 2013 as a Delaware corporation. In addition, for tax purposes we intend to elect to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code,” commencing with our first taxable year ending after completion of this offering. Our investment activities are managed by THL Credit Advisors and supervised by our board of directors, a majority of whom are independent of THL Credit Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations.

Our investment objective is to generate current income consistent with capital preservation. We can offer no assurance that we will achieve our investment objective or be able to structure our investment portfolio as anticipated. We will seek to achieve our objective by investing primarily in secured floating rate loans, including first lien, unitranche and second lien debt instruments, generally made to private middle-market companies whose debt is unrated or rated below investment grade, which we refer to collectively as “secured floating rate loans.” We may also invest in the debt of thinly-traded U.S. public companies with an equity-market-capitalization of less than $250 million. Under normal market conditions, at least 80% of the value of our “Managed Assets,” which means our net assets plus any borrowings for investment purposes, will be invested in secured floating rate loans. In certain instances, our investments may include an associated equity component such as warrants, common or preferred stock, participation interests or other similar securities. In focusing on secured floating rate loans, our primary investment focus differs from that of THL Credit, Inc., a business development company for which the Advisor also acts as investment adviser, although there may be overlap in terms of our targeted investments and those of THL Credit, Inc.

Secured floating rate loans are typically the most senior source of capital in a borrower’s capital structure and have certain of the borrower’s assets pledged as collateral. Companies may use secured floating rate loans to refinance existing debt and for acquisitions, dividends and leveraged buyouts as well as for general corporate purposes. Secured floating rate loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, typically the London Interbank Offered Rate, or “LIBOR,” plus a premium. We will typically invest in U.S., and to a limited extent non-U.S., companies, partnerships and other business entities which operate in various industries and geographical regions. Secured floating rate loans in which we intend to invest typically have terms of three to eight years.

Secured floating rate loans in which we will invest typically are unrated or rated below investment grade. Debt securities rated below investment grade, which securities are often referred to as “leveraged loans” or “high yield” securities, may be considered “high risk” compared to debt instruments that are rated at or above investment grade. However, when compared to other forms of non-investment grade debt, secured floating rate loans are collateralized and typically have other more robust capital-preserving features, such as less credit risk, and have historically had higher recovery rates.

We expect to invest in secured floating rate loans made primarily to private leveraged middle-market companies with approximately $25 million to $500 million in annual revenues. We expect that the average size of our investments initially will be $5 million, and that over time each of our investments will generally represent less than 5% of our Managed Assets. We expect the secured floating rate loans in which we invest to include both syndicated loans and loans which we directly originate through financial intermediaries or sponsors. We expect the inclusion of privately negotiated, directly originated loans, which are generally higher-yielding than syndicated loans, will enhance our investment returns. As the investment process tends to be longer in the case of direct origination, generally ranging from one to three months, we expect that the portfolio will initially hold a greater concentration of syndicated loans, including broadly syndicated loans, and over time will hold more equal weightings of syndicated and directly-originated loans.

In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which will be intended to diversify or complement the remainder of our portfolio and to enhance our returns to stockholders. These opportunistic investments may include direct investments in U.S. public companies that have a market capitalization of more than $250 million, securities of leveraged companies located in select countries outside of the United States, and investment companies as defined in the 1940 Act. We may invest up to 30% of our total assets in such opportunistic investments, subject to compliance with our regulatory obligations as a business development company under the 1940 Act. See “Regulation—Qualifying Assets.”

As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. Under the 1940 Act, we may only borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of proposed borrowings, our ability to raise funds through the issuance of common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from a borrowing to make investments exceeds the cost of such borrowing. The use of borrowings to make investments is considered a speculative investment practice and increases the risk of your investment in us.

As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders if we meet certain source-of-income, income distribution and asset diversification requirements.

THL Credit Advisors LLC

Our investment activities are managed by our investment adviser, THL Credit Advisors. THL Credit Advisors is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. THL Credit Advisors was formed as a Delaware limited liability company on June 26, 2009 and is registered as an investment adviser under the Advisers Act. On the date of this prospectus, THL Credit Advisors advises THL Credit, Inc. and its investment professionals have primary responsibility for the investment decisions of certain entities which invest alongside THL Credit, Inc., including THL Credit Greenway Fund LLC and THL Credit Greenway Fund II, LLC, each of which is a private investment fund that invests primarily in directly-originated debt and equity investments in middle-market leveraged companies. THL Credit Advisors is led by James K. Hunt, W. Hunter Stropp, Sam W. Tillinghast, Christopher J. Flynn, Terrence W. Olson and Stephanie Paré Sullivan. THL Credit Advisors is owned and controlled by certain members of our management team and a partnership consisting of certain of the partners of Thomas H. Lee Partners, L.P. or “THL Partners.”

THL Credit Advisors also serves as our administrator and leases office space to us and provides us with equipment and office services. The tasks of the Advisor in its capacity as administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

THL Credit Senior Loan Strategies LLC (“THL Credit SLS”)

THL Credit Senior Loan Strategies LLC, a majority-owned subsidiary of THL Credit Advisors, acquired McDonnell Investment Management’s Alternative Credit Strategies group in June 2012 and is led by James R. Fellows, Brian W. Good, Robert J. Hickey and Brian Murphy. Our senior investment team at THL Credit SLS (collectively, the “Senior Loan Strategies Professionals”) has worked together in the bank loan markets for more than 20 years. The Senior Loan Strategies Professionals invest in the non-investment grade credit market through collateralized loan obligations (CLOs), separate accounts and various fund formats and focus principally on investments in broadly syndicated and middle-market senior floating rate loans, high yield bonds and other leveraged credit instruments.

We believe that THL Credit SLS is recognized as a leader in the bank loan market. The Senior Loan Strategies Professionals, while working for McDonnell Investment Management’s Alternative Credit Strategies Group, the predecessor of THL Credit SLS, raised an aggregate of $1.689 billion in three successive collateralized loan obligations, or CLOs, between April 1, 2004 and June 29, 2012. From June 30, 2012 through June 30, 2013, such professionals, working for THL Credit SLS, raised $948 million for two additional CLOs, in addition to managing private funds and separate accounts.

We believe the acquisition of THL Credit SLS has benefited us by providing our investors with access to significant credit resources, including origination sources, credit analysis and industry specialization that the Senior Loan Strategies Professionals have developed.

Thomas H. Lee Partners, L.P.

Founded in 1974, THL Partners is a leading private equity firm based in Boston, Massachusetts. THL Partners focuses on identifying and obtaining substantial ownership positions in large growth-oriented companies where it can add managerial and strategic expertise to create value for its partners. As one of the oldest and most experienced private equity firms, THL Partners has raised approximately $20 billion of equity capital and invested in more than 100 businesses with an aggregate purchase price of more than $150 billion since its inception in 1974. THL Partners seeks to build companies of lasting value while generating superior returns for its investors and operating partners. We will benefit from THL Credit Advisors’ relationship with THL Partners because THL Credit Advisors has access to the contacts and industry knowledge of THL Partners’ investment team, which will enhance its transaction sourcing capabilities and allow THL Credit Advisors to consult with the THL Partners team on specific industry issues, trends and other matters to complement our investment process.

Our Professionals

Our investment team is comprised of senior investment professionals from both THL Credit Advisors’ direct lending platform and THL Credit SLS’ senior loan strategies platform, namely, James K. Hunt, Christopher J. Flynn, James R. Fellows, Brian W. Good, Robert J. Hickey, Brian J. Murphy, W. Hunter Stropp and Sam W. Tillinghast. We refer to this team in this prospectus as the “THL Credit Investment Principals.” The THL Credit Investment Principals have invested through multiple business and credit cycles, and across the entire capital structure of portfolio companies. We believe the THL Credit Investment Principals bring a sophisticated investment perspective and skill set by virtue of their complementary experience as debt and equity investors. For more information concerning our management team, see “Management.”

Market Opportunity

Middle-market companies are increasingly seeking more flexible sources of capital, providing opportunities for alternative lenders, such as ourselves, to act as capital providers. We believe these market dynamics create an attractive investment environment for us.

The supply of middle-market financing has diminished partially as a result of increased regulation of banks and other traditional lenders. We believe that many senior lenders have reduced their risk appetite and, as a result, have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers. The reduction in capital available to middle-market companies from traditional sources has created opportunities for new market participants to supply capital on favorable terms.

Middle-market companies have recently faced increasing difficulty in raising debt through the capital markets. Middle-market companies currently have limited access to the high-yield bond markets, a traditional source of capital for middle-market companies, as institutional investors appear to be seeking to invest in larger, more liquid offerings. These market conditions have resulted in greater opportunities for alternative funding sources to supply capital to middle-market companies.

Private equity sponsors have a large pool of uninvested capital for which they will seek lending partners. A substantial amount of private equity capital has been raised in recent years to invest in middle-market companies, and we believe more than $100 billion of such capital is currently uninvested. We expect private equity funds will seek to deploy this capital in combination with debt capital provided by other sources, which should increase demand for secured floating rate loans.

We believe there is a substantial supply of middle-market debt which will require refinancing in the near-term. We expect that the refinancing needs of middle-market companies will continue to create demand for new secured floating rate debt.

We believe that a supply-demand imbalance in the middle-market credit markets results in improved risk-adjusted returns for our investments. In the current credit environment, market participants have reduced lending to middle-market and non-investment grade borrowers. As a result, we believe there is less competition in our market, which allows us to negotiate what we believe to be favorable lending terms, including conservative capital structures, high current yields and strong covenants.

Company fundamentals are improving as the US economy stabilizes, creating favorable lending trends. We believe middle-market companies are experiencing improved fundamentals driven by a stabilizing economy and an increase in consumer and business confidence. As the economy stabilizes, the ability of companies to manage leveraged balance sheets should improve.

Competitive Advantages

We believe that, through THL Credit Advisors, we possess the following competitive advantages in providing secured floating rate funding over many other capital providers to middle-market companies:

Experienced management team.    The THL Credit Investment Principals, blending the strengths of THL Credit Advisors and THL Credit SLS, are experienced investors in non-investment grade credit, averaging over 20 years of investment experience. The THL Credit Investment Principals have worked through multiple business and credit cycles, investing across the entire capital structure of portfolio companies with the objective of generating attractive long-term, risk-adjusted returns. Importantly, the investment team of THL Credit Advisors has worked together for many years, as has the investment team from THL Credit SLS.

Broad credit platform generating differentiated deal flow.    We expect to benefit from access to the investment capabilities of THL Credit Advisors’ experience in direct lending and syndicated senior loans. The THL Credit Investment Principals have access to significant credit resources, including origination sources, credit analysis and industry specialization. We expect to benefit from the resources of this combined platform. Each of the THL Credit Investment Principals brings a well-developed investment perspective and skill-set by virtue of their complementary collective experiences as debt and equity investors.

Proactive sourcing and trading platform.    We take a proactive, hands-on, and creative approach to investment sourcing and trading. With offices in Boston, Chicago, Houston, Los Angeles and New York, the THL Credit Investment Principals have a deep and diverse relationship network in the debt capital and private equity markets. Our Advisor manages borrower relationship activities within each regional office, with coordination and oversight provided by executive management. Our multi-office footprint allows us to have a local presence in key U.S. markets, which provides access to a wide range of investment opportunities and enhances our sourcing capabilities. These activities and relationships provide an important channel through which we generate investment opportunities consistent with our investment strategy.

The THL Credit Investment Principals have activities and relationships with investment bankers, commercial bankers (national, regional and local), lawyers, accountants and business brokers as well as access to the extensive network of THL Partners, which has been active in sourcing investment opportunities throughout its 39-year history. The THL Credit Investment Principals actively utilize these activities, relationships and networks to source and execute attractive investments. Further, we believe the investment history and long-standing reputation of the THL Credit Investment Principals provides us with an early look at new investment opportunities.

Disciplined proprietary investment process.    Our investment philosophy is primarily focused on maximizing yield relative to risk. THL Credit Advisors employs a disciplined investment process across its investment platform, leveraging proprietary investment and monitoring tools to source investments that we expect to meet our investment criteria. Our multifaceted approach to credit selection includes top-down analysis, bottom-up research, and rigorous qualitative and quantitative analysis. Our process includes a comprehensive understanding of each portfolio company’s industry, market, operational, financial, organizational and legal position and prospects. In addition to our own analysis, we may use the service of third parties. We expect that this multifaceted approach should generate consistent, attractive, risk-adjusted returns coupled with low volatility.

Ability to execute unsponsored transactions.    We believe we are one of the few credit market participants that possesses the experience and resources to source unsponsored transactions. By unsponsored transactions, we mean transactions with borrowers that are privately held by an individual or family. Normally, but not in all cases, the majority owner is active in the day-to-day management of the business. These businesses incur debt traditionally for growth capital, acquisitions or recapitalizations. These transactions typically do not involve a third party private equity fund or similar entity that directs a borrower to incur debt as part of a leveraged buyout, refinancing or other similar transaction. Furthermore, we have the capability to perform the rigorous in-house due diligence, structuring and monitoring activities necessary to execute such transactions.

Affiliation with THL Partners.    We are managed by THL Credit Advisors, the credit affiliate of THL Partners. As such, we have access to the relationship network and industry knowledge of THL Partners to enhance transaction sourcing capabilities. This provides us with the opportunity to consult with the THL Partners investment teams on specific industry issues, trends and other complementary matters; however, it also raises certain potential conflicts of interest. See “Business—Conflicts of Interest” for more information.

Longer investment horizon.    Unlike private equity and venture capital funds, we are not subject to standard periodic capital return requirements. Such requirements typically stipulate that funds raised by a private equity or venture capital fund, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will enable us to generate attractive returns on invested capital and to be a better long-term partner for our portfolio companies.

Leverage

Prior to this offering, we intend to establish a credit facility, or the “Credit Facility.” We expect to use borrowing under the Credit Facility to acquire our initial portfolio of loans and that the Credit Facility will be secured by a lien on substantially all of our assets, including our initial portfolio of loans and all other assets, including cash on hand. We will provide more information about the terms of the Credit Facility as it becomes available. See “—Formation Transactions” below.

Following this offering, we anticipate utilizing leverage to attempt to increase returns to our shareholders. The use of leverage is generally considered a speculative investment technique. In order to make additional investments, we may incur leverage up to an amount such that our asset coverage ratio (equal to the ratio of our Managed Assets to our leverage) does not fall below 200%. We expect that, following this offering, the Credit Facility will include a revolving loan portion that will be available to us for a certain period of years, during which period we may make draws under the Credit Facility from time to time to make or purchase additional investments or for general working capital purposes until the maturity date of the Credit Facility.

We may also issue preferred stock and/or notes, enter into total return swaps or other derivatives, and borrow funds from banks and other financial institutions.

The use of debt to leverage common stock can create incremental risk. Increases or decreases in the value of our portfolio will be magnified if we use leverage. All costs and expenses related to any form of leverage will be borne entirely by our common stockholders. Moreover, changes in the value of the portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common stock. During periods when we use leverage, the fees paid to the Advisor for advisory services will be higher than if we did not use leverage because the fees paid will be calculated on the basis of our Managed Assets, which includes assets purchased using leverage. As such, the Advisor may have a financial incentive to increase the use of leverage, which constitutes an inherent conflict of interest. In addition, the fees we pay to the Advisor are borne exclusively by our common stockholders, and preferred stockholders and lenders to us, if any, will not bear any of our expenses. Our leveraging strategy, if utilized, may not be successful.

Operating and Regulatory Structure

We intend to enter into an investment management agreement with the Advisor, or the “Investment Management Agreement,” under which the Advisor, subject to the overall supervision of our board of directors, will manage the day-to-day operations of, and provide investment advisory services to, us. The Advisor will receive a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee. See “The Advisor—Investment Management Agreement” for more information.

We also intend to enter into an administration agreement with the Advisor, or the “Administration Agreement,” under which the Advisor will provide administrative services to us. Under the administration agreement, the Advisor performs, or oversees the performance of, administrative services necessary for our operation, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse the Advisor for our allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the Administration Agreement and the Investment Management Agreement, including facilities, office equipment and our allocable portion of the cost of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided to us by the Advisor. See “The Advisor—Administration Agreement” for more information.

As a business development company, we will be required to comply with certain regulatory requirements. Also, while we will be permitted to finance investments using debt, our ability to use debt will be limited in certain significant respects. See “Regulation” for more information. We intend to elect to be treated, and intend to qualify annually, as a RIC for federal income tax purposes under the Code, commencing with our first taxable year ending after completion of this offering. See “Leverage” above and “Material U.S. Federal Income Tax Considerations” for more information.

Use of Proceeds

We plan to use the net proceeds of this offering to repay indebtedness incurred under the Credit Facility that was used to acquire an initial portfolio of loans, as well as to pay certain transaction costs incurred by us and our lender in establishing our Credit Facility. We intend to use the remainder of the net proceeds of this offering for investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We also intend to pay operating expenses, including management and administrative fees, and may pay other expenses, such as due diligence expenses of potential new investments, from the net proceeds of this offering.

Pending such investments in portfolio companies, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. THL Credit Advisors has agreed to waive the portion of the base management fee payable on any of the net proceeds of this offering that (i) constitute temporary investments in cash, cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of their investment, or (ii) that have not yet otherwise been invested in portfolio investments.

Distributions

As a RIC, we will be required to distribute annually to our stockholders at least 90% of the sum of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. We will not be subject to corporate-level income taxation on income we timely distribute to our stockholders as dividends. See “Material U.S. Federal Income Tax Considerations.” We intend to make quarterly distributions to our common stockholders; however, we may not be able to meet such level of distribution payments due to restrictions on distributions under the 1940 Act or covenants in financing arrangements into which we may enter. Our quarterly distributions, if any, will be determined by our board of directors. We intend to pay regular quarterly distributions based upon an estimate of annual taxable income available for distribution to stockholders and the amount of taxable income carried over from the prior year for distribution in the current year. For more information, see “Distributions.”

We may issue preferred stock from time to time, although we have no immediate intention to do so. Any such preferred stock would be a senior security for purposes of the 1940 Act and, accordingly, subject to the leverage test under the 1940 Act. If we issue shares of preferred stock, holders of such preferred stock would be entitled to receive cash dividends at an annual rate that will be fixed or will vary for the successive dividend periods of each series. In general, the dividend periods for fixed rate preferred stock may range from weekly to quarterly and could be subject to extension. See “Risk Factors—Risks Relating to Our Business and Structure” for more information.

Dividend Reinvestment Plan

We have adopted an “opt-in” dividend reinvestment plan. As a result, if we declare a dividend or other distribution, each stockholder that has not “opted in” to our dividend reinvestment plan will receive a cash dividend or distribution. A common stockholder who owns shares of our common stock registered in such stockholder’s own name and “opts in” to our dividend reinvestment plan will have all distributions automatically reinvested in additional shares of our common stock. Registered common stockholders must notify our plan administrator in writing so that the plan administrator receives the notice not less than 10 days prior to the record date of the distribution if they wish to “opt in” to the dividend reinvestment plan. See “Dividend Reinvestment Plan” for more information.

Formation Transactions

We were formed on June 26, 2013, and we have had no prior operations.

We intend to enter into the Credit Facility on             , 2013. See “—Leverage.” We intend to borrow approximately $     million under the term loan portion of the Credit Facility and to use the proceeds of such borrowing to purchase an initial portfolio of loans from THL Credit Secured Loan Fund LLC, which is managed by THL Credit Advisors. We expect this portfolio to be comprised of loans that are secured debt obligations of companies and that we believe will provide us with a sound foundation for our business. See “Business—Our Portfolio” for additional information about this portfolio.

Upon the completion of this offering, we intend to use the net proceeds of this offering to repay indebtedness incurred under the Credit Facility and used to acquire an initial portfolio of loans, as well as to pay certain transaction costs incurred by us and our lender in establishing our Credit Facility. We expect that the Credit Facility will then convert by its terms into a revolving credit facility and will continue to be secured by the lien on substantially all of our assets, including our investment portfolio and cash on hand.

Conflicts of Interest

Subject to certain 1940 Act restrictions on co-investments with affiliates, the Advisor has agreed to offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers will be subject to the exception that, in accordance with any conflict of interest and allocation policies adopted by the Advisor, we might not participate in each individual opportunity but will be entitled, on an overall basis, to participate equitably with other entities sponsored or managed by the Advisor and its affiliates.

The Advisor and affiliates of the Advisor manage other assets in closed-end funds, open-end funds and separate managed accounts that also have investment strategies focused primarily on senior, unitranche, and second lien debt, as well as junior secured debt, unsecured subordinated debt and equity to lower middle-market companies. For example, THL Credit Advisors presently serves as investment adviser to THL Credit, Inc., an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act, that primarily invests in negotiated debt and equity securities of middle-market companies. In addition, though not the primary focus of its investment portfolio, THL Credit, Inc. may invest in first lien secured loans. Therefore, there are likely to be certain investment opportunities that satisfy the investment criteria for both THL Credit, Inc. and us. Three of our executive officers and all of our independent directors serve in similar capacities for THL Credit, Inc. In addition, the Advisor and/or its affiliates may in the future sponsor or manage investment funds, accounts or other investment vehicles, including one or more closed-end funds, with similar or overlapping investment strategies. The Advisor and/or its affiliates expect to put in place a conflict resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. The Advisor will seek to ensure an equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by the Advisor and its affiliates. When we invest alongside such other accounts as permitted, such investments will be made consistent with the 1940 Act, the related guidance of the SEC staff and any allocation policies adopted by the Advisor. It is our policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions to be set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by the Advisor or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Advisor will need to decide whether we or such other entity or entities will proceed with the investment. The Advisor will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through rotational methods. We and the Advisor plan to submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by the Advisor or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We cannot assure you that this application for exemptive relief will be granted by the SEC, or that, if granted, it would be on the same terms requested by us. See “The Advisor.”

Our Corporate Information

Our administrative and principal executive offices are located at 100 Federal Street, 31st Floor, Boston, MA 02110. We have applied to have our common stock listed on the NASDAQ Global Select Market under the symbol “TFLT.” Our Internet website address is     . Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

The Offering

Common stock offered by us	, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Common stock to be outstanding after this offering	, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds	We plan to use the net proceeds of this offering to repay indebtedness incurred under the Credit Facility that was used to acquire an initial portfolio of loans, as well as to pay certain transaction costs incurred by us and our lender in establishing our Credit Facility. We intend to use the remainder of the net proceeds of this offering for investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We also intend to pay operating expenses, including management and administrative fees, and may pay other expenses, such as due diligence expenses of potential new investments, from the net proceeds of this offering.

Pending such investments in portfolio companies, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. THL Credit Advisors has agreed to waive the portion of the base management fee payable on any of the net proceeds of this offering that (i) constitute temporary investments in cash, cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of their investment, or (ii) that have not yet otherwise been invested in portfolio investments.

Proposed NASDAQ Global Market symbol	“TFLT”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value. See “Risk Factors—Risks Relating to an Investment in Our Common Stock.”

Distributions	We intend to distribute quarterly distributions to our common stockholders to the extent permitted under the 1940 Act. Our quarterly distributions, if any, will be determined by our board of directors. See “Distributions” for more information.

Taxation	We intend to elect to be treated, and intend to qualify annually, for federal income tax purposes as a RIC commencing with our first taxable year ending after completion of this offering. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as distributions. To obtain and maintain RIC status and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders. See “Material U.S. Federal Income Tax Considerations.”

Leverage	Prior to this offering, we intend to establish a credit facility, or the “Credit Facility.” We expect to borrow under the Credit Facility to acquire our initial portfolio of loans and that the Credit Facility will be secured by a lien on substantially all of our assets, including our initial portfolio of loans and all other assets, including cash on hand. We will provide more information about the terms of the Credit Facility as it becomes available. See “—Formation Transactions” below.

Following this offering, we anticipate utilizing leverage to attempt to increase returns to our shareholders. The use of leverage is generally considered a speculative investment technique. In order to make additional investments, we may incur leverage up to an amount such that our asset coverage ratio (equal to the ratio of our Managed Assets to our leverage) does not fall below 200%. We expect that, following this offering, the Credit Facility will include a revolving loan portion that will be available to us for a certain period of years, during which period we may make draws under the Credit Facility from time to time to make or purchase additional investments or for general working capital purposes until the maturity date of the Credit Facility.

We may also issue preferred stock and/or notes, enter into total return swaps or other derivatives, and borrow funds from banks and other financial institutions.

See “Business—Leverage” for more information.

Dividend reinvestment plan

We have adopted an “opt-in” dividend reinvestment plan for our stockholders. As a result, if we declare a dividend or other distribution, each stockholder that has not “opted in” to our dividend reinvestment plan will receive a cash dividend or distribution. A common stockholder who owns shares of our common stock registered in such stockholder’s own name and “opts in” to our dividend reinvestment plan will have all distributions automatically reinvested in additional shares of our common stock. Registered common stockholders must notify our plan administrator in writing so that the plan administrator receives the notice not less than 10 days prior to the record date of the distribution if they wish to “opt in” to the dividend reinvestment plan. See “Dividend Reinvestment Plan” for more information.

Lock-up Agreements	We, our officers and directors, and certain other parties related to us, have agreed that, for a period of 180 days from the date of this prospectus, we and they will not, without the prior written consent of our underwriters, dispose of or hedge any shares of or any securities convertible into or exchangeable for our common stock. Our underwriters, in their sole discretion, may release any of the securities subject to these lock-up agreements at any time without notice.

Investment Management Agreement	The Investment Management Agreement provides that we will pay THL Credit Advisors a fee for its services under the Investment Management Agreement consisting of two components—a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 0.875% of our adjusted average gross assets without deduction for any liabilities. THL Credit Advisors has agreed to waive the portion of the base management fee payable on any of the net proceeds of this offering that (i) constitute temporary investments in cash, cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of their investment, or (ii) that have not yet otherwise been invested in portfolio investments.

The Investment Management Agreement also provides that THL Credit Advisors may be entitled to an incentive under certain circumstances. The incentive fee will consist of two parts. The first part will be calculated and payable quarterly in arrears based upon our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, and will be subject to a Hurdle (as defined under “Fees and Expenses”) and a “catch-up” feature.

The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date) and will equal 20% of our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and net unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees.

The fee paid to the Advisor under the Investment Management Agreement with respect to Pre-Incentive Fee Net Investment Income is subject to a total return requirement and catch-up provision. We have structured the calculation of the incentive fee to include a fee limitation such that no incentive fee will be paid to THL Credit Advisors for any quarter if, after such payment, the cumulative incentive fees paid to THL Credit Advisors for the eleven preceding quarters would be greater than 20% of our cumulative Pre-Incentive Fee Net Income. See “The Advisor—Investment Management Agreement” and “—Investment Advisory Fees.”

Administration Agreement	We will reimburse the Advisor for our allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the Administration Agreement and the Investment Management Agreement, including facilities, office equipment and our allocable portion of the cost of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided to us by the Advisor. See “The Advisor—Administration Agreement” for more information.

License arrangements	We intend to enter into a license agreement with THL Partners, which we refer to as the “License Agreement,” pursuant to which THL Partners will agree to grant us a non-exclusive license to use the name “THL Credit.” For a description of THL Partners and our contractual arrangements with this company, see “Business—Thomas H. Lee Partners, L.P.” and “The Advisor—License Agreement.”

Risk factors	The value of our assets as well as the market price of our shares will fluctuate. You may lose all or part of your investment. Investing in our company involves other risks, including the following:

•	We are a new company with a limited operating history.

•	We depend upon the Advisor’s key personnel for our future success, and if the Advisor is unable to hire and retain qualified personnel or if we lose any member of our management team, our ability to achieve our investment objective could be significantly harmed.

•	We intend to elect to be treated as a RIC, and we will be subject to corporate-level income tax if we are unable to qualify as a RIC.

•	We are a non-diversified investment company and under normal market conditions, at least 80% of the value of our Managed Assets will be invested in secured floating rate loans.

•	The lack of liquidity in our investments may adversely affect our business.

•	Investing in our shares may involve an above average degree of risk.

•	We will need to raise additional capital to grow because we must distribute most of our income.

•

There are significant potential conflicts of interest, including the Advisor’s management of THL Credit, Inc. and certain private investment funds, which could impact our investment returns; you will not be purchasing an investment in any such funds. If two or more accounts with similar investment strategies are actively investing, the Advisor will seek to allocate investment opportunities among eligible accounts in a manner that is fair and equitable over time and consistent with its allocation policies.

•	We will operate in a highly competitive market for investment opportunities.

See “Risk Factors” beginning on page 23 for more information on these and other risks you should carefully consider before deciding to invest in shares of our common stock.

Available Information	We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the “Securities Act,” which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC. This information will be available at the SEC’s Public Reference Room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (800) SEC-0330.

We maintain a website at      and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. You may also obtain such information by contacting us, in writing at: 100 Federal Street, 31st Floor, Boston, MA 02110, Attn: Chief Financial Officer, or by telephone at (800) 450-4424. The information on this website is not incorporated by reference into this prospectus and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our common stock will bear directly or indirectly. Stockholders should understand that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Other Expenses” and “Total Annual Expenses” are based on estimated amounts for our annual operations and assume that the company issues approximately      shares of common stock in this offering. If we issue fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to common stock. The following tables do not include the underwriters’ over-allotment option of      shares of our common stock.

Stockholder Transaction Expenses (as a percentage of common share offering price)
Sales load	%	(1)
Offering expenses	%	(2)
Dividend reinvestment plan fees	None	(3)

Total stockholder transaction expenses	%

Estimated Annual Expenses (as a percentage of net assets attributable to common stock):
Base management fees	%	(4)
Incentive fees payable under the Investment Management Agreement	%	(5)
Interest expense on borrowed funds	%	(6)
Other expenses	%	(7)

Total annual expenses	%	(8)

Example

The following example illustrates the projected dollar amount of total cumulative expenses that you would pay on a $1,000 hypothetical investment in our common stock, assuming (1) a            % sales load (underwriting discounts and commissions) and offering expenses totaling $            , or            %, (2) total estimated annual expenses of             % of net assets attributable to our common stock as set forth in the table above (other than performance-based incentive fees) and (3) a            % annual return.

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$	$	$	$

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or would have an insignificant impact on the expense amounts shown above, is not included in the example. This illustration assumes that we will not realize any capital gains (computed net of all realized capital losses and unrealized capital depreciation) in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. Participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for more information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses; actual expenses may be greater or less than those shown.

(1)	The underwriting discount and commission (the sales load) with respect to shares to be sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load payable in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $ and an offering size of $ .
(3)	The expenses of the dividend reinvestment plan are included in “Other expenses.” See “Dividend Reinvestment Plan.”
(4)	Our base management fee is calculated at an annual rate of 0.875%% and is based on our adjusted average gross assets (including those assets acquired using borrowings for investment purposes and excluding cash and cash equivalents) at the end of the two most recently completed calendar quarters and is payable quarterly in arrears. THL Credit Advisors has agreed to waive the portion of the base management fee payable on any of the net proceeds of this offering that (i) constitute temporary investments in cash, cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of their investment, or (ii) that have not yet otherwise been invested in portfolio investments. See “The Advisor—Investment Advisory Fees” for more information. For the purposes of this table, we have assumed that we maintain no cash or cash equivalents and that the base management fee will remain at 0.875%% as set forth in the Investment Management Agreement. We may from time to time decide it is appropriate to change the terms of the Investment Management Agreement. Under the 1940 Act, any material change to the Investment Management Agreement generally must be submitted to our stockholders for approval.
The SEC requires that the “management fees” percentage be calculated as a percentage of net assets attributable to common stockholders, rather than total assets, including assets that have been funded with borrowed monies because common stockholders bear all of this cost. The base management fee in the table above assumes borrowings to fund investments of approximately $ million at the end of the first 12 months.
(5)	Reflects the aggregate amount of incentive fees we estimate will be payable under the Investment Management Agreement during our first year of operations following consummation of this offering up to one year. During our first year of operations following consummation of this offering, we expect that we will not have any capital gains and will only have interest income that exceeds our quarterly hurdle rate discussed below during the second half of our first year of operations following consummation of this offering. The incentive fee consists of two components—ordinary income and capital gains:
The ordinary income component, which will be payable quarterly in arrears, commencing with the period ending , will equal 20.0% of the excess, if any, of our “Pre-incentive Fee Net Investment Income” over a 1.75% quarterly (7.0% annualized) hurdle rate, expressed as a rate of return on the value of our net assets attributable to our common stock, and a “catch-up” provision, measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our net investment income equals the hurdle rate of 1.75% but then receives, as a “catch-up,” 50% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.9167% subject to a total return requirement and deferral of non-cash amounts. The effect of the “catch-up” provision is that, subject to the total return and deferral provisions discussed below, if Pre-Incentive Fee Net Investment Income exceeds 11.67% in any calendar quarter, our investment adviser will receive 20.0% of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply. The ordinary income component of the incentive fee will be computed on income that may include interest that is accrued but not yet received in cash.

This incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of our Pre-Incentive Fee Net Investment Income will be payable except to the extent 20% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our Pre-Incentive Fee Net Investment Income for such calendar quarter exceeds the 1.75% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For this purpose, the “cumulative net increase in net assets resulting from operations” is the sum of our Pre-Incentive Fee Net Investment Income, realized gains and losses and unrealized appreciation and depreciation for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (sometimes referred to as payment-in-kind interest, or

PIK, or original issue discount, or OID) will be paid to THL Credit Advisors, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle rate and there is no delay of payment if prior quarters are below the quarterly hurdle rate.

The capital gains component of the incentive fee will equal 20.0% of our “Incentive Fee Capital Gains,” if any, which will equal our aggregate cumulative realized capital gains from inception through the end of each calendar year, computed net of our aggregate cumulative realized capital losses and our aggregate cumulative unrealized capital depreciation, less the aggregate amount of any previously paid capital gain incentive fees. The second component of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the period ending December 31, 2013. For a more detailed discussion of the calculation of this fee, see “The Advisor—Investment Management Agreement.”
(6)	We may borrow funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. The costs associated with any such outstanding borrowings would be indirectly borne by our investors. See “Business—Leverage” for more information.
(7)	Includes our estimated organizational and operational expenses, including payments under the Investment Management Agreement and Administration Agreement based on our allocable portion of overhead and other expenses incurred by the Advisor. See “The Advisor—Administration Agreement.” “Other expenses” are based on estimated amounts for the current fiscal year.
(8)	“Total annual expenses” as a percentage of consolidated net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We intend to borrow money to leverage our net assets and increase our total assets. We calculate the “total annual expenses” percentage as a percentage of net assets (defined as total assets less indebtedness and after taking into account any incentive fees payable during the period), rather than the total assets, including assets that have been purchased with borrowed amounts. If the “total annual expenses” percentage were calculated instead as a percentage of consolidated total assets, our “total annual expenses” would be % of consolidated total assets. With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of total assets after such borrowing. We have included our estimated leverage expenses (consistent with the assumptions in footnote (6)) for the 12 months following this offering in “total annual expenses.”

SELECTED CONSOLIDATED FINANCIAL DATA

The selected consolidated financial data should be read in conjunction with “Discussion of Management’s Expected Operating Plans,” “Senior Securities” and the consolidated financial statements and related notes included elsewhere herein. The selected financial and other data for the period from our formation on June 26, 2013 and ended on             , 2013 is derived from our unaudited financial statements, and in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results as of and for the period ended             , 2013 are not necessarily indicative of the results that may be expected for the year ending December 31, 2013.

For the period from June 26, 2013 (inception) through , 2013
Investment Income:
From non-controlled, non-affiliated investments:
Interest income	$
Other income
Dividend income
From non-controlled, affiliated investments:
Other income

Total investment income

Expenses:
Base management fees
Incentive fees
Administrator expenses
Professional fees
Credit facility interest and fees
Other general and administrative expenses
Amortization of deferred financing costs
Directors’ fees
Insurance expenses
Organizational expenses

Total expenses

Excise and income tax provision

Net investment income
Interest rate derivative periodic interest payments, net
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain on non-controlled, non-affiliated investments
Net change in unrealized appreciation on:
Non-controlled, non-affiliated investments
Non-controlled, affiliated investments

Net change in unrealized appreciation on investments

Net realized and unrealized gain (loss) on investments
Provision for taxes on unrealized appreciation on investments
Net change in unrealized depreciation on interest rate derivative

Net increase in net assets resulting from operations	$

Net investment income per common share:
Basic and diluted	$
Net increase in net assets resulting from operations per common share:
Basic and diluted	$
Cash dividends declared per common share	$

($ in thousands, except per share data)	As of , 2013
Balance sheet data:
Investments, at fair value	$
Cash
Total assets
Total liabilities
Total net assets

Other Data:
Net asset value per share(1)	$

(1)	Based on common shares outstanding at period end.

RISK FACTORS

Before you invest in our common stock you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not currently known to us or that we currently deem to be immaterial also may materially adversely affect our business, financial condition and/or results of operations. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are a new company with a limited operating history.

We were incorporated in Delaware in June 2013. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. We plan to use the net proceeds of this offering to purchase all of the assets held by our warehouse, THL Credit Secured Loan Fund LLC, and to pay the outstanding principal of, and accrued and unpaid interest on, the warehouse line of credit as well as to pay the reasonable transaction costs incurred by us and our lender in establishing the Credit Facility. We intend to use the remainder of the net proceeds of this offering for investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses, such as due diligence expenses of potential new investments, from the net proceeds of this offering. Pending such investments, we may invest the net proceeds of this offering in short-term investments, such as cash and cash equivalents, and we may earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in secured floating rate loans. As a result, any distributions we make during this period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

Global capital markets could enter a period of severe disruption and instability. These market conditions have historically, and could again, materially and adversely affect debt and equity capital markets in the United States, which could have a materially negative impact on our business, financial condition and results of operations.

The U.S. capital markets could again experience a period of disruption characterized by the freezing of credit, a lack of liquidity in the debt capital markets, significant losses in the principal value of investments, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. General economic conditions could deteriorate during this period of disruption, with material and adverse consequences for the broader financial and credit markets, and could reduce the availability of debt and equity capital for the market as a whole, and financial services firms in particular. These conditions could occur for a prolonged period of time. In such a period of disruption, we could have difficulty accessing debt and equity capital in order to grow. A period of severe disruption and instability in the global financial markets or deterioration in credit and financing conditions could have a material adverse effect on our business, financial condition and results of operations.

Volatility or a prolonged disruption in the credit markets could materially damage our business.

We are required to record our assets at fair value, as determined in good faith by our board of directors in accordance with our valuation policy. As a result, volatility in the capital markets may materially adversely affect our valuations and our net asset value, even if we intend to hold investments to maturity. Volatility or dislocation in the capital markets may depress our stock price below our net asset value per share and create a challenging environment in which to raise debt and equity capital. As a business development company, we will generally not be able to issue additional shares of our common stock at a price less than our net asset value without first obtaining approval for such issuance from our stockholders and our independent directors. Additionally, our ability to incur indebtedness will be limited by applicable regulations, such as that our asset coverage under the 1940 Act must equal at least 200% of our total indebtedness immediately after each time we incur indebtedness. Shrinking portfolio values negatively impact our ability to borrow additional funds under the Credit Facility because our net asset value is reduced for purposes of the 200% asset coverage test. If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios stipulated by the 1940 Act, which could, in turn, cause us to stop making distributions or reduce such distributions, lose our status as a business development company and materially impair our business operations. A protracted disruption in the credit markets could also materially decrease demand for our investments.

The significant disruption in the capital markets experienced in the past had and may in the future have a negative effect on the valuations of our investments, and on the potential for liquidity events involving our investments. The debt capital that will be available to us, if at all, may be at a higher cost and on less favorable terms and conditions than those estimated within this prospectus. A prolonged inability to raise capital will require us to reduce the volume of secured floating rate loans we invest in and could have a material adverse impact on our business, financial condition or results of operations. This may also increase the probability that other structural risks negatively impact us. These situations may arise due to circumstances that we may be unable to control, such as a protracted disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or an operational problem that affects third parties or us, and could materially damage our business, financial condition or results of operations.

A portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we will be required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. We expect that a significant portion of our portfolio may consist of loans, whether broadly syndicated or directly originated, that are Level 3 assets, all valued at fair value based on inputs that are unobservable because they are based on our own assumptions about how market participants would price the asset. We will value these securities quarterly at fair value as determined in good faith by our board of directors.

Certain factors that may be considered in determining the fair value of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to comparable publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize upon the sale of one or more of our investments. As a result, investors that may purchase our common stock based on an overstated net asset value would pay a higher price than the realizable value of our investments might warrant.

We will incur credit risk when we loan money or commit to loan money to a portfolio company.

Our primary business will expose us to credit risk, and the quality of our portfolio will have a significant impact on our earnings. Credit risk is a component part of our valuation of our secured floating rate loans and other investments we may purchase. Negative credit events will lead to a decrease in the value of our secured floating rate loans and other investments.

In addition, current market conditions have affected consumer confidence levels, which may result in adverse changes in payment patterns. Increased delinquencies and default rates would impact our results of operations. Deterioration in the credit quality of our portfolio could have a material adverse effect on our capital, financial condition and results of operations.

Any unrealized losses we experience on our investment portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a business development company, we will be required to carry our investments at market value or, if no market value is ascertainable or if market value does not reflect the fair value of such investment in the bona fide determination of our board of directors, then, at fair value as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Unrealized losses of any given portfolio company could be an indication of such company’s inability in the future to meet its repayment obligations to us. If the fair value of our portfolio companies reflects future realized losses, this would ultimately result in reductions of our income available for distribution in future periods and could materially harm our results of operations and cause a material decline in the value of our publicly traded common stock.

Following periods of volatility in the market price of a company’s securities, securities litigation has often been brought against that company.

If our stock price fluctuates significantly, we may be the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business and cause a material adverse effect on our business, financial condition or results of operations.

Our borrowers may default on their payments, which may have a materially negative effect on our financial performance.

We intend to invest in secured floating rate loans, which may involve a high degree of repayment risk. We intend to invest in companies that may have limited financial resources, may be highly leveraged and may be unable to obtain financing from traditional sources. Accordingly, a general economic downturn or severe tightening in the credit markets could materially negatively impact the ability of our borrowers to repay their loans, which could materially damage our business. Numerous other factors may affect a borrower’s ability to repay its loan, including the failure to meet its business plan or a downturn in its industry. A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans or foreclosure on its secured assets. This could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the loans or debt securities that we hold. In addition, our portfolio companies may have, or may be permitted to incur, other debt that ranks senior to or equally with our securities. This means that payments on such senior-ranking securities may have to be made before we receive any payments on our subordinated loans or debt securities. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in any related collateral and may have a materially negative effect on our financial results.

We depend upon the Advisor’s key personnel for our future success, and if the Advisor is unable to hire and retain qualified personnel or if we lose any of the THL Credit Investment Principals, our ability to achieve our investment objective could be significantly harmed.

We will depend on the diligence, skill and network of business contacts of the THL Credit Investment Principals. We will also depend, to a significant extent, on the Advisor’s access to the investment information and deal flow generated by these investment professionals and any others that may be hired or retained by the Advisor. Managers of the Advisor will evaluate, negotiate, structure, close and monitor our investments. Our future success depends on the continued service of the THL Credit Investment Principals. The departure of principals of the Advisor could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that THL Credit Advisors will remain the Advisor.

The Advisor can resign upon 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could materially adversely affect our financial condition, business and results of operations.

The Advisor has the right, under the Investment Management Agreement, to resign at any time upon 60 days’ written notice, whether we have found a replacement or not. If the Advisor resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our common stock may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by the Advisor and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may materially adversely affect our financial condition, business and results of operations.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on the Advisor’s ability to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis will be largely a function of the Advisor’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The THL Credit Investment Principals will have substantial responsibilities under the Investment Management Agreement. In order to grow, the Advisor will need to hire, train, supervise and manage new employees. However, we can offer no assurance that any such employees will contribute effectively to the work of the Advisor. We caution you that the principals of the Advisor may also be called upon to provide, and currently do provide, managerial assistance to portfolio companies and other investment vehicles, including other business development companies, which are managed by the Advisor. Such demands on their time may distract them or slow our rate of investment. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We will operate in a highly competitive market for investment opportunities.

A number of entities will compete with us to make the types of investments that we will make in middle-market companies. We will compete with public and private funds, including other business development companies and closed-end funds, commercial and investment banks, commercial financing companies, CLO funds and, to the extent they provide an alternative form of financing, private equity funds. Additionally, alternative investment vehicles, such as hedge funds, also invest in middle-market companies. As a result, competition for investment opportunities at middle-market companies can be intense. Most of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We cannot offer any assurances that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Participants in our industry compete on several factors, including price, flexibility in transaction structuring, customer service, reputation, market knowledge and speed in decision-making. We will not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors have a lower cost of capital and therefore may be able to make loans with interest rates that are lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Prior to the closing of this offering, THL Credit Advisors intends to purchase a group of potential investments for our portfolio using the borrowings under the Credit Facility. We intend to use the proceeds of this offering to repay all of such borrowings under the Credit Facility. See “Use of Proceeds.” To the extent any proceeds from this offering remain after such payment, the Advisor will evaluate investments consistent with its selection process and may take up to three months to fully deploy such remaining proceeds from the offering. During this period, we expect to invest the funds in temporary investments such as cash, cash equivalents, U.S. government securities and other high-quality investment grade securities that mature in one year or less from the date of investment. The income earned on such investments potentially would be significantly less than what we would earn on investments in secured floating rate loans and other investments contemplated within this prospectus.

We may not replicate the historical performance of other investment companies with which our investment professionals have been affiliated.

The 1940 Act imposes numerous constraints on the investment activities of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of U.S. private companies or thinly traded public companies with a market capitalization of less than $250 million, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. These constraints may hinder the Advisor’s ability to take advantage of attractive investment opportunities and to achieve our investment objective. Current market conditions and the depressed economic cycle present significant challenges to us that have not been present in recent years, if ever. In addition, the investment philosophy and techniques used by the Advisor may differ from those used by other investment companies. Accordingly, we can offer no assurance that we will replicate the historical performance of other investment companies with which our investment professionals have been affiliated, and we caution that our investment returns could be substantially lower than the returns achieved by such other companies.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility which could have a material adverse effect on our business, financial condition and results of operations.

We intend to elect to be treated as a business development company. If we do not remain a business development company once treated as such, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility, which could have a material adverse effect on our business, financial condition and results of operations.

You may have current tax liabilities on distributions you reinvest in our common stock.

If you own shares of common stock registered in your own name and “opt in” to the dividend reinvestment plan by delivering a written notice to the plan administrator prior to the record date of the next dividend or distribution, you will have all cash distributions automatically reinvested in additional shares of our common stock. If you “opt in” to the dividend reinvestment plan, you will be deemed to have received, and for federal income tax purposes will be taxed on, the amount reinvested in our common stock to the extent the amount reinvested was not a tax-free return of capital. As a result, you may have to use funds from other sources to pay your federal income tax liability on the value of the common stock received. See “Dividend Reinvestment Plan”.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC.

To qualify as a RIC under the Code, we must meet certain source-of-income, asset diversification and annual distribution requirements. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis.

To the extent we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC, we will have to pay corporate-level taxes on all of our income whether or not we distribute it, which would substantially reduce our net assets and the amount of income available for debt service as well as reduce and/or affect the character and amount of our distributions to our stockholders. Such a failure would have a material adverse effect on us and our stockholders. Even if we qualify as a RIC, we generally will be subject to a corporate-level income tax on the income or gains we do not distribute. If we do not distribute an amount at least equal to the sum of 98% of our ordinary income (during the calendar year) plus 98.2% of our net capital gain income (during each 12-month period ending on October 31), we generally will be required to pay an excise tax on amounts carried over and distributed to stockholders in the next year equal to 4% of the undistributed amount.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, or “OID,” or contracted payment-in-kind, or “PIK,” interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment assets, and increases in loan balances as a result of contracted PIK interest will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

The part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

In some cases we may recognize income before or without receiving cash representing such income. As a result, we may have difficulty meeting the tax requirement to distribute at least 90% of the sum of our ordinary income and realized net short-term capital gains, if any, in excess of realized net long-term capital losses to obtain RIC tax benefits. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements, which could have a material adverse effect on our business, financial condition and results of operations. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax benefits and thus be subject to corporate-level income tax.

We will need to raise additional capital to grow because we must distribute most of our income.

We may need additional capital to fund the growth of our investments. We intend to issue equity securities in the future and have borrowed, and expect to borrow in the future, from financial institutions. A reduction in the availability of new capital could in the future limit our ability to grow. We will be required to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, these earnings will not be available to fund new investments. If we fail to obtain additional capital to fund our investments, this could limit our ability to grow, which may have an adverse effect on the value of our securities.

In addition, as a business development company, we are generally required to maintain a ratio of total assets to total borrowings of at least 200%. This may restrict our ability to borrow in certain circumstances.

The tax treatment of certain of our investments may be uncertain.

We intend to invest a portion of our net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for us. U.S. federal income tax rules are not entirely clear about issues such as when we may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by us to the extent necessary in order to seek to ensure that we distribute sufficient income and do not become subject to U.S. federal income or excise tax.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of capital. We may acquire additional capital from the issuance of senior securities or other indebtedness, the issuance of additional shares of our common stock, the issuance of warrants or subscription rights to purchase certain of our securities, or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks, or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. Our ability to pay distributions, incur additional indebtedness or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness or redeem a portion of our senior securities, as applicable, at a time when such sales may be disadvantageous, which could materially damage our business.

Senior Securities.    As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities, they would rank “senior” to common stock in our capital structure. Preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of holders of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

Additional Common Stock.    Our board of directors may decide to issue additional common stock to finance our operations rather than issuing debt or other senior securities. As a business development company, we will generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our board of directors. Also, subject to the requirements of the 1940 Act, we may issue rights to acquire our common stock at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and the best interests of our common stockholders. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our board of directors, closely approximates the market value of such securities. We will not offer transferable subscription rights to our stockholders at a price equivalent to less than the then current net asset value per share of common stock, excluding underwriting commissions, unless we first file a registration statement that is declared effective by the SEC with respect to such issuance and the common stock to be purchased in connection with the rights represents no more than one-third of our outstanding common stock at the time such rights are issued. In addition, we note that for us to file a post-effective amendment to a registration statement on Form N-2, we must then be qualified to register our securities on Form S-3, which requires one year of timely reporting as a public company and a public float held by non-affiliates of $75.0 million. If we raise additional funds by issuing more common stock or warrants or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our common stockholders at that time would decrease, and our common stockholders may experience significant dilution.

Securitization.    In addition to issuing securities to raise capital as described above, we may in the future, as market conditions permit, securitize a portion of our loans to generate cash for funding new investments. If the pool of loans experienced losses due to defaults, we would be exposed up to the amount of our equity in such vehicle to any losses in our portfolio. If we are unable to securitize our loan portfolio successfully, then our ability to grow our business and fully execute our business strategy may be limited, materially adversely affecting our earnings, if any.

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be deemed our affiliate for purposes of the 1940 Act, and we generally will be prohibited from buying or selling any securities (other than our securities) from or to such affiliate. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such person, absent the prior approval of the SEC. Similar restrictions will limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private equity fund managed by our investment adviser without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us. We and the Advisor intend to submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by the Advisor or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We cannot assure you that this application for exemptive relief will be granted by the SEC, or that, if granted, it would be on the same terms requested by us. See “Business—Conflicts of Interest.”

Our investment adviser and its affiliates, senior management and employees have certain conflicts of interest which could impact our investment returns.

Our investment adviser, its senior management and employees serve or may serve as investment advisers, officers, directors or principals of entities that operate in the same or a related line of business. Accordingly, these individuals may have obligations to investors in those entities or funds, the fulfillment of which might not be in our best interests or the best interests of our stockholders. In addition, certain of the personnel employed by our investment adviser or focused on our business may change in ways that are detrimental to our business. Any affiliated investment vehicle currently in existence or formed in the future and managed by the Advisor or its affiliates may invest in asset classes similar to those targeted by us. As a result, THL Credit Advisors may face conflicts in allocating investment opportunities between us and such other entities. Although THL Credit Advisors will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that we may not be given the opportunity to participate in such investments. In any such case, if THL Credit Advisors forms other affiliates in the future, it is possible we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance, as well as applicable allocation procedures. In certain circumstances, negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance when any such order would be obtained or that one will be obtained at all.

We expect to use borrowed funds to make investments and will be exposed to the typical risks associated with leverage.

We intend to borrow funds to make investments. When we borrow funds under the Credit Facility or under another form of financing, we are exposed to increased risk of loss due to our use of debt to make investments. A decrease in the value of our investments will have a greater negative impact on the net asset value attributable to our common stock than it would if we did not use debt. Our ability to pay distributions will be restricted when our asset coverage ratio is not at least 200%, and any amounts that we use to service our indebtedness will not be available for distribution to our common stockholders.

Any use of debt would be governed by the terms of a credit facility or an indenture or other instrument containing covenants restricting our operating flexibility. We, and indirectly our stockholders, will bear the cost of issuing and servicing debt. Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

If we incur additional debt, it could increase the risk of investing in our shares.

We anticipate utilizing leverage. Leverage is generally considered a speculative investment technique. Increases or decreases in the value of our portfolio will be magnified if we use leverage. All costs and expenses related to any form of leverage will be borne entirely by our common stockholders. Moreover, changes in the value of the portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common stock. During periods when we use leverage, the fees paid to the Advisor for advisory services will be higher than if we did not use leverage because the fees paid will be calculated on the basis of our Managed Assets, which includes assets purchased using leverage. As such, the Advisor may have a financial incentive to increase the use of leverage, which constitutes an inherent conflict of interest. In addition, the fees we pay to the Advisor are borne exclusively by our common stockholders, and preferred stockholders and lenders to us, if any, will not bear any of our expenses. Our leveraging strategy may not be successful.

As a business development company, we will be required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200% of total indebtedness. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

The following table is designed to illustrate the effect of leverage on the return an investor in our common stock would experience, assuming a debt to gross asset ratio of and a weighted average annual interest rate of and investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns that we may experience. The table assumes that we will maintain a constant level and weighted average rate of leverage. The amount of leverage that we use will vary from time to time. As can be seen, leverage generally increases the return of stockholders when the portfolio return is positive and decreases when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed return on portfolio (net of expenses)(1)	-10%		-5%		0%		5%		10%
Corresponding return to common stockholders(2)		%		%		%		%		%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)	In order to compute the “corresponding return to common stockholders,” the “assumed return on portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense expected to be accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the “corresponding return to common stockholders.”

We will be exposed to risks associated with changes in interest rates that may materially adversely affect our cost of capital and net investment income.

Since we will borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. Our loans will typically provide for adjustments in the loan interest rate along with changes in market interest rates. However, such adjustments may lag actual market interest rate movements or adjustments under our borrowings. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds will increase, which could materially reduce our net investment income. We may use interest rate risk management techniques, such as total return swaps and interest rate swaps, in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

A rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments, particularly since we intend to invest in secured floating rate loans. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle and may result in a substantial increase of the amount of incentive fees payable to the Advisor with respect to Pre-Incentive Fee Net Investment Income.

General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have a material adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we will hold which earn fixed interest rates and will increase our interest expense on any variable rate borrowings, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our distributions, which could materially reduce the value of our common stock.

We may in the future determine to fund a portion of our investments with preferred stock, which would magnify the potential for loss and the risks of investing in us in the same way as our borrowings.

Preferred stock, which is another form of leverage, has similar risks to our common stockholders as borrowings because the dividends on any preferred stock we issue must be cumulative. If we issue preferred securities, they would rank “senior” to common stock in our capital structure. Payment of dividends on, and repayment of the liquidation preference of, such preferred stock would typically take preference over any distributions or other payments to our common stockholders. Also, preferred stockholders are not, typically, subject to any of our expenses or losses and are not entitled to participate in any income or appreciation in excess of their stated preference. Furthermore, preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stock. Also, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

We expect to fund a portion of our investments with debt securities, which will magnify the potential for loss and the risks of investing in us in the same way as our borrowings.

As a result of an issuance of debt securities, we will be exposed to typical risks associated with leverage, including an increased risk of loss and an increase in expenses, which will ultimately be borne by our common stockholders. Payments of interest on such debt securities must take preference over any other distributions or other payments to our common stockholders. If we issue debt securities, it is likely that such securities will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. In addition, such securities may be rated by rating agencies, and in obtaining a rating for such securities, we may be required to abide by operating and investment guidelines that could further restrict our operating flexibility. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

If we issue preferred stock and/or debt securities, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock and/or debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock and/or debt securities would likely cause the net asset value and market value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock. This decline in net asset value would also tend to cause a greater decline in the market price for our common stock.

There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios which may be required by the 1940 Act and the terms of our preferred stock and/or debt securities or of a downgrade in the ratings of the preferred stock and/or debt securities or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund redemption of some or all of the preferred stock and/or debt securities, which could have a material adverse effect on our business, financial condition or results of operations. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock and/or debt securities. Holders of preferred stock and/or debt securities may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Holders of any preferred stock that we may issue will have the right to elect members of the board of directors and have class voting rights on certain matters.

The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, under the 1940 Act certain matters require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our qualification as a RIC for U.S. federal income tax purposes, which could have a material adverse effect on our business, financial condition or results of operations.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the secured floating rate loans we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Changes in laws or regulations governing our operations may materially adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse effect on our business. See “Regulation” for more information.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may materially adversely affect our business and impact our ability to make distributions.

If we fail to maintain an effective system of internal control over financial reporting, we may not be able to accurately report our financial results or prevent fraud. As a result, stockholders could lose confidence in our financial and other public reporting, which would harm our business and the trading price of our common stock.

Effective internal controls over financial reporting are necessary for us to provide reliable financial reports and, together with adequate disclosure controls and procedures, are designed to prevent fraud. Any failure to implement required new or improved controls, or difficulties encountered in their implementation could cause us to fail to meet our reporting obligations. In addition, any testing by us conducted in connection with Section 404 of the Sarbanes-Oxley Act, or the subsequent testing by our independent registered public accounting firm (when undertaken, as noted below), may reveal deficiencies in our internal control over financial reporting that are deemed to be material weaknesses or that may require prospective or retroactive changes to our financial statements or identify other areas for further attention or improvement. Inferior internal controls could also cause investors to lose confidence in our reported financial information, which could have a negative effect on the trading price of our common stock.

We will be required to disclose changes made in our internal control on financial reporting on a quarterly basis and our management will be required to assess the effectiveness of these controls annually. Undetected material weaknesses in our internal controls could lead to financial statement restatements and require us to incur the expense of remediation.

Risks Relating To The Illiquid Nature Of Our Portfolio Assets

We intend to invest in illiquid assets, and our valuation procedures with respect to such assets may result in our recording values that are materially different than the values we ultimately receive upon disposition of such assets.

We expect that most if not all of our portfolio will consist of loans, whether broadly syndicated or directly originated, that are Level 3 assets valued at fair value. We will value these securities quarterly at fair value as determined in good faith by our board of directors. This means that the portfolio valuations will be based on unobservable inputs and our own assumptions about how market participants would price the asset or liability. We expect that inputs into the determination of fair value of our portfolio investments and Credit Facility borrowings will require significant management judgment or estimation. Even if observable market data is available, such information may be the result of consensus pricing information or broker quotes, which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by such a disclaimer materially reduces the reliability of such information.

Determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. In determining fair value in good faith, we will generally obtain financial and other information from portfolio companies, which may represent unaudited, projected or pro forma financial information. Unlike banks, we will not be permitted to provide a general reserve for anticipated loan losses. We will instead be required by the 1940 Act to specifically determine the fair value of each individual investment on a quarterly basis. We will record unrealized appreciation if we believe that the underlying portfolio company has appreciated in value. Likewise, we will record unrealized depreciation if we believe that the underlying portfolio company has depreciated in value. As a result, there will be uncertainty as to the value of our portfolio investments.

We will adjust the valuation of our portfolio quarterly to reflect our board of directors’ determination of the fair value of each investment in our portfolio. Any changes in fair value will be recorded in the statement of operations as net change in unrealized appreciation or depreciation.

Our board of directors expects to use the services of one or more nationally recognized independent valuation firms to aid it in determining the fair value of these investments. The factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and cash flows, the markets in which the portfolio company does business, comparison to publicly traded companies and other relevant factors. Because valuations may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Additionally, valuations of private investments and private companies are inherently uncertain. Our net asset value could be materially adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such investments.

The lack of liquidity in our investments may materially adversely affect our business.

We may acquire our investments directly from the issuer in privately negotiated transactions. Substantially all of these investments are subject to legal and other restrictions on resale or are otherwise less liquid than publicly-traded investments. We may exit such investments when the portfolio company has a liquidity event such as a sale, refinancing or initial public offering of the company, but we are not required to do so.

The illiquidity of some of our investments may make it difficult or impossible for us to sell such investments if the need arises, particularly in light of recent market developments in which investor appetite for illiquid investments was substantially diminished. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments, which could have a material adverse effect on our business, financial condition and results of operations. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

Investments purchased by us that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the investments, market events, economic conditions or investor perceptions. Domestic and foreign markets are complex and interrelated, so that events in one sector of the world markets or economy, or in one geographical region, can reverberate and have materially negative consequences for other market, economic or regional sectors in a manner that may not be foreseen and which may materially harm our business.

A general disruption in the credit markets could materially damage our business.

We are susceptible to the risk of significant loss if we are forced to discount the value of our investments in order to provide liquidity to meet our liability maturities. Our borrowings under a credit facility, including the Credit Facility, will be or are collateralized by the assets in our investment portfolio. A general disruption in the credit markets could result in a diminished appetite for our securities. In addition, with respect to over-the-counter traded securities, the continued viability of any over-the-counter secondary market depends on the continued willingness of dealers and other participants to purchase the securities.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios stipulated by the 1940 Act, which could, in turn, cause us to stop making distributions, lose our status as a business development company and materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to draw down on the Credit Facility or other loan agreements to which we may be a party. These situations may arise due to circumstances that we may be unable to control, such as a general disruption in the credit markets, a severe decline in the value of the U.S. dollar, a sharp economic downturn or an operational problem that affects third parties or us, and could materially damage our business.

Risks Related To Our Investments

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

We intend to invest primarily in secured floating rate loans of middle-market companies. Secured floating rate loans are typically the most senior source of capital in a borrower’s capital structure and have certain of the borrower’s assets pledged as collateral. Companies may obtain secured floating rate loans to refinance existing debt and for acquisitions, dividends and leveraged buyouts as well as for general corporate purposes. Secured floating rate loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, typically LIBOR, plus a premium.

The secured floating rate loans we intend to invest in will usually be unrated or rated below investment grade or may also be unrated. Investments in secured floating rate loans which are unrated or rated below investment grade are considered speculative because of the credit risk of their issuers. Such companies are more likely than investment grade issuers to default on their payments of interest and principal owed to us, and such defaults could reduce our net asset value and income distributions. An economic downturn would generally lead to a higher non-payment rate by portfolio companies, and a secured loan may lose significant market value before a default occurs and we may experience losses due to the inherent illiquidity of the investments. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. Secured floating rate loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment-grade, variable rate securities.

Secured floating rate loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to us, a reduction in the value of the investment and a potential decrease in the net asset value of the loan. There can be no assurance that the liquidation of any collateral securing a secured loan would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that the collateral could be readily liquidated. In the event of bankruptcy or insolvency of a borrower, we could experience delays or limitations with respect to our ability to realize the benefits of the collateral securing a secured loan. The collateral securing a secured loan may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a borrower. Some secured floating rate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the rights in collateral of such secured floating rate loans to presently existing or future indebtedness of the borrower or take other action detrimental to the holders of secured floating rate loans including, in certain circumstances, invalidating such secured floating rate loans or causing interest previously paid to be refunded to the borrower. Either such step could materially negatively affect our performance.

We may acquire secured floating rate loans through assignments or participations of interests in secured floating rate loans. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to such debt obligation. However, the purchaser’s rights can be more restricted than those of the assigning institution, and we may not be able to unilaterally enforce all rights and remedies under an assigned debt obligation and with regard to any associated collateral. A participation typically results in a contractual relationship only with the institution participating out the interest and not directly with the borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, we generally will have no right to enforce compliance by the borrower with the terms of the loan agreement against the borrower, and we may not directly benefit from the collateral supporting the debt obligation in which we have purchased the participation. As a result, we will be exposed to the credit risk of both the borrower and the institution selling the participation. Further, in purchasing participations in lending syndicates, we will not be able to conduct the same level of due diligence on a borrower or the quality of the secured floating rate loans with respect to which we are buying a participation as we would conduct if we were investing directly in the secured loan. This difference may result in our being exposed to greater credit or fraud risk with respect to such secured floating rate loans than we expected when initially purchasing the participation.

Investing in middle-market companies involves a number of significant risks.

Investing in middle-market companies involves a number of significant risks, including:

•

companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•

they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•

they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and the Advisor may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

If we invest in participation interests, we will take on the credit risk of the seller as well as the portfolio company.

We may acquire our investments in portfolio company loans in the form of participations. Participation interests in a selling institution’s portion of a loan typically result in a contractual relationship only with such selling institution, not with the borrower. Hence, we will generally have the right to receive payments of principal and interest only from the institution selling the participation and only upon receipt by such selling institution of such payments from the borrower. By holding a participation interest in a loan, we generally will have no right to enforce compliance by the borrower with the terms of the loan agreement nor any rights of set off against the borrower. We also may not directly benefit from the collateral supporting the loan in which we have purchased the participation. As a result, we will assume the credit risk of both the borrower and the institution selling the participation to us, which will remain the legal owner of record of the applicable loan. In the event of the insolvency of the selling institution, we may be treated as a general unsecured creditor of the selling institution, and may not benefit from (and may be at risk as a result of) any set off between the selling institution and the borrower. In addition, we may purchase a participation from a selling institution that does not itself retain any portion of the applicable loan and, therefore, may have limited interest in monitoring the terms of the loan agreement and the continuing creditworthiness of the borrower. When we hold a participation interest in a loan, we may not have the right to vote under the applicable loan agreement, and the selling institution will reserve the right to administer the loan sold by it as it sees fit and to amend the documentation evidencing such loan in accordance with its own interests, which may conflict with our interests.

Some of our loans may be governed by the law of a jurisdiction other than a U.S. jurisdiction. We cannot provide any information with respect to the risks associated with purchasing a loan, including characterization under such laws of participation interests or sub-participation interests in the event of the insolvency of the institution from whom we purchase such interest or the insolvency of the institution from whom the grantor of a sub-participation interest purchased its participation interest.

The purchaser of an assignment of an interest in a loan typically succeeds to all the rights and obligations of the assigning selling institution and becomes a lender under the loan agreement with respect to that loan. As a purchaser of an assignment, we generally will have the same voting rights as other lenders under the applicable loan agreement, including the right to vote to waive enforcement of breaches of covenants or to enforce compliance by the borrower with the terms of the loan agreement, and the right to set off claims against the borrower and to have recourse to collateral supporting the loan. Assignments are arranged through private negotiations between assignees and assignors, and in some cases the rights and obligations acquired by the purchaser of an assignment differ from, and be more limited than, those held by the assigning selling institution.

Assignments and participations are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans. We will be bound by provisions of the underlying loan agreements, if any, that require the preservation of the confidentiality of information provided by the borrower. Because of certain factors, including confidentiality provisions, the unique and customized nature of the loan agreement, and the private syndication of the loan, loans and participation interests in loans may not be purchased or sold as easily as are publicly-traded securities.

Below investment grade investments involve particular risks.

We expect that most of our investments will be made in loans that are rated below investment grade loans or are unrated. Such loans are subject to liquidity, market value, credit, interest rate, reinvestment and other risks that are greater risks than the risks associated with investment grade corporate obligations. These risks could be exacerbated to the extent that the portfolio is concentrated in one or more particular types of investments.

Loans and participation interests in loans have significant liquidity and market value risks since they are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Because loans and participation interests are privately syndicated and loan agreements are privately negotiated and customized and generally may be transferred only to “qualified lenders,” such investments may not be purchased or sold as easily as publicly-traded securities. In addition, historically the trading volume in the loan market has been small relative to the debt securities market.

Leveraged loans have historically experienced greater default rates than investment grade securities. We can offer no assurance as to the levels of defaults and/or recoveries that may be experienced on our investments.

A non-investment grade loan or debt obligation or an interest in a non-investment grade loan is generally considered speculative in nature and may experience a default for a variety of reasons. Upon any obligation becoming defaulted, such obligation may become subject to either substantial workout negotiations or restructuring, which may entail a substantial reduction in the interest rate, a substantial write-down of principal, and a substantial change in the terms, conditions and covenants with respect to such obligation. In addition, such negotiations or restructuring may be extensive and protracted, and therefore may result in substantial uncertainty with respect to the ultimate recovery on such obligation. The liquidity for defaulted obligations may be limited, and to the extent that such obligations are sold the proceeds from such sale are likely to equal the amount of unpaid principal and interest on such obligations.

Balloon loans and bullet loans present refinancing risk.

Our investments will consist primarily of investments that are either balloon loans or bullet loans. Balloon and bullet loans involve a greater degree of risk than other types of transactions because they are structured to allow for either small (balloon) or no (bullet) principal payments prior to the maturity of the loan, requiring a borrower to make a large final payment upon the maturity of the loan. The ability of a borrower to make this final payment upon the maturity of a loan depends upon its ability either to refinance the loan prior to maturity or to generate sufficient cash flow to repay the loan at maturity. The ability of a borrower to accomplish any of these goals will be affected by many factors, including the availability of financing at acceptable rates to such borrower, the financial condition of such obligor, the marketability of the collateral

(if any) securing such loan, the operating history of the related business, tax laws and the prevailing general economic conditions. Consequently, a borrower may not have the ability to repay the loan at maturity, and we could lose all or most of the principal of the loan. Given their relative size and limited resources and access to capital, some borrowers may have difficulty in repaying or refinancing their balloon and bullet loan on a timely basis or at all.

Significant numbers of borrowers are facing the need to refinance their debt over the next few years, and significant numbers of CLO transactions are facing the end of their reinvestment periods or the final maturities of their own debt. As a result of the foregoing “refinancing cliff,” there could be significant pressure on the ability of borrowers to refinance their debt over the next few years. If the issue is not addressed through adequate systemic liquidity or other measures, increased defaults could result, and there could be downward pressure on the prices and markets for debt instruments, including the loans in which we invest.

Loan prepayments may affect the ability of the Advisor to invest and reinvest available funds in appropriate investments.

Loans are generally prepayable in whole or in part at any time at the option of the obligor thereof at par plus accrued unpaid interest and prepayment premiums or breakage fees, if any. Prepayments on loans may be caused by a variety of factors and are difficult to predict. Consequently, there exists a risk that loans purchased at a price greater than par may experience a capital loss as a result of such a prepayment. In addition, principal proceeds and prepayment premiums or breakage fees, if any, received upon any prepayment are subject to reinvestment risk, and if market spreads have decreased, the interest proceeds that the Advisor will earn from reinvestment may be less.

Concerns about under-reporting of inter-bank lending rates, which are used to calculate LIBOR, have existed since 2008.

Following a review conducted at the request of the U.K. Government, in September 2012, recommendations, known as the Wheatley Review, were published for reforming the setting and governing of LIBOR. The Wheatley Review made a number of recommendations for changes with respect to LIBOR, including the introduction of statutory regulation of LIBOR, the transfer of responsibility for LIBOR from the British Bankers Association to an independent administrator, changes to the method of compilation of lending rates and new regulatory oversight and enforcement mechanisms for rate-setting and reduction in the number of currencies and tenors for which LIBOR is published. In October 2012, the Financial Secretary to the U.K. Treasury endorsed the report’s recommendations and indicated that the U.K. Government would act without delay to implement them. However, it is not possible to predict the effect of any changes, including those recommended by the Wheatley Review, in the methods pursuant to which LIBOR rates are determined. LIBOR is expected to be administered by the New York Stock Exchange beginning in 2014. Any such changes or reforms to LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR rates, which could have an adverse impact on the value of your investment and/or our results of operations. In addition, uncertainty as to the extent and mechanism by which any reforms will be adopted and the timing of such changes may adversely affect the current trading market for LIBOR-based securities. Any uncertainty in the value of LIBOR or the development of a widespread market view that LIBOR has been or is being manipulated may adversely affect the liquidity of our loan portfolio in the secondary market. An increase in alternative types of financing at the expense of LIBOR-based syndicated commercial loans may make it more difficult for us to source secured floating rate loans or reinvest proceeds in secured floating rate loans that satisfy our investment criteria or increase interest expense.

Rising interest rates may render some borrowers unable to pay interest on their secured floating rate loans.

Generally, we expect that at least 80% of our investments will be in secured floating rate loans that bear interest at floating interest rates. To the extent interest rates increase, interest obligations owed by the related borrower will also increase. As prevailing interest rates increase, some borrowers may not be able to make the increased interest payments on secured floating rate loans or refinance their balloon and bullet loans, resulting in payment defaults. Conversely if interest rates decline, borrowers may refinance their loans at lower interest rates which could shorten the average life of, and reduce the distributions otherwise payable to, investors if the proceeds of such refinancing were not reinvested. Additionally, as interest rates increase and the corresponding risk of a default by borrowers increases, the liquidity of higher interest rate loans may decrease as fewer investors may be willing to purchase such loans in the secondary market in light of the increased risk of a default by the borrower and the heightened risk of a loss of an investment in such loans.

We have not yet identified all of the portfolio companies in which we will invest using the proceeds of this offering.

While we plan to identify an initial group of portfolio investments by the time of this offering, there could be additional investments that we will acquire with the proceeds of the offering. The Advisor would select such additional investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock. In addition, pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income we earn on such temporary investments will generally be significantly less than what we would expect to receive from investments in the types of secured floating rate loans we intend to target for investment, and if we are not able to identify or gain access to suitable investments, our income may be limited.

Under the 1940 Act, we will be allowed to invest up to 30% of our assets in investments that are not qualifying assets for business development companies. If we do not invest a sufficient portion of our assets in qualifying assets, we could be precluded from investing in assets that we deem to be attractive.

As a business development company, we will not be allowed to acquire any assets other than qualifying assets, as defined under the 1940 Act, unless at the time the acquisition is made such qualifying assets represent at least 70% of the value of our total assets. Qualifying assets include investments in U.S. operating companies whose securities are not listed on a national securities exchange and companies listed on a national securities exchange subject to a market capitalization limit of $250 million. Qualifying assets also include cash, cash items, government securities and high quality debt securities maturing in one year or less from the time of investment.

We believe that most of our investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we will be prohibited from making any additional investments that are not qualifying assets and could be forced to forgo attractive investment opportunities. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940 Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

We are a non-diversified investment company within the meaning of the 1940 Act, and, therefore, we generally will not be limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we will not be limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer, excluding limitations on stakeholdings in investment companies. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a material decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and materially harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and potential termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity investments and subordinate all or a portion of our claim to that of other creditors. This could occur regardless of how we may have structured our investment.

If we fail to make follow-on investments in our portfolio companies, this could materially impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. Any failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

We will not generally hold controlling equity interests in our portfolio companies, and as such we will not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could materially decrease the value of our investments.

Because we will not, generally, have controlling equity positions in our portfolio companies, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the secured floating rate loans that we expect to hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a material decrease in the value of our investments.

An investment strategy focused primarily on privately-held companies presents certain challenges, including the lack of available or comparable information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We intend to invest primarily in privately-held companies. Generally, little public information exists about these companies, and we will rely on the ability of the Advisor’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If they are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose value on our investments. Also, privately-held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could materially adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest primarily in secured floating rate loans issued by our portfolio companies. These loans may include loans structured with a first lien or second lien position. The portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the secured floating rate loans in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions.

Our incentive fee may induce the Advisor to make speculative investments.

The incentive fee payable by us to THL Credit Advisors may create an incentive for THL Credit Advisors to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to the Advisor is calculated based on a percentage of our return on invested capital. This may encourage the Advisor to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock. In addition, the Advisor will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no hurdle or cap applicable to the portion of the incentive fee based on net capital gains. As a result, the Advisor may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The part of our incentive fee payable by us to THL Credit Advisors that relates to our investment income is computed and paid on income that may include interest that has been accrued but that has not yet been received in cash. If a portfolio company defaults on a loan structured to provide accrued interest, it is possible that the accrued interest previously used in the calculation of the incentive fee will become uncollectible. THL Credit Advisors is not obligated to reimburse us for any such incentive fees even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued. As a result, there is a risk that we will pay incentive fees with respect to income that we never receive in cash.

We may make investments that cause our stockholders to bear investment advisory fees and other expenses on such investments in addition to our management fees and expenses.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies and companies that would be investment companies but are excluded from the definition of investment company provided in Section 3(c) of the 1940 Act. To the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay investment advisory fees, consisting of a base management fee and incentive fees, to THL Credit Advisors with respect to investments in the securities and instruments of other investment companies under the Investment Management Agreement. With respect to any such investments, each of our stockholders will bear his or her share of the investment advisory fees of THL Credit Advisors as well as indirectly bear the investment advisory fees and other expenses of any investment companies in which we invest.

We may be obligated to pay the Advisor incentive compensation even if we incur a loss.

The Advisor is entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our income for that quarter minus our operating expenses for the quarter above a threshold return for that quarter. For incentive compensation purposes, our Pre-Incentive Fee Net Investment Income excludes realized capital losses and unrealized capital depreciation that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. As a result, in some cases we will pay income-based incentive compensation to the Advisor even during quarters in which we realize the net loss on our statement of operation. Thus, we may be required to pay the Advisor incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in debt securities of companies located outside of the United States. Investing in companies located outside of the United States may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally available in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may borrow under a credit facility in currencies selected to minimize our foreign currency exposure or use instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Our investments in regulated derivatives instruments, such as swaps, futures and options, will be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges. Under the exchange rules, all accounts owned or managed by advisers, such as the Advisor, their principals and affiliates, would be combined for position limit purposes. In order to comply with the position limits established by the CFTC and the relevant exchanges, the Advisor may in the future reduce the size of positions that would otherwise be taken for us or not trade in certain markets on our behalf in order to avoid exceeding such limits.

Risks Relating to an Investment in Our Common Stock

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

Prior to this offering, there has been no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock was determined through negotiations among us and the underwriters, and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to sales loads, underwriting discounts and related offering expenses. Therefore, our common stock may be more appropriate for long-term investors than for investors with shorter term investment horizons and should not be treated as a trading vehicle.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

All of the      shares of our common stock to be issued to      are subject to a lock-up period of      days. Upon expiration of the lock-up period, or earlier upon the written consent of representatives of the underwriters, such shares will generally be freely tradable in the public market, subject to the provisions of Rule 144 promulgated under the Securities Act. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

Because we intend to distribute substantially all of our income to our stockholders to maintain our status as a RIC, we will need to raise additional capital to finance our growth. If funds are not available to us, we may need to curtail new investments, and our common stock value could materially decline.

In order to satisfy the requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our net ordinary income and net capital gain income except for certain net long-term capital gains, some or all of which we may retain, pay applicable income taxes with respect thereto and elect to treat as deemed distributions to our stockholders. As a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% of indebtedness. This requirement limits the amount we may borrow. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments or sell additional common stock and, depending on the nature of our leverage, to repay a portion of our indebtedness at a time when such sales and repayments may be disadvantageous. In addition, the issuance of additional securities could dilute the percentage ownership of our current stockholders in us.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test that will be applicable to us as a business development company, we may be limited in our ability to make distributions. Further, if more stockholders receive cash dividends and other distributions rather than “opting in” to our dividend reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make distribution payments, which could materially harm our business. Finally, to the extent we make distributions to stockholders which include a return of capital, that portion of the distribution essentially constitutes a return of the stockholders’ investment. Although such return of capital may not be taxable, such distributions may increase an investor’s tax liability for capital gains upon the future sale of our common stock.

Investing in our shares may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk and volatility than alternative investment options or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

There is a risk that our common stockholders may receive our stock as distributions, in which case they may be required to pay tax in excess of the cash they receive.

In the future, we may distribute our common stock as a distribution of our taxable income and a stockholder could receive a portion of the amount of the distribution declared in shares of our common stock with the remaining amount in cash. In such instance, the total distribution declared would be taxable income to a stockholder although he or she may only receive a relatively small portion of the distribution in cash to pay any taxes due on the distribution. We currently do not intend to distribute stock as a distribution but reserve the right to do so.

We may allocate the net proceeds from an offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Our shares may trade at a substantial discount from net asset value and may continue to do so over the long term.

Shares of business development companies have frequently traded at a market price that is less than the net asset value that is attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value over the long term is separate and distinct from the risk that our net asset value will decrease. It is not possible to predict whether our shares will trade at, above or below net asset value in the future. If our common stock trades below its net asset value, we will generally not be able to issue additional shares or sell our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	failure to obtain qualification as a RIC or any loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the inability of the Advisor to employ additional experienced investment professionals or the departure of any of the Advisor’s key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may be unable to invest the net proceeds raised from offerings on acceptable terms, which would harm our financial condition and operating results.

Until we identify new investment opportunities, we intend to either invest the net proceeds of future offerings in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. We cannot assure you that we will be able to find enough appropriate investments that meet our investment criteria or that any investment we complete using the proceeds from an offering will produce a sufficient return.

Sales of substantial amounts of our securities may have a material adverse effect on the market price of our securities.

Sales of substantial amounts of our securities, or the availability of such securities for sale, could adversely affect the prevailing market prices for our securities. If this occurs and continues, it could materially impair our ability to raise additional capital through the sale of securities should we desire to do so.

We may obtain the approval of our stockholders to issue shares of our common stock at prices below the then-current net asset value per share of our common stock. Any such issuance could materially dilute your interest in our common stock and reduce our net asset value per share.

Any decision to sell shares of our common stock below the then-current net asset value per share of our common stock in one or more offerings is subject to the determination by our board of directors that such issuance and sale is in our and our stockholders’ best interests.

Any sale or other issuance of shares of our common stock at a price below net asset value per share will result in an immediate dilution to your interest in our common stock and a reduction of our net asset value per share. This dilution would occur as a result of a proportionately greater decrease in a stockholder’s interest in our earnings and assets and voting interest in us than the increase in our assets resulting from such issuance. Because the number of future shares of common stock that may be issued below our net asset value per share and the price and timing of such issuances are not currently known, we cannot predict the actual dilutive effect of any such issuance. We also cannot determine the resulting reduction in our net asset value per share of any such issuance at this time. We caution you that such effects may be material.

We will incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Exchange Act as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC and the listing standards of The NASDAQ Global Select Market.

FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risk Factors” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•	the introduction, withdrawal, success and timing of business initiatives and strategies;

•	changes in political, economic or industry conditions, the interest rate environment or financial and capital markets, which could result in changes in the value of our assets;

•	the relative and absolute investment performance and operations of our investment adviser;

•	the impact of increased competition;

•	the impact of future acquisitions and divestitures;

•	the unfavorable resolution of legal proceedings;

•	our business prospects and the prospects of our portfolio companies;

•	the impact, extent and timing of technological changes and the adequacy of intellectual property protection;

•	the impact of legislative and regulatory reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or THL Credit Advisors;

•	the ability of THL Credit Advisors to identify suitable investments for us and to monitor and administer our investments;

•	our contractual arrangements and relationships with third parties;

•	any future financings by us;

•	the ability of THL Credit Advisors to attract and retain highly talented professionals;

•	fluctuations in foreign currency exchange rates; and

•	the impact of changes to tax legislation and, generally, our tax position.

This prospectus contains forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act or Section 21E of the Securities Exchange Act of 1934. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of      shares of our common stock in this offering will be approximately $     million, or approximately $     million if the underwriters fully exercise their over-allotment option, in each case assuming an initial public offering price of $     per share, after deducting underwriting discounts and commissions of $     payable by us ($     if the underwriters fully exercise their over-allotment option) and including estimated offering expenses of approximately $     payable by us.

We plan to use the net proceeds of this offering to repay indebtedness incurred under the Credit Facility that was used to acquire an initial portfolio of loans, as well as to pay certain transaction costs incurred by us and our lender in establishing our Credit Facility. Such indebtness had an outstanding principal amount of $     millions, bore interest at an annual interest rate of     % and had a maturity date of             , 2013. Under the terms of the Credit Facility, such indebtness is subject to customary covenants and events of default. We intend to use the remainder of the net proceeds of this offering for investments in portfolio companies in accordance with our investment objective and strategies described in this prospectus and for general working capital purposes. We also intend to pay operating expenses, including management and administrative fees, and may pay other expenses, such as due diligence expenses of potential new investments, from the net proceeds of this offering.

Pending such investments in portfolio companies, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. THL Credit Advisors has agreed to waive the portion of the base management fee payable on any of the net proceeds of this offering that (i) constitute temporary investments in cash, cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of their investment, or (ii) that have not yet otherwise been invested in portfolio investments.

CAPITALIZATION

The following table sets forth:

•	our actual capitalization at August 21, 2013;

•

our pro forma capitalization at     , 2013, as adjusted to give effect to our borrowing under the Credit Facility and the application of the proceeds of such borrowing to purchase an initial portfolio of investments; and

•

our capitalization at     , 2013, as further adjusted to reflect the sale of      shares of our common stock in this offering at a public offering price of $     per share, after deducting underwriting discounts and commissions and estimated offering expenses and expenses of the lender under the Credit Facility of approximately $     and $    , respectively, payable by us, and our use of a portion of the net proceeds of this offering to repay our indebtness under the Credit Facility.

	As of August 21, 2013
	Actual	Pro Forma(1)	Pro Forma As-Adjusted(2)
		(Unaudited) (Dollars in Thousands)
Assets:
Cash and cash equivalents	$10,050		$

Total assets	$10,050		$

Net Assets:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 670 shares issued and outstanding, actual; shares issued and outstanding, as adjusted	$1		$
Paid-in capital in excess of par value	$10,049		$

Net assets	$10,050		$

(1)	Reflects our borrowing under the Credit Facility and application of the proceeds of such borrowing to purchase an initial portfolio of investments.
(2)	Does not include any exercise of the underwriters’ over-allotment option of shares of our common stock.

DILUTION

The potential dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma net asset value per share after this offering. Net asset value per share is determined by dividing our net asset value, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

As of August 21, 2013, we had 670 shares of common stock outstanding, and our net asset value was $10,050, or approximately $15.00 per share. After giving effect to the sale of the shares to be sold in this offering, and the deduction of discounts and estimated offering expenses, our as-adjusted net asset value would be approximately $     million, or $     per share, representing an immediate dilution of $     per share, or     %, to shares sold in this offering. If the underwriters’ over-allotment option is exercised in full, there would be an immediate dilution to the net asset value of $     per share, or     %, to the shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis:

Initial public offering price per share	$
, 2013 net asset value per share immediately prior to this offering		$15

As-adjusted net asset value per share immediately after this offering	$

Dilution per share to stockholders participating in this offering (without exercise of the over-allotment option)	$

The following table sets forth information with respect to the shares prior to and following this offering and our formation transactions (without exercise of the underwriters’ over-allotment option):

	Shares Purchased			Total Consideration			Average Price Per Share
	Number	%		Amount	%
Shares outstanding upon completion of formation transactions	670		%	10,050		%	15.00
Shares to be sold in this offering			%			%

Total			%		100.0%

The pro forma net asset value upon completion of this offering and our formation transactions (without exercise of the underwriters’ over-allotment option) is calculated as follows:

Numerator:
Net asset value upon completion of formation transactions		$10,050
Assumed proceeds from this offering and formation transactions (after deduction of certain estimated expenses of this offering as described in Use of Proceeds)	$

Denominator:
Shares outstanding upon completion of formation transactions
Shares included in this offering and the formation transactions

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” appearing elsewhere in the prospectus.

Overview

We are a newly-organized, externally-managed, non-diversified, closed-end management investment company that intends to elect to be treated as a business development company, or “BDC,” under the Investment Company Act of 1940, as amended, or the “1940 Act.” We were formed on June 26, 2013 as a Delaware corporation. In addition, for tax purposes we intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our first taxable year ending after completion of this offering. Our investment activities are managed by THL Credit Advisors and supervised by our board of directors, a majority of whom are independent of THL Credit Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations.

Our investment objective is to generate current income consistent with capital preservation. We can offer no assurance that we will achieve our investment objective or be able to structure our investment portfolio as anticipated. We will seek to achieve our objective by investing primarily in secured floating rate loans, including first lien, unitranche and second lien debt instruments, generally made to private middle-market companies whose debt is unrated or rated below investment grade, which we refer to collectively as “secured floating rate loans.” These investments are commonly referred to as “high-yield” instruments. We may also invest in the debt of thinly-traded U.S. public companies with an equity-market-capitalization of less than $250 million. Under normal market conditions, at least 80% of the value of our “Managed Assets,” which means our net assets plus any borrowings for investment purposes, will be invested in secured floating rate loans. In certain instances, our investments may include an associated equity component such as warrants, common or preferred stock, participation interests or other similar securities. In focusing on secured floating rate loans, our primary investment focus differs from that of THL Credit, Inc., a business development company for which the Advisor also acts as investment adviser, although there may be overlap in terms of our targeted investments and those of THL Credit, Inc. See “Business—Conflicts of Interest.”

Secured floating rate loans are typically the most senior source of capital in a borrower’s capital structure and have certain of the borrower’s assets pledged as collateral. Companies may use secured floating rate loans to refinance existing debt and for acquisitions, dividends and leveraged buyouts as well as for general corporate purposes. Secured floating rate loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, typically LIBOR, plus a premium. We will typically invest in U.S., and to a limited extent non-U.S., companies, partnerships and other business entities which operate in various industries and geographical regions. Secured floating rate loans typically have terms of three to eight years.

We will be managed by THL Credit Advisors. THL Credit Advisors will also provide the administrative services necessary for us to operate. We believe that our ability to leverage the existing investment management and administrative support platforms of the Advisor will enable us to operate more efficiently and with lower overhead costs than other newly-formed funds of comparable size.

The consummation of each investment will, however, depend upon obtaining mutually satisfactory pricing terms, the execution and delivery of final binding agreements and the completion of final due diligence. We can offer no assurance that in the course of completing the prospective investments the Advisor’s team has identified for us, we will not discover facts that would cause us to change the terms and amounts of these investments or render these investments unattractive or that any of these investments will actually be made.

We were formed on June 26, 2013 as a Delaware corporation, and we have had no prior operations. We intend to purchase our initial portfolio of loans prior to our initial public offering from THL Credit Secured Loan Fund LLC, which is and will be managed by THL Credit Advisors. We expect this portfolio to be comprised of loans that are secured debt obligations of companies and that we believe will provide us with a sound foundation for our business. See “Business—Our Portfolio” for additional information.

We expect to borrow under the Credit Facility in connection with this offering. We do not yet know what the terms of the Credit Facility will be.

Revenues

We intend to generate revenue in the form of interest income on our portfolio investments and, to a lesser extent, capital gains, if any, on our debt investments that we may acquire in portfolio companies and dividends on equity investments, if any, in portfolio companies. Our secured floating rate loans typically will have a term of three to eight years and bear interest at a floating rate. Interest on debt investments is generally payable quarterly or semiannually. Some of our investments may provide for deferred interest payments or PIK. The principal amount of our debt investments and any accrued but unpaid interest generally will become due at the maturity date. We expect to originate portfolio investments to a greater extent over time and may generate revenue from origination or structuring fees. In addition, we may generate revenue in the form of commitment or diligence fees, fees for providing managerial assistance and possibly consulting fees. Loan origination fees, OID and market discount or premium are capitalized, and we will accrete or amortize such amounts as income. We will record prepayment premiums on loans and debt securities as income. Dividend income, if any, will be recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Expenses

Our primary operating expenses will include the payment of management fees to the Advisor, our allocable portion of overhead under the Administration Agreement and other operating costs as detailed below. Our management fee will compensate the Advisor for its work in identifying, evaluating, negotiating, consummating and monitoring our investments. Additionally, we will pay interest expense on any outstanding debt we may accrue under the Credit Facility. We will bear all other direct or indirect costs and expenses of our operations and transactions, including:

•	offering expenses;

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•

fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence and reviews of prospective investments or complementary businesses;

•

expenses, including travel-related expenses, incurred by THL Credit Advisors or payable to third parties in originating investments for our portfolio, performing due diligence on prospective portfolio companies, monitoring our investments and, if necessary, enforcing our rights;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts, including to investors, sponsors and other origination sources;

•	federal and state registration fees and any stock exchange listing fees;

•	federal, state and local taxes;

•	exchange listing fees;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	costs of preparing government filings, including periodic and current reports with the SEC;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•

all other expenses incurred by either the Advisor or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead, and other expenses incurred by the Advisor in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs.

During periods of growth in the value of our assets, we expect our general and administrative expenses to be relatively stable or decline as a percentage of total asset value and increase during periods of asset value declines. Incentive fees, interest expense and costs relating to future offerings of securities would be additive to the expenses described above.

Hedging

We may enter into interest rate hedging agreements. To the extent that any of our investments are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in settling them will be borne by us.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with U.S. generally accepted accounting principles, or “GAAP.” The preparation of these financial statements will require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we intend to describe our critical accounting policies in the notes to our future financial statements.

Valuation of Portfolio Investments

Our investments will generally consist of illiquid securities including secured floating rate loans and, to a lesser extent, equity investments of middle-market companies. Our board of directors will generally use market quotations to assess the value of our investments for which market quotations are readily available. We will obtain these market values from independent pricing services or at the bid prices obtained from at least two broker/dealers, if available, or otherwise by a principal market maker or a primary market dealer. If our board of directors has a bona fide reason to believe any such market quote does not reflect the fair value of an investment, it may independently value such investments by using the valuation procedure that it uses with respect to assets for which market quotations are not readily available. First lien secured debt, subordinated debt and other debt investments with maturities greater than 60 days will generally be valued by an independent pricing service or at the bid prices from at least two broker/dealers (if available, otherwise by a principal market maker or a primary market dealer). Investments of sufficient credit quality purchased within 60 days of maturity will be valued at cost plus accreted discount, or minus amortized premium, which approximates value.

We expect that there will not be readily available market values for most, if not all, of the investments that will be in our portfolio, and we value such investments at fair value as determined in good faith by or under the direction of our board of directors using a documented valuation policy, described herein, and a consistently applied valuation process. With respect to investments for which there is no readily available market value, the factors that our board of directors may take into account in pricing our investments at fair value include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we consider the pricing indicated by the external event to corroborate or revise our valuation. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, or for which market quotations are deemed not reflective of the fair value, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of the Advisor responsible for the portfolio investment;

•	preliminary valuation conclusions will then be documented and discussed with the management of the Advisor;

•

our board of directors will also engage independent valuation firms quarterly to conduct independent appraisals of our investments for which market quotations are not readily available or are readily available but deemed not reflective of the fair value of the investment. The independent valuation firms will review management’s preliminary valuations in light of their own independent assessment and also in light of any market quotations obtained from an independent pricing service, broker, dealer or market maker;

•

the audit committee of our board of directors will review the preliminary valuations of the Advisor and that of the independent valuation firms and respond and supplement the valuation recommendations of the independent valuation firms to reflect any comments; and

•

our board of directors will discuss these valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

Fair Value Measurements, as defined under ASC 820, is the price that we would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment or liability. ASC 820 emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available at the time.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchies:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets, or that are quoted prices for identical or similar assets or liabilities in markets that are not active and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term, if applicable, of the financial instrument.

Level 3: Inputs that are unobservable for an asset or liability because they are based on our own assumptions about how market participants would price the asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement. Generally, most of our investments will be classified as Level 3.

The inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data are available, such information may be the result of consensus pricing information or broker quotes which include a disclaimer that the broker would not be held to such a price in an actual transaction. The non-binding nature of consensus pricing and/or quotes accompanied by such a disclaimer would result in classification as Level 3 information, assuming no additional corroborating evidence was available.

A review of fair value hierarchy classifications will be conducted on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification for certain financial assets or liabilities. Reclassifications impacting Level 3 of the fair value hierarchy will be reported as transfers in or out of the Level 3 category as of the end of the quarter in which the reclassifications occur.

In addition to using the above inputs in cash and cash equivalents, and investments valuations, we will employ the valuation policy approved by our board of directors that is consistent with ASC 820. Consistent with our valuation policy, we will evaluate the source of inputs, including any markets in which our investments are trading, in determining fair value.

Our investments will generally be structured as debt and equity investments in the form of secured floating rate loans, mezzanine debt and equity co-investments. The transaction price, excluding transaction costs, will typically be the best estimate of fair value at inception. When evidence supports a subsequent change to the carrying value from the original transaction price, adjustments will be made to reflect the expected exit values. Ongoing reviews by the Advisor and independent valuation firms will be based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions and performance multiples, among other factors. These non-public investments will be included in Level 3 of the fair value hierarchy.

Revenue Recognition

We record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt investments with contractual PIK interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will cease accruing PIK interest if there is insufficient value to support the accrual or if we do not expect amounts to be collectible. We do not accrue as a receivable interest on loans and debt investments if we determine that it is probable that we will not be able to collect such interest. Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when it is no longer probable that principal or interest will be collected. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

Upfront loan origination fees, original issue discount and market discount or premium are capitalized, and we then amortize such amounts as interest income using the effective yield method. We record prepayment premiums on loans and debt investments as interest income. Dividend income, if any, will be recognized on an accrual basis on the ex-dividend date to the extent that we expect to collect such amounts.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, using the specific identification method, which entails valuation on an asset-by-asset basis without sampling, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

Payment-in-Kind Interest

We may have investments in our portfolio which contain a contractual PIK interest provision. PIK interest is computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment, and is recorded as income. We will stop accruing PIK interest if there is insufficient value to support the accrual or if we do not expect amounts to be collectible. To maintain our status as a RIC, PIK interest income, which is considered investment company taxable income, must be paid out to stockholders in the form of dividends even though we have not yet collected the cash. Amounts necessary to pay these dividends may come from available cash.

Federal Income Taxes

We intend to operate so as to qualify to obtain and maintain annually our election to be taxed as a RIC under Subchapter M of the Code. If we so qualify, we will not be subject to federal income tax on the portion of our taxable income and gains distributed to stockholders. To qualify as a RIC, we are required to distribute at least 90% of our investment company taxable income as defined by the Code. Although not required for us to maintain our RIC tax status, we must also distribute an amount at least equal to the sum of 98% of our ordinary income (during each calendar year) plus 98.2% of our net capital gains (during each 12-month period ending on October 31) to avoid a 4% excise tax.

Because federal income tax regulations differ from GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences will be reclassified among capital accounts in our future financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. We expect to borrow funds under the Credit Facility to acquire an initial portfolio of investments prior to the completion of this offering. In addition, we intend to borrow funds subsequent to this offering, including before we have fully invested the proceeds of this offering, to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in the best interest of us and our stockholders. We have not decided the extent to which we will finance portfolio investment using debt. See “Business—Leverage” and “Material U.S. Federal Income Tax Considerations.” In the future, we may also securitize a portion of our investments and obtain additional borrowings from banks and issue senior securities.

Our primary use of funds will be investments in portfolio companies and repayment of amounts owing to the advances under any borrowings we may obtain in the future, cash distributions to holders of our common stock and the payment of operating expenses.

Immediately after this offering and the consummation of the related transactions, we expect to have cash resources of approximately $     million, or $     million if the underwriters’ over-allotment option is fully exercised, and no indebtedness. See “Use of Proceeds.”

Contractual Obligations

We will enter into certain contracts under which we will have material future commitments. Under the Investment Management Agreement, THL Credit Advisors will serve as our investment adviser in accordance with the terms of the Investment Management Agreement. Payments under the Investment Management Agreement in each reporting period will be equal to (1) a base management fee equal to 0.875% of the value of our gross assets and (2) an incentive fee based on our performance.

Under the Administration Agreement, THL Credit Advisors has agreed to furnish us with office facilities and administrative services necessary to conduct our day-to-day operations. If requested to provide managerial assistance to our portfolio companies, we or THL Credit Advisors will be paid an additional amount based on the services provided, which amount will not in any case exceed the amount we receive from the portfolio companies for such services. Payment under the Administration Agreement is based upon our allocable portion of the Advisor’s overhead in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief compliance officer, chief financial officer and their respective staffs.

We intend to enter into the License Agreement with THL Partners, pursuant to which THL Partners would agree to grant us a non-exclusive license to use the name “THL Credit.”

If any of our contractual obligations discussed above are terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under the Investment Management Agreement and the Administration Agreement. Any new Investment Management Agreement would also be subject to approval by our stockholders. For a description of THL Credit Advisors and our contractual arrangements with this company, see “The Advisor—Investment Management Agreement” and “—Administration Agreement.” For a description of THL Partners and our contractual arrangements with this company, see “Business—Thomas H. Lee Partners, L.P.” and “The Advisor—License Agreement.”

Off-Balance Sheet Arrangements

We currently engage in no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

DISTRIBUTIONS

Subsequent to the completion of this offering, and to the extent we have income available, we intend to make quarterly distributions to our stockholders. Our quarterly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution. We expect quarterly distributions to be paid from income generated by interest and dividend income earned on our portfolio. The specific tax characteristics of our distributions each year will be reported to stockholders after the end of each calendar year. We do not currently expect that our quarterly distributions will include a return of capital.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under the Code, beginning with our first taxable year ending after completion of this offering. To obtain and maintain RIC tax treatment, we must distribute at least 90% of our net ordinary income and net short-term capital gains in excess of our net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (a) 98% of our net ordinary income for such calendar year; (b) 98.2% of our net capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and (c) any net ordinary income and net capital gains for preceding years that were not distributed during such years and on which we previously paid no U.S. federal income tax.

We currently intend to distribute net capital gains (i.e., net long-term capital gains in excess of net short-term capital losses), if any, at least annually out of the assets legally available for such distributions. However, we may decide in the future to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated for U.S. federal income tax purposes as if you had received an actual distribution of the capital gains that we retain and you had reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.”

We cannot assure you that we will achieve results that will permit us to pay any cash distributions, and, if we issue senior securities, we will be prohibited from making distributions if doing so would cause us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if such distributions are limited by the terms of any of our borrowings.

Unless you elect to have your distributions reinvested in additional shares of our common stock under our dividend reinvestment plan, we intend to make such distributions in cash. Although distributions paid in the form of additional shares of our common stock will generally be subject to U.S. federal, state and local taxes in the same manner as cash distributions, investors participating in our dividend reinvestment plan will not receive any corresponding cash distributions with which to pay any such applicable taxes. If you hold shares of our common stock in the name of a broker or financial intermediary, you should contact such broker or financial intermediary regarding your election to “opt in” to the dividend reinvestment plan. Any distributions reinvested through the issuance of shares through our dividend reinvestment plan will increase our assets on which the base management fee and the incentive fee are determined and paid to THL Credit Advisors. See “Dividend Reinvestment Plan.”

SENIOR SECURITIES

(dollar amounts in thousands, except per share data)

Information about our senior securities (including preferred stock, debt securities and other indebtedness) is shown in the following tables as of             , 2013 since we were formed on June 26, 2013. The “—” indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit(4)

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by total senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the “Asset Coverage Per Unit.”
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable because senior securities are not registered for public trading.

PORTFOLIO COMPANIES

The following tables set forth certain information as of             , 2013 regarding each portfolio company in which we have a debt or equity investment. We offer to make available managerial assistance to our portfolio companies. In addition, we may receive rights to participate in or observe the board of directors’ meetings of our portfolio companies.

Portfolio company	Industry	Type of Investment	Yield	Maturity/ Dissolution Date	Percentage of Class Held on a Fully Diluted Basis	Principal Amounts	Cost	Fair Value

BUSINESS

General Business of THL Credit Secured Floating Rate Debt, Ltd.

We are a newly-organized, externally-managed, non-diversified, closed-end management investment company that intends to elect to be treated as a BDC under the 1940 Act. We were formed on June 26, 2013 as a Delaware corporation. In addition, for tax purposes we intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our first taxable year ending after completion of this offering. Our investment activities are managed by THL Credit Advisors and supervised by our board of directors, a majority of whom are independent of THL Credit Advisors and its affiliates. As a BDC, we are required to comply with certain regulatory requirements. See “Regulation” for discussion of BDC regulation and other regulatory considerations.

Our investment objective is to generate current income consistent with capital preservation. We can offer no assurance that we will achieve our investment objective or be able to structure our investment portfolio as anticipated. We will seek to achieve our objective by investing primarily in secured floating rate loans, including first lien, unitranche and second lien debt instruments, generally made to private middle-market companies whose debt is unrated or rated below investment grade. We may also invest in the debt of thinly-traded U.S. public companies with an equity market capitalization of less than $250 million. Under normal market conditions, at least 80% of the value of our “Managed Assets,” which means our net assets plus any borrowings for investment purposes, will be invested in secured floating rate loans. In certain instances, our investments may include an associated equity component such as warrants, common or preferred stock, participation interests or other similar securities. In focusing on secured floating rate loans, our primary investment focus differs from that of THL Credit, Inc., a business development company for which the Advisor also acts as investment adviser, although there may be overlap in terms of our targeted investments and those of THL Credit, Inc.

Secured floating rate loans are typically the most senior source of capital in a borrower’s capital structure and have certain of the borrower’s assets pledged as collateral. Companies may use secured floating rate loans to refinance existing debt and for acquisitions, dividends and leveraged buyouts as well as for general corporate purposes. Secured floating rate loans pay interest at rates which are determined periodically on the basis of a floating base lending rate, typically LIBOR plus a premium. We will typically invest in U.S., and to a limited extent non-U.S., companies, partnerships and other business entities which operate in various industries and geographical regions. Secured floating rate loans in which we intend to invest typically have terms of three to eight years.

Secured floating rate loans in which we will invest typically are unrated or rated below investment grade. Debt rated below investment grade, which are often referred to as “leveraged loans” or “high yield” securities, may be considered “high risk” compared to debt instruments that are rated at or above investment grade. However, when compared to other forms of non-investment grade debt, secured floating rate loans are collateralized and typically have other more robust capital-preserving features, such as less credit risk, and have historically had higher recovery rates.

We expect to acquire our initial portfolio at fair value as determined by independent valuation experts. We expect to invest in secured floating rate loans made primarily to private leveraged middle-market companies with approximately $25 million to $500 million in annual revenues. We expect that the average size of our investments initially will be $5 million, and that over time each of our investments will generally represent less than 5% of our Managed Assets. We expect the secured floating rate loans in which we invest to include both syndicated loans and loans which we directly originate through financial intermediaries or sponsors. We expect the inclusion of privately negotiated, directly originated loans, which are generally higher-yielding than syndicated loans, will enhance our investment returns. As the investment process tends to be longer in the case of direct origination, generally ranging from one to three months, we expect that the portfolio will initially hold a greater concentration of syndicated loans, including broadly syndicated loans, and over time will hold more equal weightings of syndicated and directly-originated loans.

In addition, we may invest a portion of our portfolio in other types of investments, which we refer to as opportunistic investments, which are not our primary focus but are intended to enhance our overall returns. These opportunistic investments may include direct investments in U.S. public companies that have a market capitalization of more than $250 million, securities of leveraged companies located in select countries outside of the United States, and investment companies as defined in the 1940 Act. We may invest up to 30% of our total assets in such opportunistic investments, subject to compliance with our regulatory obligations as a business development company under the 1940 Act. See “Regulation—Qualifying Assets.”

As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. Under the 1940 Act, we may only borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing, such as the maturity, covenant package and rate structure of proposed borrowings, our ability to raise funds through the issuance of common stock and the risks of such borrowings within the context of our investment outlook. Ultimately, we only intend to use leverage if the expected returns from a borrowing to make investments exceeds the cost of such borrowing. The use of borrowings to make investments is considered a speculative investment practice and increases the risk of your investment in us.

As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or realized net capital gains that we distribute to our stockholders if we meet certain source-of-income, income distribution and asset diversification requirements.

THL Credit Advisors LLC

Our investment activities are managed by our investment adviser, THL Credit Advisors. THL Credit Advisors is responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments, and monitoring our investments and portfolio companies on an ongoing basis. THL Credit Advisors was formed as a Delaware limited liability company on June 26, 2009 and is registered as an investment adviser under the Advisers Act. On the date of this prospectus, THL Credit Advisors advises THL Credit, Inc. and its investment professionals have primary responsibility for the investment decisions of certain entities which invest alongside THL Credit, Inc., including THL Credit Greenway Fund LLC and THL Credit Greenway Fund II, LLC, each of which is a private investment fund that invests primarily in debt and equity investments in middle-market leveraged companies. THL Credit Advisors is led by James K. Hunt, W. Hunter Stropp, Sam W. Tillinghast, Christopher J. Flynn, Terrence W. Olson and Stephanie Paré Sullivan. THL Credit Advisors is owned and controlled by certain members of our management team and a partnership consisting of certain of the partners of THL Partners.

THL Credit Advisors also serves as our administrator and leases office space to us and provides us with equipment and office services. The tasks of the Advisor in its capacity as administrator include overseeing our financial records, preparing reports to our stockholders and reports filed with the SEC and generally monitoring the payment of our expenses and the performance of administrative and professional services rendered to us by others.

THL Credit SLS

THL Credit SLS, a majority-owned subsidiary of THL Credit Advisors, acquired McDonnell Investment Management’s Alternative Credit Strategies group in June 2012 and is led by James R. Fellows, Brian W. Good, Robert J. Hickey and Brian Murphy. The Senior Loan Strategies Professionals have worked together in the bank loan markets for more than 20 years. Senior Loan Strategies Professionals invest in the non-investment grade credit market through collateralized loan obligations (CLOs), separate accounts and various fund formats, and focus principally on investments in broadly syndicated and middle-market senior floating rate loans, high yield bonds and other leveraged credit instruments.

We believe that THL Credit SLS is recognized as a leader in the bank loan market. The Senior Loan Strategies Professionals, while working for McDonnell Investment Management’s Alternative Credit Strategies Group, the predecessor of THL Credit SLS, raised an aggregate of $1.689 billion in three successive collateralized loan obligations, or CLOs, between April 1, 2004 and June 29, 2012. From June 30, 2012 through June 30, 2013, such professionals, working for THL Credit SLS, raised $948 million for two additional CLOs, in addition to managing private funds and separate accounts.

Thomas H. Lee Partners, L.P.

Founded in 1974, THL Partners is a leading private equity firm based in Boston, Massachusetts. THL Partners focuses on identifying and obtaining substantial ownership positions in large growth-oriented companies where it can add managerial and strategic expertise to create value for its partners. As one of the oldest and most experienced private equity firms, THL Partners has raised approximately $20 billion of equity capital and invested in more than 100 businesses with an aggregate purchase price of more than $150 billion since its inception in 1974. THL Partners seeks to build companies of lasting value while generating superior returns for its investors and operating partners. We will benefit from THL Credit Advisors’ relationship with THL Partners because THL Credit Advisors has access to the contacts and industry knowledge of THL Partners’ investment team, which will enhance its transaction sourcing capabilities and allow THL Credit Advisors to consult with the THL Partners team on specific industry issues, trends and other matters to complement our investment process.

Our Professionals

Our investment team is comprised of senior investment professionals from THL Credit Advisors’ direct lending and senior loan strategies platforms, namely, James K. Hunt, Christopher J. Flynn, James R. Fellows, Brian W. Good, Robert J. Hickey, Brian J. Murphy, W. Hunter Stropp and Sam W. Tillinghast. The THL Credit Investment Principals have invested through multiple business and credit cycles, and across the entire capital structure of portfolio companies. We believe the THL Credit Investment Principals bring a sophisticated investment perspective and skill set by virtue of their complementary experience as debt and equity investors. For more information concerning our management team, see “Management.”

Market Opportunity

Middle-market companies are increasingly seeking more flexible sources of capital, providing opportunities for alternative lenders, such as ourselves, to act as capital providers. We believe these market dynamics create an attractive investment environment for us.

The supply of middle-market financing has diminished partially as a result of increased regulation of banks and other traditional lenders.    We believe that many senior lenders have reduced their risk appetite and, as a result, have de-emphasized their service and product offerings to middle-market companies in favor of lending to large corporate clients, managing capital markets transactions and providing other non-credit services to their customers. The reduction in capital available to middle-market companies from traditional sources has created opportunities for new market participants to supply capital on favorable terms.

Middle-market companies have recently faced increasing difficulty in raising debt through the capital markets.    Middle-market companies currently have limited access to the high-yield bond markets, a traditional source of capital for middle-market companies, as institutional investors appear to be seeking to invest in larger, more liquid offerings. These market conditions have resulted in greater opportunities for alternative funding sources to supply capital to middle-market companies.

Private equity sponsors have a large pool of uninvested capital for which they will seek lending partners.    A substantial amount of private equity capital has been raised in recent years to invest in middle-market companies, and we believe more than $100 billion of such capital is currently uninvested. We expect private equity funds will seek to deploy this capital in combination with debt capital provided by other sources, which should increase demand for secured floating rate loans.

We believe there is a substantial supply of middle-market debt which will require refinancing in the near-term.    We expect that the refinancing needs of middle-market companies will continue to create demand for new secured floating rate debt.

We believe that a supply-demand imbalance in the middle-market credit markets results in improved risk-adjusted returns for our investments.    In the current credit environment, market participants have reduced lending to middle-market and non-investment grade borrowers. As a result, we believe there is less competition in our market, which allows us to negotiate what we believe to be favorable lending terms, including conservative capital structures, high current yields and strong covenants.

Company fundamentals are improving as the US economy stabilizes, creating favorable lending trends.    We believe middle-market companies are experiencing improved fundamentals driven by a stabilizing economy and an increase in consumer and business confidence. As the economy stabilizes, the ability of companies to manage leveraged balance sheets should improve.

Competitive Advantages

We believe that, through THL Credit Advisors, we possess the following competitive advantages in providing secured floating rate funding over many other capital providers to middle-market companies:

Experienced management team.    The THL Credit Investment Principals, blending the strengths of THL Credit Advisors and THL Credit SLS, are experienced investors in non-investment grade credit, averaging over 20 years of investment experience. The THL Credit Investment Principals have worked through multiple business and credit cycles, investing across the entire capital structure of portfolio companies with the objective of generating attractive long-term, risk-adjusted returns. Importantly, the investment teams of THL Credit Advisors and THL Credit SLS have also worked together for many years.

Broad credit platform generating differentiated deal flow.    We expect to benefit from access to the investment capabilities of THL Credit Advisors’ experience in direct lending and syndicated senior loans. The THL Credit Investment Principals have access to significant credit resources, including origination sources, credit analysis and industry specialization. We expect to benefit from the resources of this combined platform. Each of the THL Credit Investment Principals brings a well-developed investment perspective and skill-set by virtue of their complementary collective experiences as debt and equity investors.

Proactive sourcing and trading platform.    We take a proactive, hands-on, and creative approach to investment sourcing and trading. With offices in Boston, Chicago, Houston, Los Angeles and New York, the THL Credit Investment Principals have a deep and diverse relationship network in the debt capital and private equity markets. Our Advisor manages borrower relationship activities within each regional office, with coordination and oversight provided by executive management. Our multi-office footprint allows us to have a local presence in key U.S. markets, which provides access to a wide range of investment opportunities and enhances our sourcing capabilities. These activities and relationships provide an important channel through which we generate investment opportunities consistent with our investment strategy.

The THL Credit Investment Principals have activities and relationships with investment bankers, commercial bankers (national, regional and local), lawyers, accountants and business brokers as well as access to the extensive network of THL Partners, which has been active in sourcing investment opportunities throughout its 39-year history. The THL Credit Investment Principals actively utilize these activities, relationships and networks to source and execute attractive investments. Further, we believe the investment history and long-standing reputation of the THL Credit Investment Principals provides us with an early look at new investment opportunities.

Disciplined proprietary investment process.    Our investment philosophy is primarily focused on maximizing yield relative to risk. THL Credit Advisors employs a disciplined investment process across its investment platform, leveraging proprietary investment and monitoring tools to source investments that we expect to meet our investment criteria. Our multifaceted approach to credit selection includes top-down analysis, bottom-up research, and rigorous qualitative and quantitative analysis. Our process includes a comprehensive understanding of each portfolio company’s industry, market, operational, financial, organizational and legal position and prospects. In addition to our own analysis, we may use the service of third parties. We expect that this multifaceted approach should generate consistent, attractive, risk-adjusted returns coupled with low volatility.

Ability to execute unsponsored transactions.    We believe we are one of the few credit market participants that possesses the experience and resources to source unsponsored transactions. By unsponsored transactions, we mean transactions with borrowers that are privately held by an individual or family. Normally, but not in all cases, the majority owner is active in the day-to-day management of the business. These businesses incur debt traditionally for growth capital, acquisitions or recapitalizations. These transactions typically do not involve a third party private equity fund or similar entity that directs a borrower to incur debt as part of a leveraged buyout, refinancing or other similar transaction. Furthermore, we have the capability to perform the rigorous in-house due diligence, structuring and monitoring activities necessary to execute such transactions.

Affiliation with THL Partners.    We are managed by THL Credit Advisors, the credit affiliate of THL Partners. As such, we have access to the relationship network and industry knowledge of THL Partners to enhance transaction sourcing capabilities. This provides us with the opportunity to consult with the THL Partners investment teams on specific industry issues, trends and other complementary matters; however, it also raises certain potential conflicts of interest. See “Business—Conflicts of Interest” for more information.

Longer investment horizon.    Unlike private equity and venture capital funds, we are not subject to standard periodic capital return requirements. Such requirements typically stipulate that funds raised by a private equity or venture capital fund, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will enable us to generate attractive returns on invested capital and to be a better long-term partner for our portfolio companies.

Leverage

Prior to this offering, we intend to establish a credit facility, or the “Credit Facility.” We expect the Credit Facility to be secured by a lien on substantially all of our assets, including our initial portfolio of loans and all other assets, including cash on hand. We will provide more information about the terms of the Credit Facility as it becomes available. See “—Formation Transactions” below.

Following this offering, we anticipate utilizing leverage to attempt to increase returns to our shareholders. The use of leverage is generally considered a speculative investment technique. In order to make additional investments, we may incur leverage up to an amount such that the ratio of our Managed Assets to our leverage does not fall below 200%. We expect that, following this offering, the Credit Facility will include a revolving loan portion that will be available to us for a certain period of years, during which period we may make draws under the Credit Facility from time to time to make or purchase additional investments or for general working capital purposes until the maturity date of the Credit Facility.

We may also issue preferred stock and/or notes, enter into total return swaps or other derivatives, and borrow funds from banks and other financial institutions.

The use of debt to leverage common stock can create incremental risk. Increases or decreases in the value of our portfolio will be magnified if we use leverage. All costs and expenses related to any form of leverage will be borne entirely by our common stockholders. Moreover, changes in the value of the portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the holders of common stock. During periods when we use leverage, the fees paid to the Advisor for advisory services will be higher than if we did not use leverage because the fees paid will be calculated on the basis of our Managed Assets, which includes assets purchased using leverage. As such, the Advisor may have a financial incentive to increase the use of leverage, which constitutes an inherent conflict of interest. In addition, the fees we pay to the Advisor are borne exclusively by our common stockholders, and preferred stockholders and lenders to us, if any, will not bear any of our expenses. Our leveraging strategy, if utilized, may not be successful.

Investment Policy Overview

We will seek to create a diversified portfolio primarily of secured floating rate loans, by initially targeting investments in secured floating rate loans of middle-market companies which in each case represent less than 5% of our Managed Assets. In addition, we expect our debt investments to range in maturity from three to eight years. The companies in which we invest will typically be highly leveraged, and, in some cases, the debt issued by such companies will not be rated by national rating agencies. If the debt issued by such companies were rated, we believe that they would typically receive a rating below investment grade (between BB+ and CCC- under the Standard & Poor’s system) from the national rating agencies.

Over time, we expect that our portfolio will continue to consist primarily of secured floating rate loans in qualifying assets such as private or thinly-traded or small market-cap, public middle-market U.S. companies. In addition, we may invest up to 30% of our portfolio in non-qualifying assets. See “Regulation—Qualifying Assets” for more information. These non-qualifying assets may include investments in public companies which have a market capitalization in excess of $250 million, securities of middle-market companies located outside of the United States and investment companies as defined in the 1940 Act. Moreover, we may acquire investments in the secondary market.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Investment Approach

We benefit from access to the investment capabilities of THL Credit Advisors’ direct lending and senior loan strategies platforms.

THL Credit Advisors’ direct lending platform focuses principally on the direct origination of loans to middle-market companies. Direct origination activities typically involve the direct negotiation of the consequent loan with the borrower, although intermediaries such as investment bankers, financial sponsors or agent dealers may also be involved, significant input into the structure and terms of the investment, and active, ongoing supervision of the borrower.

The Senior Loan Strategies Professionals invest in the non-investment grade credit market through collateralized loan obligations (CLOs), separate accounts and various fund formats and focus principally on investments in broadly syndicated and middle-market senior floating rate loans, high yield bonds and other leveraged credit instruments.

Together, the THL Credit Investment Principals have access to significant credit resources, including origination sources, credit analysis and industry specialization. We expect to benefit from the resources of our combined platform.

Our investment approach across both investment teams consists of the following four separate and distinct phases: (1) sourcing; (2) selecting; (3) structuring; and (4) supervising investments. Sourcing involves our efforts to generate as vast a universe of relevant and actionable investment opportunities as possible. Selecting represents our decision-making process regarding which of those investments to pursue. Structuring summarizes our creative approach to deploying capital on a case-by-case basis in a way that maximizes risk-adjusted returns. Supervising is a reference to our ongoing rigorous credit monitoring.

Sourcing

Our portfolio investments will be sourced from the THL Credit Investment Principals’ experienced syndicated bank loan and direct lending investment teams. We believe that the combination of syndicated loans, sourced by THL Credit SLS, and privately-negotiated, directly-originated secured floating rate loans, sourced by THL Credit Advisors’ direct lending team, will enhance our investment returns and provide added diversification benefits.

We take a proactive, hands-on, and creative approach to investment sourcing and trading. With offices in Boston, Chicago, Houston, Los Angeles and New York, the THL Credit Investment Principals have a deep and diverse relationship network in the debt capital and private equity markets. Relationship activities are managed within each regional office, with coordination and oversight by executive management. Our multi-office footprint allows us to have a local presence in key US markets, which provides greater access to investment opportunities and enhances our sourcing capabilities. These activities and relationships provide an important channel through which we generate investment opportunities consistent with our investment strategy.

Selecting

Selecting investments to pursue requires us to know our key metrics, have a process to consistently measure those metrics and adhere to a repeatable due diligence process that enables our investment committee to make well reasoned decisions.

Key Investment Metrics

Our value-oriented investment philosophy is primarily focused on maximizing risk-adjusted returns. Upon identifying a potential opportunity, THL Credit Advisors performs an initial screen to determine whether pursuing intensive due diligence is merited. As part of this process, we have identified several criteria we believe are important in evaluating and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions. However, each prospective portfolio company in which we choose to invest may not meet all of these criteria.

Value orientation/positive cash flow.    Our investment philosophy places a premium on fundamental credit analysis and has a distinct value orientation. We generally focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Although we obtain liens on collateral, we are primarily focused on the predictability of future cash flow. We generally do not intend to invest in start-up companies or companies with speculative business plans.

Seasoned and committed management teams.    Strong, committed management teams are important to the success of an investment and we focus on companies where strong management teams are either already in place or where new management teams have been identified. We seek to invest in credible and realistic management teams with experience operating in a highly leveraged environment.

Strong competitive position in industry.    We will seek to invest in companies that have developed competitive advantages and defensible market positions within their respective markets and are well positioned to capitalize on growth opportunities and increase market share.

Exit strategy.    We will seek companies that we believe will generate consistent cash flow to repay our loans and reinvest in their respective businesses. We expect such internally generated cash flow in portfolio companies to be a key means by which we exit from our investments over time. In addition, we will invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Investments in different borrowers and industries.    The Advisor will seek to invest our assets broadly among portfolio companies and across industries. While we are a non-diversified investment company, we expect to employ a diversified approach to our portfolio investments, targeting individual investments representing less than 5% of our Managed Assets. The Advisor believes that this diversified approach may reduce the risk that a downturn in any one company or industry will have a disproportionate impact on the value of our portfolio.

Private equity sponsorship.    The Advisor may seek to participate in transactions sponsored by what it believes to be high-quality private equity firms. The Advisor believes that a private equity sponsor’s willingness to invest significant equity capital in a company can be under certain circumstances an implicit endorsement of the quality of that company. We believe that investing in these sponsors’ portfolio companies enables us to benefit from their direct involvement and due diligence. Further, private equity sponsors of portfolio companies with significant investments at risk may have the ability and incentive to contribute additional capital in difficult economic times should financial or operational issues arise.

Due Diligence and Investment Process

We employ a disciplined and thorough due diligence process. Our process includes a comprehensive understanding of a portfolio company’s industry, market, operational, financial, organizational and legal position and prospects. In addition to our own analysis, we may use the service of third parties (either those of the sponsor, if applicable, or those which we retain) for quality of earnings reports, environmental diligence, legal reviews, industry and customer surveys, and background checks.

In connection specifically with directly originated investments, we will conduct reference and background checks on senior management for our investments, including reference calls to several constituencies including senior management of past employers, business associates, customers, industry experts, such as equity research analysts and, when appropriate, competitors. We also will seek borrowers that have proven management teams that have a vested interest in the company in the form of equity ownership, that generate stable and predictable cash flow, and whose market position is defensible.

We invest in companies with the expectation that we will own the investment through a complete business cycle, and possibly a recession. In addition, we view a sale of the company which might result in a refinancing of our investment as a possibility but not an expectation.

Our due diligence will typically include the following elements (although not all elements will necessarily form part of every due diligence project):

Portfolio Company Characteristics:    including a focus on drivers of cash flow and growth; revenue visibility; customer and supplier concentrations; historical revenue and margin trends; fixed versus variable costs; free cash flow analysis; portfolio company performance in view of industry performance; and sensitivity analysis around various future performance scenarios (with a focus on downside scenario analysis);

Industry Analysis:    including the portfolio company’s position within the context of the general economic environment and relevant industry cycles; industry size and growth rates; competitive landscape; barriers to entry and potential new entrants; product position and defensibility of market share; technological, regulatory and similar threats; and pricing power and cost considerations;

Management:    including the quality, breadth and depth of the portfolio company’s management; track record and prior experience; background checks; reputation; compensation and equity incentives; corporate overhead; motivation; interviews with management, employees, customers and vendors;

Financial Analysis:    an understanding of relevant financial ratios and statistics, including various leverage, liquidity, free cash flow and fixed charge coverage ratios; impact on ratios in various future performance scenarios and comparison of ratios to industry competitors; satisfaction with the auditor of the financial statements; quality of earnings analysis;

Capital Structure:    diverse considerations regarding leverage (including understanding seniority and leverage multiples); ability to service debt; collateral and security protections; covenants and guarantees; equity investment amounts and participants (where applicable); review of other significant structural terms and pertinent legal documentation; and

Collateral and Enterprise Value:    analysis of relevant collateral coverage, including assets on a liquidation basis and enterprise value on a going concern basis; matrix analysis of cash flow and valuation multiples under different scenarios along with recovery estimates; comparison to recent transaction multiples and valuations.

Investment Committee

The purpose of the investment committee is to evaluate and approve, as deemed appropriate, all investments by THL Credit Advisors. The committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of every investment. The committee also serves to provide investment consistency and adherence to THL Credit Advisors’ investment philosophies and policies. The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements.

In addition to reviewing investments, the investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and investment sourcing are also reviewed on a regular basis. Members of our investment team are encouraged to share information and views on credits with the investment committee early in their analysis. This process improves the quality of the analysis and assists the deal team members to work more efficiently.

Our investment committee will be comprised of the THL Credit Investment Principals. To approve a new investment, or to exit or sell an existing investment, the consent of a majority of the members of the committee is required, including the sponsoring THL Credit Investment Principal, with Mr. Hunt, the Chief Executive Officer and Chief Investment Officer, having veto power.

Structuring

Our approach to structuring involves us choosing the most appropriate variety of security for each particular investment and, in the case of our directly originated investments, negotiating the best and most favorable terms.

Investment Structure

We intend to invest primarily in secured floating rate loans, including first lien, unitranche and second lien debt instruments, made to private middle-market companies whose debt is unrated or rated below investment grade. We may also invest in the debt of thinly-traded U.S. public companies with an equity-market-capitalization of less than $250 million. Under normal market conditions, at least 80% of the value of our “Managed Assets,” which means our net assets plus any borrowings for investment purposes, will be invested in secured floating rate loans. In focusing on secured floating rate loans, our primary investment focus differs from that of THL Credit, Inc., a business development company for which the Advisor also acts as investment adviser, although there may be overlap in terms of our targeted investments and those of THL Credit, Inc. In certain instances, our investments may include an associated equity component such as warrants, preferred stock or other similar securities.

We generally do not intend to invest in start-up companies or companies with speculative business plans. In addition, we may invest up to 30% of our portfolio in opportunistic investments which will be intended to diversify or complement the remainder of our portfolio and to enhance our returns to stockholders. These opportunistic investments may include, but are not limited to, direct investments in public companies that are not thinly-traded or do not have a market capitalization of less than $250 million, securities of leveraged companies located in select countries outside of the United States, and investment companies as defined in the 1940 Act. We expect that these public companies generally will have debt securities that are non-investment grade.

Security types we invest in include:

First Lien Secured Loans.    To the extent we invest in first lien or senior secured loans, we expect such loans to have terms of three to eight years. Certain of these floating rate loans may have interest-only payments in the early years, payable in cash or PIK interest, with amortization of principal deferred to later years. To the extent we invest in senior secured loans, we obtain first lien security interests in the assets of these portfolio companies that serve as collateral in support of the repayment of these loans. First lien secured loans may also include unitranche loan structures, which combine characteristics of traditional first lien senior secured loans as well as second lien and subordinated loans. We will obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of these loans. This collateral may take the form of first-priority liens on the assets of the portfolio company and may provide for moderate loan amortization in the initial years of the facility, with the majority of the amortization deferred until loan maturity, although there can be no assurance we will find investments providing for such amortization. Unitranche loans generally allow the borrower to make a large lump sum payment of principal at the end of the loan term, and there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.

Second Lien Secured Loans.    We obtain security interests in the assets of the portfolio company that serve as collateral in support of the repayment of such loans. This collateral may take the form of second priority liens on the assets of a portfolio company. These loans typically provide for amortization of principal in the initial years of the loans, with the majority of the amortization due at maturity.

Equity.    In certain instances, our investments may include an associated equity component such as warrants, common or preferred stock, participation interests or other similar securities. Any warrants we receive with our debt securities generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We may structure the warrants to provide provisions protecting our rights as a minority interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we also obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

Under normal market conditions, we expect that at least 80% of our Managed Assets will be invested in secured floating rate loans. This policy is not fundamental and may be changed by our board of directors with at least 60 days’ prior written notice provided to stockholders, to the extent such a change would not affect our ability to maintain our election as a business development company. In this prospectus, “Managed Assets” means net assets plus any borrowings for investment purposes.

The Advisor will seek to achieve our investment objective through a disciplined approach to the selection of credit investments and its evaluation of portfolio companies. The Advisor also expects to gain exposure to portfolio companies across a broad range of industries and of varying operating and financial characteristics and return profiles, as well as active management of such investments in light of economic developments and trends. However, we are classified as “non-diversified” under the 1940 Act, and our investment portfolio may be more concentrated than the portfolios of other issuers. We may take certain actions if short-term interest rates increase or market conditions otherwise change (or if we anticipate such an increase or change) and our use of leverage, if any, begins (or is expected) to adversely affect our common stockholders. To offset any potentially negative impact of leverage on common stockholders, we may shorten the average maturity of our investment portfolio (by investing in short-term securities) or may reduce our indebtedness or unwind other leveraged transactions. We may also attempt to reduce our use of leverage by redeeming or otherwise purchasing outstanding preferred stock or debt securities, if any.

We expect to hold most of our investments to maturity or repayment, but may sell certain investments earlier if a liquidity event takes place, such as the sale or refinancing of a portfolio company. We also may turn over investments to better position the portfolio in light of market conditions.

Investment terms for syndicated loans

With respect to syndicated loan investments sourced by the Senior Loan Strategies Professionals, we will focus on balancing capital preservation, current income and total return through a systematic approach to the management of credit risk. Our strategy is based on fundamental credit and economic analysis, risk classification and relative value. The cornerstone of the investment process is the integration of qualitative and quantitative analysis. This includes the Senior Loan Strategies Professionals’ use of the Leveraged Credit Assessment Platform (“LCAP”), a proprietary credit and collateral risk assessment tool. The purpose of the LCAP system is to provide a framework to consistently measure and identify differences among credits and industries. The LCAP system enables the Senior Loan Strategies Professionals to efficiently manage risk by modeling, scoring and monitoring various ratios that we believe are indicative of credit collateral and capital structure strength.

The objective of the investment process is to seek to provide as high a level of risk-adjusted returns consistent with prudent portfolio diversification using disciplined credit evaluation, portfolio analysis and proactive trading strategies. We intend to employ at least quarterly an analysis of risk / return and relative value assessment, subject to prudent portfolio diversification among industries and issuers. We expect to evaluate portfolio level issuer diversification and industry sector distribution on an ongoing basis in an attempt to limit portfolio volatility while seeking to maximize return. Our goal is to invest in businesses at attractive valuations in various market environments.

Investment terms for directly originated loans

With respect to investments which are directly originated, once we determine that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers, including senior, junior and equity capital providers, to structure an investment. We will negotiate among these parties to agree on how our investment is structured relative to the other capital in the portfolio company’s capital structure.

In the case of our secured floating rate loans, we will seek to tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or rights to a seat on the board under some circumstances or participation rights.

Supervising

We view active portfolio monitoring as a vital part of our investment process. We intend to monitor credit risk of each portfolio company regularly and periodically with a goal toward identifying early, and selling, secured floating rate loans and other investments with potential credit problems, or utilizing structural enhancements such as covenant packages to take proactive actions to protect our principal position and collateral. The Advisor will monitor the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company. The Advisor has several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	Assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;

•	Periodic or regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirement and accomplishments;

•	Comparisons to other of our and THL Credit, Inc.’s portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings or presentations by portfolio companies;

•	Review of monthly and quarterly financial statements and financial projections of portfolio companies; and

•	Appointing one or more members of the portfolio company’s board of directors.

We have developed monitoring templates, which enumerate specific methods of evaluating and monitoring a portfolio company’s performance that should be utilized depending on the credit risk and historical performance of the company. Our monitoring templates promote compliance with these standards and are used as a tool by the Advisor’s investment committee to assess investment performance relative to plan. The Advisor monitors and, when appropriate, changes the investment scores assigned to each investment in our portfolio. In connection with our investment valuation process, the Advisor and our board of directors review these investment scores on a quarterly basis. Loans are placed on non-accrual status when principal or interest payments are past due 30 days or more and/or when there is reasonable doubt that principal or interest will be collected. However, we may make exceptions to this policy if the loan has sufficient collateral value and is in the process of collection.

Conflicts of Interest

Subject to certain 1940 Act restrictions on co-investments with affiliates, the Advisor has agreed to offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers will be subject to the exception that, in accordance with any conflict of interest and allocation policies adopted by the Advisor, we might not participate in each individual opportunity but will be entitled, on an overall basis, to participate equitably with other entities sponsored or managed by the Advisor and its affiliates.

The Advisor and affiliates of the Advisor manage other assets in closed-end funds, open-end funds and separate managed accounts that also have investment strategies focused primarily on senior, unitranche, and second lien debt, as well as junior secured debt, unsecured subordinated debt and equity to lower middle-market companies. For example, THL Credit Advisors presently serves as investment adviser to THL Credit, Inc., an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company under the 1940 Act, that primarily invests in negotiated debt and equity securities of middle-market companies. In addition, though not the primary focus of its investment portfolio, THL Credit, Inc. may invest in first lien secured loans. Therefore, there may be certain investment opportunities that satisfy the investment criteria for both THL Credit, Inc. and us. In addition, three of our executive officers and all of our independent directors serve in similar capacities for THL Credit, Inc. In addition, the Advisor and/or its affiliates may in the future sponsor or manage investment funds, accounts or other investment vehicles, including one or more closed-end funds, with similar or overlapping investment strategies. The Advisor and/or its affiliates expect to put in place a conflict resolution policy that addresses the co-investment restrictions set forth under the 1940 Act. The Advisor will seek to ensure an equitable allocation of investment opportunities when we are able to invest alongside other accounts managed by the Advisor and its affiliates. When we invest alongside such other accounts as permitted, such investments will be made consistent with the 1940 Act, the related guidance of the SEC staff and any allocation policies adopted by the Advisor. It is our policy to base our determinations as to the amount of capital available for investment on such factors as the amount of cash on hand, existing commitments and reserves, if any, the targeted leverage level, the targeted asset mix and diversification requirements and other investment policies and restrictions to be set by our board of directors, or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts. In situations where co-investment with other entities sponsored or managed by the Advisor or its affiliates is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer, the Advisor will need to decide whether we or such other entity or entities will proceed with the investment. The Advisor will make these determinations based on its policies and procedures, which will generally require that such opportunities be offered to eligible accounts on a basis that is fair and equitable over time, including, for example, through rotational methods. We and the Advisor plan to submit an exemptive application to the SEC to permit greater flexibility to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by the Advisor or its affiliates in a manner consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We cannot assure you that this application for exemptive relief will be granted by the SEC, or that, if granted, it would be on the same terms requested by us. See “The Advisor.”

Prior to receiving any exemptive order from the SEC, the Advisor will offer us the right to participate in all investment opportunities that it determines are appropriate for us in view of our investment objective, policies and strategies and other relevant factors. These offers will be subject to the exception that, in accordance with any investment allocation policies adopted by the Advisor, we might not participate in each individual opportunity, but will, on an overall basis, be entitled to participate equitably with other entities managed by the Advisor and its affiliates.

The Advisor’s policies will also be designed to manage and mitigate the conflicts of interest associated with the allocation of investment opportunities if we are able to co-invest with other accounts managed by our investment adviser and its affiliates. We intend that generally, under the investment allocation policies adopted by the Advisor, a portion of each opportunity that is appropriate for us and an affiliated fund, which may vary based on asset class and from time to time, will be offered to us and such other eligible accounts, as periodically determined by the Advisor. We expect the investment allocation policies to provide that allocations among us and other eligible accounts will generally be made pro rata based on desired hold size. The Advisor will seek to treat all clients equitably in light of the factors relevant to managing client accounts. However, in some instances, especially in instances of limited liquidity, the factors may not result in pro rata allocations or in situations where certain accounts receive allocations where others do not.

Managerial Assistance to Portfolio Companies

As a business development company, we are required to make available managerial assistance to our portfolio companies that constitute a qualifying asset within the meaning of Section 55 of the 1940 Act. However, if we purchase securities in conjunction with one or more other persons acting together, another person in the group may make available such managerial assistance, which would satisfy such requirement as to us. Making available managerial assistance means any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. The Advisor may provide such assistance on our behalf to portfolio companies that request such assistance.

Staffing

We do not currently have any employees. Our day-to-day investment operations will be managed by the Advisor. The Advisor has hired and expects to continue to hire professionals with skills applicable to our business plan, including experience in middle-market investing, leveraged finance and capital markets.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our principal executive offices are located in at 100 Federal Street, 31st Floor, Boston, MA 02110. The Advisor furnishes us office space and we reimburse it for such costs on an allocated basis pursuant to the Administration Agreement.

Legal Proceedings

Neither we nor the Advisor is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us or against the Advisor. From time to time, we or the Advisor may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

Our Portfolio

Our principal investment focus is to invest in secured floating rate loans. We will generally seek to target companies that generate positive cash flows from the broad variety of industries in which the Advisor has direct expertise. We may invest in other industries if we are presented with attractive opportunities. The following is a list of the industries in which we may invest:

•	Aerospace and Defense

•	Auto Sector

•	Broadcasting and Entertainment

•	Business Services

•	Buildings and Real Estate

•	Cable Television

•	Cargo Transportation

•	Chemicals, Plastics and Rubber

•	Communications

•	Consumer Products

•	Containers Packaging & Glass

•	Distribution

•	Diversified/Conglomerate Services

•	Diversified/Conglomerate Manufacturing

•	Education

•	Energy / Utilities

•	Environmental Services

•	Financial Services

•	Grocery

•	Education and Childcare

•	Home & Office Furnishings, Housewares & Durable Consumer Products

•	Hotels, Motels, Inns and Gaming

•	Insurance

•	Leisure, Amusement, Motion Picture, Entertainment

•	Logistics

•	Manufacturing/Basic Industries

•	Media

•	Oil and Gas

•	Other Media

•	Printing and Publishing

•	Retail Stores

•	Software

•	Telecommunications

MANAGEMENT

Corporate Governance

We believe that maintaining the highest standards of corporate governance is a crucial part of our business, and we are committed to having in place the necessary controls and procedures designed to ensure compliance with applicable laws, rules and regulations, as well as our own ethical standards of conduct.

Director Independence

NASDAQ corporate governance rules require listed companies to have a board of directors with at least a majority of independent directors. Under NASDAQ corporate governance rules, in order for a director to be deemed independent, our board of directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of our board of directors must complete an independence questionnaire designed to provide information to assist our board of directors in determining whether the director is independent under NASDAQ corporate governance rules, the 1940 Act and our corporate governance guidelines. Our board of directors has determined that each of our directors, other than Mr. Hunt, is independent under the listing standards of NASDAQ and the 1940 Act. Mr. Hunt is an interested person of the Company due to his positions as officers of the Company. Our governance guidelines require any director who has previously been determined to be independent to inform the Chairman of our board of directors, the Chairman of the Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an independent director to change. Our board of directors limits membership on the Audit Committee and the Governance Committee to independent directors.

Board of Directors’ Oversight Role in Management

Our board of directors will perform its risk oversight function primarily through (1) its two standing committees, which report to the entire board of directors and are comprised solely of independent directors and (2) monitoring by our Chief Compliance Officer in accordance with our compliance policies and procedures.

As described below in more detail under “Audit Committee” and “Governance Committee,” the Audit Committee and Governance Committee will assist our board of directors in fulfilling its risk oversight responsibilities.

The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, including the annual audit of our financial statements, our systems of internal controls regarding finance and accounting; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants.

The Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our common stockholders, developing and recommending to our board of directors a set of corporate governance principles and overseeing the evaluation of our board of directors and our management. The Audit Committee and Governance Committee consist solely of independent directors.

Our board of directors will also perform its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Chief Compliance Officer will prepare a written report annually discussing the adequacy and effectiveness of our compliance policies and procedures and certain of our service providers. The Chief Compliance Officer’s report, which will be reviewed by our board of directors, will address at a minimum (1) the operation of our compliance policies and procedures and certain of our service providers since the last report; (2) any material changes to such policies and procedures since the last report; (3) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (4) any compliance matter that has occurred since the date of the last report about which our board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with our independent directors at least once each year.

We believe that our board of directors’ role in risk oversight will be effective and appropriate given the extensive regulation to which we will be subject as a closed-end management investment company. Specifically, as a closed-end management investment company, we must comply with certain regulatory requirements that control the levels of risk in our business and operations. In addition, we intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our first taxable year ending after completion of this offering. As a RIC we must meet certain income source, asset diversification and annual distribution requirements.

We believe that the extent of our board of directors’ and its committees’ roles in risk oversight will complement our board of directors’ leadership structure. Because they are comprised solely of independent directors, the Audit Committee and Governance Committee will be able to exercise their oversight responsibilities without any conflict of interest that might discourage critical questioning and review. Through regular executive session meetings with our independent auditors, Chief Compliance Officer and Chief Executive Officer, the independent directors will establish direct communication and oversight channels that our board of directors believes will foster open communication and early detection of issues of concern.

We believe that our board of directors’ role in risk oversight must be evaluated on a case by case basis and that the current configuration and allocation of responsibilities among our board of directors and its committees with respect to the oversight of risk is appropriate. However, our board of directors and its committees will continually re-examine the manner in which they administer their respective risk oversight functions, including through formal annual assessments of performance, to ensure that they meet our needs.

Board of Directors Composition and Leadership Structure

The 1940 Act will require that at least a majority of our directors not be “interested persons” (as defined in the 1940 Act) of us. Currently, five of the six persons who agreed to serve as our directors will be independent directors; however the Chairman of our board of directors is an interested person of us. The proposed independent directors believe that the combined position of Chief Executive Officer and Chairman of our board of directors will result in greater efficiencies in managing us by eliminating the need to transfer substantial information quickly and repeatedly between a separate Chief Executive Officer and Chairman, and the ability to capitalize on the specialized knowledge acquired from the duties of these roles. It is anticipated that Keith W. Hughes will serve as our Lead Independent Director. In this capacity, Mr. Hughes will preside over executive sessions of the independent directors and serve as a liaison between management and the independent directors between board meetings. The prospective board has determined that its leadership structure, in which 83% of the directors are independent directors and, as such are not affiliated with the Advisor, is appropriate in light of the services that the Advisor will provide to us and the potential conflicts of interest that could arise from these relationships.

Our business and affairs are managed under the direction of our board of directors. Six persons have agreed to serve on our board of directors, five of whom are not “interested persons” of our company or of THL Credit Advisors as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our board of directors, consistent with the rules of The NASDAQ Global Select Market. We refer to these individuals as our independent directors. Our board of directors elects our executive officers, who serve at the discretion of the board of directors.

Board of Directors

It is expected that each of our directors will hold office for one-year terms. At each annual meeting of our stockholders, the successors to the directors whose terms expire at each such meeting will be elected to hold office for a one-year term expiring at the next annual meeting of stockholders following their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the expected board of directors is as follows:

Name	Age	Position
Interested Director:
James K. Hunt	61	Director, Chief Executive Officer and Chief Investment Officer

Independent Directors:
David K. Downes	73	Proposed Director
Nancy Hawthorne	62	Proposed Director
Keith W. Hughes	67	Proposed Lead Independent Director
John A. Sommers	74	Proposed Director
David P. Southwell	52	Proposed Director

The address for each director is c/o THL Credit Secured Floating Rate Debt, Ltd., 100 Federal Street, 31st Floor, Boston, MA 02110.

Executive officers who are not directors

Information regarding our expected executive officers who are not directors is as follows:

Name	Age	Position
Christopher J. Flynn	40	Co-President
James R. Fellows	48	Co-President
Terrence W. Olson	46	Chief Financial Officer
Stephanie Paré Sullivan	40	General Counsel, Chief Compliance Officer and Secretary

The address for each executive officer is c/o THL Credit, Inc., 100 Federal Street, 31st Floor, Boston, MA 02110.

Information About Each Director’s Experience, Qualifications, Attributes or Skills

Below is additional information about each proposed director (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes and/or skills that each director possesses, and which our board of directors believes has prepared each director to be an effective board member. Our board of directors believes that the significance of each director’s experience, qualifications, attributes and/or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the board level, with no single director, or particular factor, being indicative of board effectiveness. However, our board of directors believes that directors need to have the ability to review, evaluate, question and discuss critical information provided to them, and to interact effectively with our management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Our board of directors believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background, business, professional training or practice (e.g., finance, accounting or law); public service or academic positions, experience from service as a board member (including on our board of directors) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences. To assist them in evaluating matters under federal and state law, the independent directors will be counseled by their own independent legal counsel, who will participate in board of directors meetings and interact with the Advisor, and also may benefit from information provided by our counsel. Both independent directors’ counsel and our counsel have significant experience advising investment companies and investment company directors. Our board of directors and its committees have the ability to engage other experts as appropriate. Our board of directors will evaluate its performance on an annual basis.

Our proposed directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act. The board’s expected chairman, James K. Hunt, will be an interested director by virtue of his serving as our Chief Executive Officer and his employment with THL Credit Advisors.

In part because the Company is an externally managed investment company, the board believes having an interested chairperson that is familiar with the Company’s portfolio companies, its day-to-day management and the operations of THL Credit Advisors greatly enhances, among other things, its understanding of the Company’s investment portfolio, business, finances and risk management efforts. In addition, the board believes that Mr. Hunt’s employment with THL Credit Advisors allows for the efficient mobilization of THL Credit Advisors’ resources at the board’s behest and on its behalf.

Keith W. Hughes is expected to serve as the board’s Lead Independent Director. In this capacity, Mr. Hughes will preside over executive sessions of the independent directors and serve as a liaison between management and the independent directors between board meetings.

Interested director

James K. Hunt.    Mr. Hunt, 61, serves as our Chairman, CEO and Chief Investment Officer, and is a member of the Investment Committee at the Company. He also serves as Director, Chief Executive Officer and Chief Investment Officer of THL Credit, Inc., THL Credit Advisors and as a Director and Chief Executive Officer of THL Credit SLS. In 2007, Mr. Hunt founded and led our predecessor entities in association with THL Partners. Mr. Hunt was most recently Managing

Partner and Chief Executive Officer of Bison Capital which he co-founded in 2001. Previously, he was President of SunAmerica Corporate Finance and an Executive Vice President of SunAmerica Investments, Inc. (subsequently, AIG SunAmerica) through 2000. At SunAmerica, Mr. Hunt was responsible for high-yielding investments including private placements, acquisition financing, term loans and portfolio purchases, structured finance and corporate acquisitions. The asset portfolio managed by Mr. Hunt exceeded $8 billion, with total investments of more than $19 billion during his tenure. Investments were partially made through five CDOs (collateralized debt obligations) exceeding $3.5 billion. He was President and CEO of the Anchor Pathway Funds and SunAmerica Series Trust with assets exceeding $11 billion. For SunAmerica, Mr. Hunt was the executive responsible for the acquisition of First City Texas Leasing in 1991, Southeast Bank Leasing in 1993 and Imperial Premium Finance in 1994 and served as the senior officer managing these finance companies. Mr. Hunt joined SunAmerica in 1990 from the Davis Companies, a private equity investment firm, where he was responsible for acquisitions. Prior to that he worked at Citicorp for over 14 years, where he held a variety of leveraged lending, credit and finance positions, culminating in the role of Senior Credit Officer and Vice President / Area Head for the Far West U.S. leveraged lending group. At Citicorp, Mr. Hunt also had responsibilities for various workout transactions and the Western asset based lending group. Mr. Hunt currently serves on the board of directors of PennyMac Financial Services, Inc. (NYSE: PFSI) and Lender Processing Services, Inc. (NYSE: LPS). Mr. Hunt is a former Chairman and member of the board of directors of Financial Pacific Leasing, LLC, formerly Lead Trustee for Falcon Financial (NASDAQ: FLCN), and a former member of the boards of directors of Primus Guaranty Ltd, LLC. (NYSE: PRS), CLS Worldwide Services, LLC, GTS Holdings, Inc., Helinet Aviation Services, LLC, Metagenics, Inc., Fidelity National Information Services Inc. (NYSE: FIS) and Mobile Storage Group. Mr. Hunt earned his BBA in economics from the University of Texas at El Paso and an MBA in finance and accounting from the University of Pennsylvania’s Wharton School.

Proposed Independent directors

David K. Downes.    Since 2004, Mr. Downes, 73, has served as the Chief Executive Officer and board member of Community Capital Management, an investment management company and the President of The Community Reinvestment Act Qualified Investment Fund, an investment management company. From 1993 to 2003, Mr. Downes was Chief Operating Officer and Chief Financial Officer of Lincoln National Investment Companies, Inc., a subsidiary of Lincoln National Corporation, and Delaware Investments U.S., Inc., an investment management subsidiary of Lincoln National Corporation, President, Chief Executive Officer and Trustee of Delaware Investment Family of Funds, President and Board Member of Lincoln National Convertible Securities Funds, Inc. and the Lincoln National Income Funds, TDC and Chairman and Chief Executive Officer of Retirement Financial Services, Inc., a registered transfer agent and investment adviser and a subsidiary of Delaware Investments U.S., Inc. From 1995 to 2003, Mr. Downes was President and Chief Executive Officer of Delaware Service Company, Inc. and from 1985 to 1992 held the roles of Chief Administrative Officer, Chief Financial Officer, Vice Chairman and Director of Equitable Capital Management Corporation, an investment subsidiary of Equitable Life Assurance Society. Mr. Downes was Corporate Controller of Merrill Lynch & Co., Inc. from 1977 to 1985. Prior to that, he held positions with Colonial Penn Group, Inc., and Price Waterhouse & Company. Mr. Downes was in the United States Marine Corps from 1957 to 1959. He currently serves as a director of Internet Capital Group, an information technology company, including roles of chair of the audit committee and a member of the compensation committee, since October 2003; and oversees numerous portfolios as a trustee of various funds in the Oppenheimer Funds complex. Mr. Downes has a BS from Pennsylvania State University.

Nancy Hawthorne.    Since August 2001, Ms. Hawthorne, 62, has served as Chair and Chief Executive Officer of Clerestory LLC, a financial advisory and investment firm. Prior to that, from 1997 to 1998, Ms. Hawthorne served as Chief Executive Officer and Managing Partner of Hawthorne, Krauss & Associates, LLC, a provider of consulting services to corporate management, and as Chief Financial Officer and Treasurer of Continental Cablevision, a cable television company, from 1982 to 1997. Ms. Hawthorne served as the lead independent director for Avid Technologies from January 2008 to December 2011, where she also served as interim Chief Executive Officer from August 2007 through December 2007 and chairperson from May 2004 to May 2007. Ms. Hawthorne also previously served on the Investment Committee at Wellesley College. She is currently a director of the MetLife Funds, a family of mutual funds established by the Metropolitan Life Insurance Company. Ms. Hawthorne has a BA from Wellesley College and an MBA from Harvard Business School.

Keith W. Hughes.    Since April 2001, Mr. Hughes, 67, has been a management consultant to domestic and international financial institutions. He previously served as Vice Chairman of Citigroup Inc., a commercial banking firm, in New York City from November 2000 to April 2001. Additionally, his experience includes Chairman and Chief Executive Officer of Associates First Capital Corporation, a consumer and commercial finance firm, in Dallas from February 1995 through November 2000. He is a director of Fidelity National Information Services, Inc., a financial industry technology and services provider. Mr. Hughes holds BS and MBA degrees from Miami University in Ohio.

John A. Sommers.    Mr. Sommers, 74, is a Managing Principal of Income Research & Management, or IR&M, which he co-founded in 1987. IR&M is an investment grade fixed-income advisory firm for institutional and private clients. Prior to IR&M, he was Director of Fixed Income at the Putnam Companies, or Putnam (now Putnam Investments), an investment advisory firm. Mr. Sommers joined Putnam in 1976 and actively managed fixed income portfolios until 1985, when he was named President and Chief Executive Officer of Putnam Advisory Company, LLC, an investment advisory firm. Prior to his work at Putnam, Mr. Sommers was a Partner and Director of Fixed Income Sales and Trading at Loeb, Rhoades & Co., an investment banking and securities firm, and a Director at F.S. Smithers & Co., an investment banking firm, and an officer in the National Bank Division of the Irving Trust Company. Mr. Sommers has a BA from Bucknell University and an MBA from NYU.

David P. Southwell.    Mr. Southwell, 52, was Executive Vice President and the Chief Financial Officer of Human Genome Sciences, Inc. until August 2012. Mr. Southwell served as Executive Vice President and Chief Financial Officer of Sepracor Inc., a pharmaceutical company, from 1994 to May 2008. From August 1984 to July 1986 and from September 1988 until July 1994, Mr. Southwell was associated with Lehman Brothers, a financial-services firm, in various positions within the investment banking division, including in the position of Vice President. Mr. Southwell is also a director of PTC Therapeutics, Inc., a biopharmaceutical company, the former Chairman of the Board of Biosphere Medical, Inc., a medical device company, prior to its acquisition by Merit Medical in 2010, and a former director of Human Genome Sciences, Inc., a pharmaceutical company. In addition, he serves on the Board of Overseers of the Tuck School of Business at Dartmouth College. Mr. Southwell has a BA from Rice University and an MBA from the Tuck School of Business at Dartmouth College.

Executive officers who are not directors

Christopher J. Flynn.    Mr. Flynn, 40, is a Co-President and a member of the Investment Committee of the Company and Managing Director at THL Credit and THL Credit Advisors. He serves as a member of the Investment Committee and also manages capital markets actively as it relates to syndications. He leads both transaction origination for the Northeast and Central regions and underwriting, execution and portfolio management for the Boston, Chicago and New York City investment teams. Prior to joining THL Credit in 2007, Mr. Flynn was previously a Vice President at AIG in the Leveraged Capital Group. Mr. Flynn joined AIG in February 2005 after working for Black Diamond Capital Management, a hedge fund with offices in Illinois and Connecticut. Mr. Flynn was a Senior Financial Analyst at Black Diamond where he was responsible for underwriting new debt investment opportunities as well as monitoring a portfolio of leveraged loans. From 2000 to 2003, Mr. Flynn worked in a variety of roles at GE Capital, lastly as an Assistant Vice President within the Capital Markets Syndication Group. Prior to joining GE Capital, Mr. Flynn worked at BNP Paribas as a financial analyst and at Bank One as a commercial banker. Mr. Flynn currently maintains a board observer role for Airborne Tactical Advantage Company, LLC, Country Pure Foods, Inc., Express Courier International Inc., IMDS Corporation, Sheplers, Inc., SeaStar Solutions, Connecture, Inc. and Specialty Brands Holdings, LLC. Mr. Flynn earned his MBA with a concentration in finance and strategy from Northwestern University’s Kellogg Graduate School of Business and his BA in Finance from DePaul University.

James R. Fellows, Chartered Financial Analyst.    Mr. Fellows, 48, is a Co-President and a member of the Investment Committee of the Company and a Co-Head, Managing Director and a Senior Portfolio Manager at THL Credit SLS. He also serves on the Board of Directors of THL Credit SLS. He has more than twenty-five years of investment industry experience, principally in the area of leveraged finance. From April 2004 through June 2012, Mr. Fellows was Co-Head, Alternative Credit Strategies Group of McDonnell, where he helped establish and manage three cash flow CLOs, a leveraged loan opportunity fund and unleveraged fund and a separate account. From 1998 to April 2004, Mr. Fellows was a Senior Vice President at Columbia Advisors, where he served as Co-Portfolio Manager for two continuously offered closed-end funds and four structured product vehicles from their inception, including two CLOs. Prior to joining Columbia Advisors in 1998, Mr. Fellows was a Senior Credit Analyst for Van Kampen Investments in its Bank Loan Investment Group. While at Van Kampen, Mr. Fellows also served as a Credit Analyst for high yield bonds and privately placed mezzanine bonds. Other responsibilities with Van Kampen included training junior credit analysts for its bank loan and high yield groups. Mr. Fellows brings extensive knowledge of high yield bank loan and high yield bonds, as well as in-depth workout, restructuring and distressed investment experience. Mr. Fellows received his B.S. degree in Economics and Finance from the University of Nebraska and is a Chartered Financial Analyst and a member of The CFA Institute.

Terrence W. Olson.    Mr. Olson, 46, is the Chief Operating Officer and Chief Financial Officer of the Company, THL Credit Advisors and THL Credit SLS. He also serves on the Board of Directors of THL Credit SLS. As a member of our senior management team, he is responsible for finance, operations, administration and information technology. He is also directly involved in strategic initiatives, capital raising and investor relations. Prior to joining THL Credit in February 2008, Mr. Olson spent ten years at Highland Capital Partners (“Highland”), a venture capital firm, where he served as Director of Finance and was responsible for the financial, tax and operational matters for Highland’s funds as well global activities in Europe and China. Before joining Highland, Mr. Olson was a Senior Manager at the accounting firm of PricewaterhouseCoopers LLP where he worked with public and private companies in the financial services and technology sectors between 1989 and 1998. He has been a presenter and speaker at numerous financial and private equity conferences and is active with several related industry groups, including the Financial Executive Alliance, where he serves on the Board of Directors. Mr. Olson holds a BS in accounting from Boston College.

Stephanie Paré Sullivan.    Ms. Sullivan, 40, is the General Counsel, Chief Compliance Officer and Secretary of the Company, General Counsel and Chief Compliance Officer of THL

Credit, Inc. and THL Credit Advisors and the General Counsel of THL Credit SLS. As a member of senior management, her role includes legal and compliance review of THL Credit’s business operations, investing transactions, regulatory filings and strategic initiatives. Prior to joining THL Credit in early 2010, Ms. Sullivan was a partner in the law firm of Goodwin Procter LLP, where she worked from 1997 to 2010, primarily focusing on mergers and acquisitions, private equity transactions and the representation of early- and later-stage growth companies. While at Goodwin Procter LLP, she worked with THL Credit in connection with its initial formation in 2007 and its continuing operations. Ms. Sullivan received her BA from Williams College and her JD from New York University School of Law.

As of the date of this prospectus, none of our independent directors or their immediate family members owned beneficially or of record any securities in the Advisor, and none of the directors owned directly or indirectly any securities in any of the Underwriters.

Compensation of Directors.    Each proposed independent director is expected to receive an annual payment of $75,000 for services performed on behalf of us as a director plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting (unless combined with a board meeting). Also, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Independent Directors have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is expected to be paid to directors who are “interested persons.”

Committees of the Board of Directors

Our board of directors has established an Audit Committee and a Governance Committee. We will require each director to make a diligent effort to attend all board and committee meetings, and encourage directors to attend our Annual Meeting of Stockholders.

Audit Committee

The members of the Audit Committee are     ,      and     , each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance rules.      serves as Chairman of the Audit Committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by our board of directors. Our charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit our accounts and records, reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis of financial condition and results of operations, and recommending to our board of directors whether the audited financial statements should be included in our annual report; reviewing and discussing with management and the independent auditors our financial statements prior to the filings; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the auditors. The Audit Committee is also responsible for aiding our board of directors in fair value pricing of debt and equity securities. Our board of directors and Audit Committee will use the services of nationally recognized independent valuation firms to help them determine the fair value of certain securities. Our board of directors has determined that      is an “audit committee financial expert” as that term is defined under Item 407(d)(5) of Regulation S-K under the Exchange Act.

Governance Committee

The members of the Governance Committee are     ,      and     , each of whom is independent for purposes of the 1940 Act and the NASDAQ corporate governance rules.      serves as Chairman of the Governance Committee. The Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our board of directors or a committee of our board of directors, developing and recommending to our board of directors a set of corporate governance principles and overseeing the evaluation of our board of directors and our management.

The Governance Committee will consider our stockholders’ recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our bylaws, the Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Stephanie Paré Sullivan, Secretary, c/o THL Credit Secured Floating Rate Debt, Ltd., 100 Federal Street, 31st Floor, Boston, MA 02110. When submitting a nomination to us for consideration, a stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; directorships on publicly held companies and investment companies during the past five years; number of shares of our common stock owned, if any; and a written consent of the individual to stand for election if nominated by our board of directors and to serve if elected by the stockholders.

Criteria considered by the Governance Committee in evaluating the qualifications of individuals for election as members of our board of directors will include compliance with the independence and other applicable requirements of the NASDAQ corporate governance rules and the 1940 Act, and all other applicable laws, rules, regulations and listing standards; the criteria, policies and principles set forth in the Governance Committee Charter; and the ability to contribute to our effective management, taking into account our needs and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which we operate. The Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying individuals for election as members of our board of directors, but the Committee will consider such factors as it may deem are in our best interests and those of our stockholders. Those factors may include a person’s differences of viewpoint, professional experience, education and skills, as well as his or her race, gender and national origin. In addition, as part of our board of director’s annual-self assessment, the members of the Governance Committee will evaluate the membership of our board of directors and whether our board of directors maintains satisfactory policies regarding membership selection.

Portfolio Managers, or Senior Investment Professionals, Biographical Information

The THL Credit Investment Principals average over 20 years of experience in the mezzanine lending, leveraged finance, distressed debt and private equity businesses. In addition, our senior investment professionals have been involved in originating, structuring, negotiating, managing and monitoring investments in each of these businesses across economic and market cycles. We believe this experience and history has resulted in a strong reputation with financial sponsors, management teams, investment bankers, attorneys and accountants, which will provide us with access to substantial investment opportunities across the capital markets. Below is a summary of their biographical information.

Brian W. Good.    Mr. Good, 47, is a Managing Director and a member of the Investment Committee at the Company, and a Co-Head, Managing Director and a Senior Portfolio Manager

at THL Credit SLS. From April 2004 through June 2012, Mr. Good was Co-Head, Alternative Credit Strategies Group of McDonnell Investment Management. Mr. Good brings extensive knowledge of the leveraged bank loan market with more than twenty-four years of leveraged finance portfolio management experience. From 1998 to April 2004, Mr. Good was a Senior Vice President at Columbia Advisors, where he served as Co-Portfolio Manager for two continuously offered closed-end funds and four structured product vehicles from their inception, including two CLOs. Prior to joining Columbia Advisors in 1998, Mr. Good was an Associate Portfolio Manager for Van Kampen Investments for the Prime Rate Income Trust in its Bank Loan Investment Group. While at Van Kampen, Mr. Good focused on senior loan credit analysis and trading. His overall investment experience includes credit analysis, trading and distressed investing. Mr. Good began his career at the Pilgrim Group in 1987 where he was a member of the portfolio management team for the Pilgrim Prime Rate Trust, the first bank loan mutual fund of its kind. Mr. Good received his B.S. degree from Pepperdine University in Business Administration.

Robert J. Hickey.    Mr. Hickey, 49, is a Managing Director and a member of the Investment Committee at the Company, and a Managing Director at THL Credit SLS. He has twenty-five years of investment industry experience. From April 2004 through June 2012, Mr. Hickey was a Senior Credit Analyst/Senior Portfolio Manager in the Alternative Credit Strategies Group of McDonnell Investment Management. Prior to joining McDonnell, Mr. Hickey was a Vice President at INVESCO Funds Inc. in Denver, Colorado, where he served as Portfolio Manager for the INVESCO High Yield Fund and Co-Manager of the INVESCO Select Income Fund. In addition, Mr. Hickey co-managed the fixed income components of several sub-advised funds. During this time, he maintained primary credit coverage of the energy, gaming, metals/mining, media/entertainment and paper/forest products sectors of the high yield market. Mr. Hickey brings extensive knowledge of corporate, high yield, and emerging market securities, as well as derivatives and hedging instruments throughout the entire credit spectrum. He also has experience with the management and regulatory aspects of the insurance industry. Prior to joining INVESCO in 2001, Mr. Hickey was the director of corporate bonds for Van Kampen Investments. While at Van Kampen, he was also senior portfolio manager for several high yield and high grade corporate bond portfolios. Other responsibilities with Van Kampen included the management of an annuity company for OakRe Life/Xerox Financial Services Life Insurance. Mr. Hickey received his M.B.A. degree from the Kellogg Graduate School of Management at Northwestern University and his B.A. degree from the University of Wisconsin.

Brian J. Murphy.    Mr. Murphy, 44, is a Managing Director and a member of the Investment Committee at the Company and a Managing Director at THL Credit SLS. He has twenty-one years of investment industry experience, principally in the area of leveraged finance. From May 2004 through June 2012, Mr. Murphy was a Senior Credit Analyst/Senior Portfolio Manager in the Alternative Credit Strategies Group of McDonnell. From 1998 to May 2004, Mr. Murphy was employed by Columbia Advisors in the Bank Loan Asset Management Group as a Senior Credit Analyst covering telecommunications, media/broadcasting, and the cable industries. Prior to joining Columbia Advisors, Mr. Murphy was employed by Van Kampen Investments from October 1991 through March 1998, most recently serving as an Assistant Portfolio Manager for the Van Kampen Prime Rate Income Trust, where he gained credit training and significant experience in all aspects of the bank loan asset class, including cash management, trade settlement, credit monitoring, portfolio surveillance and analysis. Mr. Murphy received a B.A. in Finance from Loras College.

W. Hunter Stropp.    Mr. Stropp, 42, is a member of the Investment Committee at the Company and Co-President of THL Credit Advisors. Mr. Stropp manages transaction allocation across the organization, leads transaction origination for the Western region and underwriting, execution and portfolio management for the Los Angeles investment team. Prior to joining THL Credit in 2007, Mr. Stropp served as a Vice President and Investment Manager in the Private Equity Group of GE Asset Management Inc. from 2000 to 2007. Previously, Mr. Stropp served in private equity and business development positions at Koch Industries, Inc. and began his career as a consultant with Arthur Andersen LLP. Mr. Stropp currently maintains a board observer role for C & K Market, Inc., CRS Reprocessing, LLC, OEM Group, Inc., Cydcor, LLC, Gold, Inc., and Dr. Fresh Inc. Mr. Stropp previously served on the boards of directors of Octane Fitness LLC, HB&G Building Products, Inc., Homegrown Natural Foods, Inc., Coast Crane Company, Inc., and JDC Healthcare, Inc. Mr. Stropp holds a BA in economics and political science from the University of Texas at Austin and an MBA from Texas A&M University.

Sam W. Tillinghast.    Mr. Tillinghast, 50, is a member of the Investment Committee at the Company and Co-President of THL Credit Advisors, and also serves as Chief Risk Officer across the THL Credit Advisors platform. Mr. Tillinghast leads both transaction origination for the Southeast region and underwriting, execution and portfolio management for the Houston investment team. Prior to joining THL Credit in 2007, Mr. Tillinghast was formerly Managing Director and Head of the Private Placement Group for AIG where he was responsible for private debt investments, project finance transactions and private asset-backed securitizations. Mr. Tillinghast joined AIG with the acquisition of SunAmerica Inc. in January 1999, and successfully integrated the private debt investment groups of SunAmerica, AIG and American General (acquired by AIG in 2001). Mr. Tillinghast managed the approximately $28 billion AIG private debt portfolio and was responsible for $20 billion of investments made over a five year period. Mr. Tillinghast was an executive vice president of American General Investment Management Corporation and was named Head of AIG Global Investment Group in Houston, Texas. While at SunAmerica, where he joined in 1988, Mr. Tillinghast was Executive Vice President of SunAmerica Corporate Finance and his investment experience included corporate bonds, securitizations, leveraged loans, CDOs, portfolio acquisitions, and equipment leasing. He is a former member of the board of directors of Falcon Financial, LLC. Mr. Tillinghast currently maintains a board observer role for Food Processing Holdings, LLC, Hart InterCivic, Inc., Martex Fiber Southern Corp., and Trinity Services Group, Inc. Mr. Tillinghast received his BS in finance at the University of South Alabama and his MBA from the University of Texas at Austin.

In addition to managing our investments, as of June 30, 2013, our portfolio managers also managed investments on behalf of the following entities:

Name	Entity	Investment Focus	Gross Assets(1)
THL Credit, Inc.	Business development company	Primarily debt and equity investments in middle-market leveraged companies	$555

THL Credit Greenway Funds	Private investment funds	Primarily debt and equity investments in middle-market leveraged companies	$107

Wind River CLO I Ltd.	Collateralized loan obligation	Primarily of U.S. Dollar denominated senior secured loans and high yield debt securities	$118

Wind River CLO II Ltd—Tate Investors, Ltd.	Collateralized loan obligation	Primarily of U.S. Dollar denominated senior secured loans and high yield debt securities	$209

Name	Entity	Investment Focus	Gross Assets(1)
Gannett Peak CLO I Ltd.	Collateralized loan obligation	Primarily of U.S. Dollar denominated senior secured loans and high yield debt securities	$435

THL Credit Wind River 2012-1 CLO Ltd.	Collateralized loan obligation	Primarily of debt obligations (including, but not limited to, interests in bank loans or senior secured notes acquired by way of a sale or assignment, participation interests and high-yield bonds).	$503

THL Credit Wind River 2013-1 CLO Ltd.	Collateralized loan obligation	Primarily consist of bank loans and participation interests in bank loans	451

THL Credit Bank Loan Select Fund	Private investment fund	Unlevered fund that primarily focused on the U.S. syndicated bank loan market	$155

THL Credit Opportunities, LP	Private investment fund		$15

THL Credit Loan Opportunity Fund(2)	Private investment fund		$86

(1)	Gross assets are calculated as of June 30, 2013 and are rounded to the nearest million.
(2)	Currently in wind-down.

Communication with our Board of Directors

Stockholders with questions about us are encouraged to contact our Investor Relations Department at 100 Federal Street, 31st Floor, Boston, MA 02110 or by visiting the investor relations web page on our website at     . However, if stockholders believe that their questions have not been addressed, they may communicate with our board of directors by sending their communications to: Stephanie Paré Sullivan, Secretary, c/o THL Credit Secured Floating Rate Debt, Ltd., 100 Federal Street, 31st Floor, Boston, MA 02110. All stockholder communications received in this manner will be delivered to one or more members of our board of directors.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, there will be 670 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets out certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding common stock and all officers and directors as a group.

	Type of Ownership	Immediately Prior to This Offering		Immediately After This Offering(1)
Name		Shares Owned	Percentage	Shares Owned	Percentage
THL Credit Advisors LLC(2)	Record	670	100%		*
James K. Hunt(3)	Beneficial	670	100%		*
All officers and directors as a group(4)	Beneficial	670	100%		*

(1)	Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.
(2)	The address for THL Credit Advisors LLC is 100 Federal Street, 31st Floor, Boston, MA 02110.
(3)	Mr. Hunt is the Director, Chief Executive Officer and Chief Investment Officer of THL Credit Advisors LLC and a member thereof, and may therefore be deemed to beneficially own the shares owned by THL Credit Advisors LLC.
(4)	Messrs. Flynn, Olson, Stropp and Tillinghast and Ms. Paré Sullivan are members of THL Credit Advisors LLC, and therefore may be deemed to beneficially own the shares owned by THL Credit Advisors LLC. The address for all officers and directors is 100 Federal Street, 31st Floor, Boston, MA 02110.
*	Less than 1%.

The following table sets forth the dollar range of our equity securities we expect will be beneficially owned by each of our Directors and Portfolio Managers immediately after this offering. We are not part of a “group of investment companies” as that term is defined in the 1940 Act.

Name of Director/Portfolio Manager	Dollar Range of Equity Securities in THL Credit Secured Floating Rate Debt, Ltd.(1)
Interested Director
James K. Hunt
Independent Directors
David K. Downes	None
Nancy Hawthorne	None
Keith W. Hughes	None
John A. Sommers	None
David P. Southwell	None
Portfolio Managers
Christopher J. Flynn*
James R. Fellows
Brian W. Good
Robert J. Hickey
Brian J. Murphy
W. Hunter Stropp*
Sam W. Tillinghast*

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.
*	These individuals are members or owners of the Advisor.

THE ADVISOR

Investment Management Agreement

We will enter into the Investment Management Agreement with the Advisor under which the Advisor, subject to the overall supervision of our board of directors, will manage the day-to-day operations of and provides investment advisory services to us. Under the terms of the Investment Management Agreement, the Advisor is required to:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	close and monitor the investments we make.

The Advisor’s services under the Investment Management Agreement are not exclusive to us, and it is free to furnish similar services, without the prior approval of our stockholders or our board of directors, to other entities so long as its services to us are not impaired. Our board of directors intends to monitor any potential conflicts that may arise upon such a development. For providing these services, the Advisor will receive a fee from us, consisting of two components—a base management fee and an incentive fee, which we refer to collectively as the “Management Fees.”

Investment Advisory Fees

Under the Investment Management Agreement, we will agree to pay THL Credit Advisors a fee for investment advisory and management services consisting of two components—a base management fee and an incentive fee.

Management Fee.    The base management fee is calculated at an annual rate of 0.875% of our gross assets payable quarterly in arrears on a calendar quarter basis. For purposes of calculating the base management fee, “gross assets” is determined without deduction for any liabilities. THL Credit Advisors has agreed to waive the portion of the base management fee payable on any of the net proceeds of this offering that (i) constitute temporary investments in cash, cash equivalents, U.S. government securities and other high-quality investment grade debt investments that mature in 12 months or less from the date of their investment, or (ii) have not been invested in portfolio investments. For services rendered under the Investment Management Agreement, the base management fee will be payable quarterly in arrears. The base management fee will be calculated based on the average value of our gross assets at the end of the then two most recently completed calendar quarters during such quarters, and appropriately adjusted for any share issuances or repurchases during such calendar quarters. Base management fees for any partial month or quarter will be appropriately pro-rated.

Incentive Fee.    The incentive fee has two components, ordinary income and capital gains, calculated as follows:

The ordinary income component is calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter, subject to a total return requirement and deferral of non-cash amounts, and will be 20.0% of the amount, if any, by which our Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets attributable to our common stock, for the immediately preceding calendar quarter exceeds a 1.75% (which is 7.0% annualized) hurdle rate and a

“catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, our investment adviser receives no incentive fee until our Pre-Incentive Fee Net Investment Income equals the hurdle rate of 1.75%, but then receives, as a “catch-up,” 50% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 1.75%. The effect of the “catch-up” provision is that, subject to the total return and deferral provisions discussed below, if Pre-Incentive Fee Net Investment Income exceeds 11.67% in any calendar quarter, our investment adviser will received 20.0% of our Pre-Incentive Fee Net Investment Income as if a hurdle rate did not apply. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee and any offering expenses and other expenses not charged to operations but excluding certain reversals to the extent such reversals have the effect of reducing previously accrued incentive fees based on the deferral of non-cash interest). Preincentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with PIK interest and zero coupon securities), accrued income that we have not yet received in cash. This incentive fee is subject to a total return requirement, which provides that no incentive fee in respect of the Company’s Pre-Incentive Fee Net Investment Income will be payable except to the extent 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. In other words, any ordinary income incentive fee that is payable in a calendar quarter will be limited to the lesser of (i) 20% of the amount by which our Pre-Incentive Fee Net Investment Income for such calendar quarter exceeds the 1.75% hurdle, subject to the “catch-up” provision, and (ii) (x) 20% of the cumulative net increase in net assets resulting from operations for the then current and 11 preceding calendar quarters minus (y) the cumulative incentive fees accrued and/or paid for the 11 preceding calendar quarters. For this purpose, the “cumulative net increase in net assets resulting from operations” is the sum of Pre-Incentive Fee Net Investment Income, realized gains and losses and unrealized appreciation and depreciation of the Company for the then current and 11 preceding calendar quarters. In addition, the portion of such incentive fee that is attributable to deferred interest (such as PIK interest or OID) will be paid to THL Credit Advisors, together with interest thereon from the date of deferral to the date of payment, only if and to the extent we actually receive such interest in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write-off or similar treatment of the investment giving rise to any deferred interest accrual. Any reversal of such accounts would reduce net income for the quarter by the net amount of the reversal (after taking into account the reversal of incentive fees payable) and would result in a reduction and possibly elimination of the incentive fees for such quarter. There is no accumulation of amounts on the hurdle rate from quarter to quarter and accordingly there is no clawback of amounts previously paid if subsequent quarters are below the quarterly hurdle and there is no delay of payment if prior quarters are below the quarterly hurdle.

Preincentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss, subject to the total return requirement and deferral of non-cash amounts. For example, if we receive Pre-Incentive Fee Net Investment Income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 0.875% base management fee.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

These calculations will be appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant calendar quarters. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to the Advisor with respect to Pre-Incentive Fee Net Investment Income.

The capital gains component of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), and equals 20% of our realized capital gains, if any, on a cumulative basis from the rate of our election to be treated as a BDC through the end of each calendar year, computed net of all realized capital losses and net unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio. However, the incentive fee determined as of December 31, 2013 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the date of our election to be treated as a BDC.

Examples of Quarterly Incentive Fee Calculation(a)

Example 1: Income Related Portion of Incentive Fee(*) before Total Return Requirement:

Assumptions

•	Hurdle rate(1) = 1.75%

•	Base management fee(2) = 0.2188%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

(a)	All percentages rounded to the nearest ten thousandth (i.e., four decimal places).

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 1.25%

•	Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 0.8312%

Pre-Incentive Net Investment Income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 2.70%

•	Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 2.2812%

Incentive fee	= 50% × Pre-Incentive Fee Net Investment Income, subject to the “catch-up”(4)
= 50% × (2.2812% – 1.75%)
= 0.2656%

Alternative 3

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 4.00%

•	Pre-Incentive Fee Net Investment Income

(investment income—(base management fee + other expenses)) = 3.5812%

Incentive fee	= 20% × Pre-Incentive Fee Net Investment Income, subject to “catch-up”(4)
Incentive fee	= 50% × “catch-up” + (20% × (Pre-Incentive Fee Net Investment Income – 2.9167%))
Catch-up	= 2.9167% – 1.75%
= 1.1667%
Incentive fee	= (50% × 1.1667%) + (20% × (3.5812% – 2.9167%))
= 0.5833% + (20% × 0.6645%)
= 0.5833% + 0.1329%
= 0.7162%

(*)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of total net assets.
(1)	Represents 7.00% annualized hurdle rate.
(2)	Represents 0.875% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the Advisor with an incentive fee of 20% on all of our Pre-Incentive Fee Net Investment Income as if the hurdle rate did not apply when our net investment income exceeds 2.9167% in any calendar quarter.

Example 2: Income-Related Portion of Incentive Fee with Total Return Requirement Calculation:

Assumptions

•	Hurdle rate(1) = 1.75%

•	Base management fee(2) = 0.2188%

•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

•	Cumulative incentive compensation accrued and/or paid to the Advisor by us for preceding 11 calendar quarters = $9,000,000

Alternative 1

Additional Assumptions

•	Investment income (including interest, dividends, fees, etc.) = 4.00%

•	Pre-Incentive Fee Net Investment Income (investment income – (base management fee + other expenses)) = 3.5812%

•	20.0% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $8,000,000

Although our Pre-Incentive Fee Net Investment Income exceeds the hurdle rate of 1.75% (as shown in Alternative 3 of Example 1 above), no incentive fee is payable because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters did not exceed the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters.

Alternative 2

Additional Assumptions

•	Investment Income (including interest, dividends, fees, etc.) = 4.00%

•	Pre-Incentive Fee Net Investment Income (investment income – (base management fee + other expenses)) = 3.5812%

•	20% of cumulative net increase in net assets resulting from operations over current and preceding 11 calendar quarters = $10,000,000

Because our Pre-Incentive Fee Net Investment Income exceeds the hurdle rate of 1.75% and because 20.0% of the cumulative net increase in net assets resulting from operations over the then current and 11 preceding calendar quarters exceeds the cumulative income and capital gains incentive fees accrued and/or paid for the preceding 11 calendar quarters, an incentive fee would be payable, as shown in Alternative 3 of Example 1 above.

Example 3: Capital Gains Portion of Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•	Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

•	Year 3: FMV of Investment B determined to be $25 million

•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•	Year 2: Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

•	Year 3: None; $5.0 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2)

•	Year 4: Capital gains incentive fee of $200,000; $6.20 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•	Year 4: FMV of Investment B determined to be $35 million

•	Year 5: Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

•	Year 1: None

•

Year 2: Capital gains incentive fee of $5.0 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

•

Year 3: Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million capital gains fee received in Year 2

•	Year 4: None

•

Year 5: None; $5.0 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3

Duration and Termination

The Investment Management Agreement will be subject to approval by our board of directors, including a majority of our directors who are not interested persons of us, and is scheduled to be executed on the date of this prospectus. Unless terminated earlier as described below, the Investment Management Agreement will continue in effect for a period of two years from its execution date. It will remain in effect from year to year thereafter if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Management Agreement will automatically terminate in the event of its assignment. The Investment Management Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. See “Risk factors—Risks Relating to Our Business and Structure—We depend upon the Advisor’s key personnel for our future success, and if the Advisor is unable to hire and retain qualified personnel or if we lose any of the THL Credit Investment Principals, our ability to achieve our investment objective could be significantly harmed.”

Organization of the Advisor

THL Credit Advisors is a registered investment adviser under the Advisers Act of 1940. The principal executive office of THL Credit Advisors is located at 100 Federal Street, 31st Floor, Boston, MA 02110.

Administration Agreement

The Company will enter into the Administration Agreement with the Advisor under which the Advisor will provide administrative services to the Company. Under the Administration Agreement, the Advisor will perform, or oversee the performance of, administrative services necessary for the operation of the Company, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders and reports filed with the SEC. In addition, the Advisor will assist in determining and publishing the Company’s net asset value, oversee the preparation and filing of the Company’s tax returns and the printing and dissemination of reports to the Company’s stockholders, and generally oversee the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. The Company will reimburse the Advisor for its allocable portion of the costs and expenses incurred by the Advisor for overhead in the performance by the Advisor of its duties under the Administration Agreement and the Investment Management Agreement, including facilities, office equipment and our allocable portion of the cost of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to the Company. Such costs will be reflected as administrator expenses in the accompanying Consolidated Statements of Operations. Under the Administration Agreement, the Advisor provides, on behalf of the Company, managerial assistance to those portfolio companies to which the Company is required to provide such assistance. To the extent that our Advisor outsources any of its functions, the Company pays the fees associated with such functions on a direct basis without profit to the Advisor.

Duration and Termination

The Administration Agreement will be subject to approval by our board of directors, including a majority of our directors who are not interested persons of the Advisor, and is scheduled to be executed on the date of this prospectus. Unless terminated earlier as described below, the Administration Agreement will continue in effect for a period of two years from its execution date. It will remain in effect if approved annually by our board of directors, including approval by a majority of our directors who are not interested persons. The Administration Agreement may not be assigned by either party without the consent of the other party. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.

Indemnification

We expect that the Investment Management Agreement and Administration Agreement will provide that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, THL Credit Advisors and its officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them will be entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of THL Credit Advisors’ services under the Investment Management Agreement or Administration Agreement or otherwise as investment adviser or administrator for us.

License Agreement

We expect to enter into a license agreement with THL Partners pursuant to which THL Partners would grant us a royalty-free, non-exclusive license to use the name “THL Credit.” Other than with respect to this limited license, we have no legal right to the “THL Credit” name.

Due to Affiliate

The Advisor may pay certain other general and administrative expenses on our behalf. Such amounts, if any, will be recorded in our Consolidated Statements of Assets and Liabilities as “Due to affiliate.”

Affiliated Stockholder

The Advisor owns 670 shares of our common stock as of August 21, 2013.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares of common stock outstanding at the date as of which the determination is made.

In calculating the value of our total assets, investments for which market quotations are readily available will be valued at such market quotations, which are generally obtained from an independent pricing service or one or more broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available will be valued at fair value as determined in good faith by or under the direction of our board of directors. Because we expect that there will not be a readily available market value for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith under the direction of our board of directors in accordance with a documented valuation policy that has been reviewed and approved by our board of directors. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. See “Risk Factors—A substantial portion of our investment portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty regarding the value of our portfolio investments.”

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•	our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	preliminary valuation conclusions are then documented and discussed with senior management of the Advisor;

•

to the extent determined by the audit committee of our board of directors, independent valuation firms engaged by us conduct independent appraisals and review the Advisor’s preliminary valuations in light of their own independent assessment;

•

the audit committee of our board of directors reviews the preliminary valuations of the Advisor and independent valuation firms and, if necessary, responds and supplements the valuation recommendation of the independent valuation firm to reflect any comments; and

•

our board of directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of the Advisor, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors. We will utilize an income approach to value our debt investments and a combination of income and market approaches to value our equity investments. With respect to unquoted securities, our board of directors, in consultation with our independent third party valuation firms, will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors. For debt investments, we will determine the fair value primarily using an income, or yield, approach that analyzes the discounted cash flows of interest and principal for the debt security, as set forth in the associated loan agreements, as well as the financial position and credit risk of each portfolio investment. Our estimate of the expected repayment date will generally be the legal maturity date of the instrument. The yield analysis considers changes in leverage levels, credit quality, portfolio company performance and other factors.

The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future cash flows or earnings to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, the current investment performance rating, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, transaction comparables, our principal market as the reporting entity and enterprise values, among other factors.

Our investments will generally be structured as debt and equity investments in the form of senior secured loans, subordinated debt, member interests and equity investments. The purchase price, excluding upfront fees and transaction costs, typically will be the best estimate of fair value at time of purchase. When evidence supports a subsequent change to the carrying value from the original purchase price, adjustments will be made to reflect the expected exit values. Ongoing reviews by the Advisor and our independent valuation firms will be based on an assessment of each underlying investment, incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, we will disclose the fair value of our investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The guidance establishes three levels of the fair value hierarchy as follows:

Level 1—Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2—Quoted prices in markets that are not considered to be active or financial instruments for which significant inputs are observable, either directly or indirectly;

Level 3—Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The level of an asset or liability within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by management.

We will consider whether the volume and level of activity for the asset or liability have significantly decreased and identify transactions that are not orderly in determining fair value. Accordingly, if we determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances.

We anticipate adopting the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value per share in accordance with the specialized accounting guidance for investment companies. Accordingly, in circumstances in which net asset value per share of an investment is determinative of fair value, we expect to estimate the fair value of an investment in an investment company using the net asset value per share of the investment (or its equivalent) without further adjustment, if the net asset value per share of the investment is determined in accordance with the specialized accounting guidance for investment companies as of the reporting entity’s measurement date.

Determinations in connection with offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees may be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making any such determination:

•	the net asset value of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

•

our Advisor’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between the net asset value of our common stock most recently disclosed by us and our Advisor’s assessment of any material change in the net asset value of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

Moreover, to the extent that there is even a remote possibility that we may issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made, we expect to follow the process set forth under the 1940 Act.

We anticipate that these processes and procedures will be part of our compliance policies and procedures. We expect that records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted an “opt-in” dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted-in” to our dividend reinvestment plan will receive cash dividends, rather than having their dividends automatically reinvested in additional shares of our common stock.

To enroll in the dividend reinvestment plan, each stockholder must notify American Stock Transfer and Trust Company LLC, the plan administrator, in writing so that notice is received by the plan administrator prior to the record date. The plan administrator will then automatically reinvest any dividends in additional shares of our common stock. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has elected to participate in the plan and may hold such shares in non-certificated form under the plan administrator’s name or that of its nominee. The number of shares to be issued to a stockholder participating in the plan will be calculated by reference to all shares of common stock owned by such stockholder, whether held in such stockholder’s plan account or elsewhere. The plan administrator will confirm to each participant each acquisition made for such participant pursuant to the plan as soon as practicable but not later than 10 business days after the date thereof; provided all shares have been purchased. Upon request by a stockholder participating in the plan received in writing not less than three days prior to the payment date, the plan administrator will, instead of crediting shares to and/or carrying shares in the participant’s account, issue, without charge to the participant, a certificate registered in the participant’s name for the number of whole shares of our common stock payable to the participant and a check for any fractional share. Although each participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of our common stock, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each participant’s account.

We will use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan at a price per share equal to the average price for all shares purchased on the open market pursuant to the plan, including brokerage commissions. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date fixed by our board of directors for such dividend. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

There will be no brokerage charges to stockholders with respect to shares of common stock issued directly by us. However, each participant will pay the brokerage commissions incurred in connection with open-market purchases. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds. If you have shares held through a broker, you should contact your broker to participate in the plan.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distibution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator at (866) 710-4835. You will need to know your AST ten (10) digit account number and your social security number to gain access to your account. Such termination will be effective immediately if the participant’s notice is received by the plan administrator at least three days prior to any payment date. Otherwise, such termination will be effective only with respect to any subsequent distribution.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by telephone at (866) 710-4835.

The plan administrator will seek at all times to act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under the plan and to comply with applicable law, but assumes no responsibility and will not be liable for loss or damage due to errors unless such error is caused by the plan administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

DESCRIPTION OF OUR CAPITAL STOCK

The following description summarizes the material provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

General

We were incorporated on June 26, 2013 under the laws of the state of Delaware. Under the terms of our certificate of incorporation, our authorized capital stock will consist solely of 100,000,000 shares of common stock, par value $0.001 per share, of which 670 shares were outstanding as of August 21, 2013, and 1,000,000 shares of preferred stock, par value $0.001 per share, of which no shares were outstanding as of August 21, 2013. We plan to apply to have our common stock quoted on The NASDAQ Global Select Market under the ticker symbol “TFLT”. The table below sets forth our capital stock as of August 21, 2013.

Title of Class	Amount Authorized	Amount Held by Company for its Account	Amount Outstanding
Common Stock, $0.001 par value per share	100,000,000	—	670
Preferred Stock, $0.001 par value per share	1,000,000	—	—

Common stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan. No stock has been authorized for issuance under any equity compensation plan.

Preferred stock

Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock until all arrears are cured. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third party to acquire, or could discourage a third party from acquiring, a majority of our outstanding voting stock.

Delaware law and certain charter and bylaw provisions; anti-takeover measures

Our certificate of incorporation and bylaws provide that:

•	directors may be removed only for cause by the affirmative vote of the holders of a majority of the then outstanding shares of our capital stock entitled to vote;

•	directors may be removed with or without cause by approval of at least 66 2/3% of the “continuing” directors (as such term is defined in our certificate of incorporation); and

•

subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of a majority of the directors then in office.

The limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us. Our certificate of incorporation also provides that special meetings of the stockholders may only be called by our board of directors, Chairman, Chief Executive Officer or President.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our board of directors to make, alter, amend, change, add to or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66 2/3% of the total number of continuing directors. Stockholders do not have the right to adopt, amend or repeal any of the provisions of our bylaws.

Limitations of liability and indemnification

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers; provided, however, that, except for proceedings to enforce rights to indemnification, we will not be obligated to indemnify any director or officer in connection with a proceeding initiated by such person unless such proceeding was authorized or consented to by our board of directors. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We plan to obtain liability insurance for our officers and directors.

Anti-takeover provisions

Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our board of directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operations. A director may be removed from office only for cause by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director. A director may be removed with or without cause by approval of at least 66  2/3% of the continuing directors.

In addition, our certificate of incorporation requires the favorable vote of a majority of our board of directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 10% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 10% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 10% or more of the outstanding shares of our voting securities.

The 10% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert us to a closed-end or open-end investment company, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation or to liquidate and dissolve us other than in connection with a qualifying merger, consolidation or sale of assets or to amend certain of the provisions relating to these matters, our certificate of incorporation requires either (i) the favorable vote of a majority of our continuing directors followed by the favorable vote of the holders of at least 75% of our then outstanding shares of each affected class or series of our shares, voting separately as a class or series or (ii) the favorable vote of at least 80% of the then outstanding shares of our capital stock, voting together as a single class. As part of any such conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of our conversion to an open-end investment company, the common shares would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their net asset value, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our board of directors would vote to convert us to an open-end fund.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

REGULATION

Regulated Investment Company and Business Development Company Regulations

We intend to elect to be regulated as a BDC under the 1940 Act. We also intend to elect to be treated for tax purposes as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act.

In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, issue and sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if (1) our board of directors determines that such sale is in our best interests and the best interests of our stockholders, and (2) our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

As a BDC, we are required to meet a coverage ratio of the value of total assets to senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

Recently, legislation was introduced in the U.S. House of Representatives intended to revise certain regulations applicable to BDCs. The legislation provides for (i) increasing the amount of funds BDCs may borrow by reducing asset to debt limitations from 2:1 to 3:2, (ii) permitting BDCs to file registration statements with the U.S. Securities and Exchange Commission that incorporate information from already-filed reports by reference, (iii) utilizing other streamlined registration processes afforded to operating companies, and (iv) allowing BDCs to own investment adviser subsidiaries. There are no assurances as to when the legislation will be enacted by Congress, if at all, or, if enacted, what final form the legislation would take.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933, or the Securities Act. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds, we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might indirectly subject our stockholders to additional expenses as they will indirectly be responsible for the costs and expenses of such companies. None of our investment policies are fundamental and any may be changed without stockholder approval.

Qualifying assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

•

Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•	is organized under the laws of, and has its principal place of business in, the United States;

•

is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•	satisfies either of the following:

•	has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or

•

is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.

•	Securities of any eligible portfolio company which we control.

•

Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•

Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the exercise of warrants or rights relating to such securities.

•	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

Significant managerial assistance to portfolio companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in “Business—Regulation—Qualifying assets” above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance, although this may not be the sole method by which the BDC satisfies the requirement to make available managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as “temporary investments,” so that 70% of our assets are qualifying assets. We may invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate.

Consequently, repurchase agreements are functionally similar to loans. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, the 1940 Act and certain diversification tests in order to qualify as a RIC for federal income tax purposes typically require us to limit the amount we invest with any one counterparty. The Advisor will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Warrants and Options

Under the 1940 Act, a BDC is subject to restrictions on the amount of warrants, options, restricted stock or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) our stockholders authorize the proposal to issue such warrants, and our board of directors approves such issuance on the basis that the issuance is in our best interests and the best interests of our stockholders and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities.

Senior securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. See “Risk Factors—Risks relating to our business and structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital” for more information.

Proxy voting policies and procedures

We have delegated our proxy voting responsibility to the Advisor. The Proxy Voting Policies and Procedures of the Advisor are set forth below. The guidelines are reviewed periodically by the Advisor and our independent directors, and, accordingly, are subject to change.

Introduction

The Advisor is registered as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, the Advisor has fiduciary duties to us. As part of this duty, the Advisor recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. The Advisor’s Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies

The Advisor evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and the Advisor will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

The Advisor also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If the Advisor has determined that management is generally socially responsible, the Advisor will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. The Advisor will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. The Advisor typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, the Advisor believes stability and continuity promote profitability. The Advisor’s guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances.

If a vote may involve a material conflict of interest, prior to approving such vote, the Advisor must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, the Advisor’s employees shall vote the proxy in accordance with the Advisor’s proxy voting policy.

Proxy voting records

You may obtain information about how we voted proxies by making a written request for proxy voting information to THL Credit Advisors LLC, 100 Federal Street, 31st Floor, Boston, MA 02110, Attn: General Counsel.

Code of ethics

Our board of directors expects to adopt a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code of ethics requirements. Our code of ethics will be available, free of charge, on our website at     . We intend to disclose any amendments to, or waivers from, our code of ethics that are required to be publicly disclosed pursuant to rules of the Securities and Exchange Commission (the “SEC”) and The NASDAQ Global Select Market by filing such amendment or waiver with the Securities and Exchange Commission and by posting it on our website. You will be able to read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You will be able to obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, once adopted, the code of ethics will be filed by amendment to this Registration Statement on Form N-2 and will be available on the SEC’s Internet site at http://www.sec.gov. You also will be able to obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance with the Sarbanes-Oxley Act of 2002 and The NASDAQ Global Select Market Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, The NASDAQ Global Select Market has adopted various corporate governance requirements as part of its listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

Other

We will adopt an investment policy that mirrors the requirements applicable to us as a BDC under the 1940 Act.

We will be subject to periodic examination by the SEC for compliance with the Exchange Act and the 1940 Act.

We will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

THL Credit Advisors has, and, prior to the closing of this offering, we will have, adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and THL Credit Advisors have designated a chief compliance officer to be responsible for administering the policies and procedures.

Our internet address is     . After our initial public offering, we will make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of broker-dealers or the payment of brokerage commissions or dealer spreads. Subject to policies established by our board of directors, THL Credit Advisors will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. THL Credit Advisors does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. THL Credit Advisors generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the Exchange Act, THL Credit Advisors may select a broker based upon brokerage or research services provided. In return for such services, we may pay a higher commission than other brokers would charge if THL Credit Advisors determines in good faith that such commission is reasonable in relation to the services provided.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to an investment in our common stock. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if (A) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (B) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for U.S. federal income tax purposes.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partnership level. A prospective stockholder that is a partnership and a partner in such partnership should consult their tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, commencing with our first taxable year ending after completion of this offering. To qualify and maintain RIC tax benefits, we must, among other requirements, meet certain source-of-income and quarterly asset diversification requirements (as described below). We also must annually distribute at least 90% of the sum of our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses out of the assets legally available for distribution (the “Annual Distribution Requirement”). Although not required for us to maintain our RIC tax status, in order to preclude the imposition of a 4% nondeductible federal excise tax imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our realized net capital gains for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years (the “Excise Tax Avoidance Requirement”). In addition, we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions.

In order to qualify as a RIC for federal income tax purposes, we must:

maintain an election to be treated as a business development company under the 1940 Act at all times during each taxable year;

derive in each taxable year at least 90% of our gross income from distributions, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain qualified publicly traded partnerships or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer neither represents more than 5% of the value of our assets nor more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in certain qualified publicly traded partnerships (the “Diversification Tests”).

Taxation as a RIC

If we qualify as a RIC, and satisfy the Annual Distribution Requirement, then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with pay in kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) treat distributions that would otherwise qualify for the dividends received deduction or constitute qualified dividend income as ineligible for such treatment, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause us to recognize income or gain without receipt of a corresponding distribution of cash, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that any adverse effects of these provisions will be mitigated.

If we purchase shares in a “passive foreign investment company” (a “PFIC”), we may be subject to federal income tax on its allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to its stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may be able to elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in its income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.

We may distribute our common stock as a distribution of our taxable income and a stockholder could receive a portion of the amount of the distribution declared in shares of our common stock with the remaining amount in cash. The total distribution declared would be taxable income to a stockholder although he or she may only receive a relatively small portion of the divstribution in cash to pay any taxes due on the distribution. We currently do not intend to distribute stock as a distribution but reserve the right to do so.

Failure to Qualify as a RIC

If we fail to satisfy the 90% Income Test or the Diversification Tests for any taxable year or quarter of such taxable year, we may nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which may, among other things, require us to pay certain corporate-level federal taxes or to dispose of certain assets). If we fail to qualify for treatment as a RIC in any taxable year and such relief provisions do not apply to us, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that event, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be Taxed as a RIC” above for more information.

If we are unable to obtain and maintain our status as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits, and, subject to certain limitations under the Code, distributions would be eligible for the 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts) maximum rate applicable to non-corporate U.S. stockholders. Subject to certain limitations under the Code, dividends paid by us to corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis in our common stock, and any remaining distributions would be treated as a capital gain.

To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements of the Code for that year and dispose of any earnings and profits from any year in which we failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains including distributions pursuant to a dividend reinvestment plan or where stockholders can elect to receive cash or stock. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a reduced tax rate, if certain holding period requirements are satisfied. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the reduced maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain distributions” in written statements furnished to our stockholders will be taxable to a U.S. stockholder as long-term capital gains at a reduced rate in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it represents a return of his, her or its investment.

If a U.S. stockholder “opts in” to our dividend reinvestment plan by delivering a written notice to the plan administrator so that the plan administrator receives the notice not less than 10 days prior to the record date of the next dividend or distribution, and such U.S. stockholder owns shares of our common stock registered in the U.S. stockholder’s own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of our common stock rather than receiving cash distributions. See “Dividend Reinvestment Plan”. Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain distributions received or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of dividends or other distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of either 15% or 20% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years. An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from us and net gains from redemptions or other taxable dispositions of our shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to our common stock of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of distributions, if any, eligible for the reduced maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Distributions distributed by us generally will not be eligible for the distributions-received deduction or the preferential rate applicable to qualifying distributions.

Recent legislation requires reporting of adjusted cost basis information for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Stockholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

In some taxable years, we may be subject to the alternative minimum tax (“AMT”). If we have tax items that are treated differently for AMT purposes than for regular tax purposes, we may apportion those items between us and our stockholders, and this may affect our stockholder’s AMT liabilities. Although regulations explaining the precise method of apportionment have not yet been issued by the IRS, we may apportion these items in the same proportion that dividends paid to each stockholder bear to our taxable income (determined without regard to the dividends paid deduction), unless we determine that a different method for a particular item is warranted under the circumstances. You should consult your own tax advisor to determine how an investment in our stock could affect your AMT liability.

U.S. stockholders may be subject to federal income tax withholding (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies a withholding agent that such stockholder has failed to properly report certain interest and distribution income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and net short-term capital gain) are expected, except as provided below, to be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment of the Non-U.S. stockholder in the United States, the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, a withholding agent will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

However, dividends with respect to any taxable year beginning on or before December 31, 2013 will not be subject to withholding of federal income tax to the extent the dividends are reported by us as ‘‘interest-related dividends’’ or ‘‘short-term capital gain dividends’’ in written statements furnished to our stockholders. Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to withholding of federal income tax at the source if they had been received directly by a non-U.S. person, and that satisfy certain other requirements. However, depending on the circumstances, we may designate all, some or none of our potentially eligible dividends as exempt, and a portion of our distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. No assurance can be given as to whether any of our distributions will be eligible for this exemption from withholding tax or, if eligible, will be reported as such by us. In addition, no assurance can be given as to whether this exemption will be extended for taxable years after 2013.

Except as provided below, actual or deemed distributions of our net long-term capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal income or withholding tax unless (i) the distributions or gains, as the Advisor may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or (ii) the Non-U.S. stockholder is an individual who is present for more than 182 days in the United States and meets certain other conditions.

Effective July 1, 2014, we will be required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2017) redemption proceeds made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Stockholders may be requested to provide additional information to us to enable us to determine whether withholding is required.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Under our dividend reinvestment plan, if a Non-U.S. stockholder owns shares of our common stock registered in the Non-U.S. shareholder’s own name and “opts in” to the dividend reinvestment plan by delivering written notice to the plan administrator so that the plan administrator receives the notice not less than 10 days prior to the record date of the next dividend or distribution, the Non-U.S. shareholder will have all cash distributions automatically reinvested in additional shares of our common stock rather than receiving cash distributions. See “Dividend Reinvestment Plan”. If the distribution is a distribution of our investment company taxable income, is not designated by us as a short-term capital gain dividend or interest-related dividend, if applicable, and is not effectively connected with a U.S. trade or business of the Non-U.S. stockholder, the amount distributed (to the extent of our current or accumulated earnings and profits) will be subject to withholding of federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business of the Non-U.S. stockholder (and, if required by an applicable income tax treaty, is attributable to a U.S. permanent establishment), the full amount of the distribution generally will be reinvested in our common stock and will nevertheless be subject to federal income tax at the ordinary income rates applicable to U.S. persons. The Non-U.S. stockholder will have an adjusted tax basis in the additional shares of our common stock equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the Non-U.S. stockholder’s account.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on distributions unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. stockholders may also be subject to U.S. estate tax with respect to their investment in our common shares.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

UNDERWRITING

We are offering the shares of common stock described in this prospectus through a number of underwriters. Deutsche Bank Securities Inc., Citigroup Global Markets Inc. and Keefe, Bruyette & Woods, Inc. are acting as representatives of the underwriters. We have entered into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, we have agreed to sell to the underwriters, and each underwriter has severally agreed to purchase, at the public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus, the number of shares of common stock listed next to its name in the following table:

Underwriter	Number of Shares
Deutsche Bank Securities Inc.
Citigroup Global Markets Inc.
Keefe, Bruyette & Woods, Inc.
Oppenheimer & Co. Inc.
Total

The underwriters are committed to purchase all the shares of common stock offered by us if they purchase any shares. The underwriting agreement also provides that if an underwriter defaults, the purchase commitments of non-defaulting underwriters may also be increased or the offering may be terminated.

Commissions and Discounts

The underwriters propose to offer the shares of common stock directly to the public at the initial public offering price set forth on the cover page of this prospectus and to certain dealers at that price less a concession not in excess of $         per share. Any such dealers may resell shares to certain other brokers or dealers at a discount of up to $         per share from the initial public offering price. After the initial public offering of the shares, the offering price and other selling terms may be changed by the underwriters. Sales of shares made outside of the United States may be made by affiliates of the underwriters. The representatives have advised us that the underwriters do not intend to confirm discretionary sales in excess of 5% of the shares of common stock offered in this offering.

The underwriting fee is equal to the public offering price per share of common stock less the amount paid by the underwriters to us per share of common stock. The underwriting fee is $ per share. The following table shows the per share and total underwriting discounts and commissions to be paid to the underwriters assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares.

	Per share		Total
	Without Over- Allotment	With Over- Allotment	Without Over- Allotment	With Over- Allotment
Public offering price	$	$	$	$
Sales load (underwriting discounts and commissions)	$	$	$	$
Proceeds before expenses	$	$	$	$

We estimate that the total expenses of this offering, including registration, filing and listing fees, printing fees and legal and accounting expenses, but excluding the underwriting discounts

and commissions, will be approximately $            , or approximately $            per share excluding the over-allotment option and approximately $            per share including the over-allotment option. All of these offering expenses will be borne indirectly by investors in this offering and, therefore, immediately reduce the net asset value of each investor’s shares.

Over-Allotment Option

The underwriters have an option to buy up to additional shares of common stock from us to cover sales of shares by the underwriters which exceed the number of shares specified in the table above. The underwriters have 30 days from the date of this prospectus to exercise this over-allotment option. If any shares are purchased with this over-allotment option, the underwriters will purchase shares in approximately the same proportion as shown in the table above. If any additional shares of common stock are purchased, the underwriters will offer the additional shares on the same terms as those on which the shares are being offered.

No Sale of Similar Securities

During the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, we, the Advisor, our officers and directors, our other existing stockholders and investors in the directed share program have agreed with the representatives of the underwriters, subject to certain exceptions, not to:

(1)	directly or indirectly, offer, lend, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any shares of our common stock or any securities convertible into or exercisable or exchangeable for or repayable with common stock, whether now owned or hereafter acquired, or

(2)	enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any common stock or any securities convertible into or exercisable or exchangeable for or repayable with any common stock.

Price Stabilizations and Short Positions

In connection with the offering,                    on behalf of the underwriters, may purchase and sell shares of common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve sales by the underwriters of common stock in excess of the number of shares required to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. Transactions to close out the covered syndicate short involve either purchases of the common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. The underwriters may also make “naked” short sales, or sales in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress for the purpose of fixing or maintaining the price of the shares of common stock.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from an underwriter or syndicate member when the underwriters repurchase shares originally sold by that underwriter or syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of raising or maintaining the market price of the common stock or preventing or retarding a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. The underwriters may conduct these transactions on The NASDAQ Global Market or otherwise. Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters make any representation that the underwriters will engage in these transactions. If the underwriters commence any of these transactions, they may discontinue them at any time.

In connection with this offering, the underwriters may engage in passive market making transactions in our common stock on The NASDAQ Global Market in accordance with Rule 103 of Regulation M under the Exchange Act during a period before the commencement of offers or sales of common stock and extending through the completion of distribution. A passive market maker must display its bid at a price not in excess of the highest independent bid of that security. However, if all independent bids are lowered below the passive market maker’s bid, that bid must then be lowered when specified purchase limits are exceeded.

Certain of the underwriters and their respective affiliates may in the future perform various commercial banking, financial advisory and investment banking services for us for which they have received or will receive customary compensation.

Determination of Offering Price

Prior to this offering, there was no public market for our common stock. The initial public offering price will be determined by negotiation by us and the representative of the underwriters. The principal factors to be considered in determining the initial public offering price include:

•	the information set forth in this prospectus and otherwise available to representative;

•	our history and prospects and the history and prospects for the industry in which we compete;

•	our past and present financial performance and an assessment of our management;

•	our prospects for future earnings and the present state of our development;

•	the general condition of the securities market at the time of this offering;

•	the recent market prices of, and demand for, publicly traded common stock of generally comparable companies; and

•	other factors deemed relevant by the underwriters and us.

Sales Outside the United States

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of our common stock, or the possession, circulation or distribution of this prospectus or any other material relating to us or the common stock in any jurisdiction where action for that purpose is required. Accordingly, our common stock may not be offered or sold, directly or indirectly, and none of this prospectus or any other offering material or advertisements in connection with our common stock may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction. Each of the underwriters may arrange to sell our common stock offered hereby in certain jurisdictions outside the United States, either directly or through affiliates, where it is permitted to do so.

NASDAQ Global Select Market Listing

We have applied to have our common stock approved for listing on The Nasdaq Global Select Market under the symbol “TFLT.”

Indemnification

We have agreed to indemnify the several underwriters against certain liabilities, including certain liabilities under the Securities Act. If we are unable to provide this indemnification, we have agreed to contribute to payments the underwriters may be required to make in respect of those liabilities.

Other Relationships

Some of the underwriters and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with us, our affiliates or our portfolio companies. They have received, or may in the future receive, customary fees and commissions for these transactions.

In addition, in the ordinary course of their business activities, the underwriters and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates. The underwriters and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

CUSTODIAN AND TRANSFER AGENT

State Street Bank & Trust Company provides custodian services to us pursuant to a custodian services agreement. For the services provided to us by State Street and its affiliates, State Street is entitled to fees as agreed upon from time to time. The address of State Street Bank and Trust Company is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

American Stock Transfer and Trust Company provides transfer agency support to us and serves as our dividend paying agent under a transfer agency agreement. The address of American Stock Transfer and Trust Company is 59 Maiden Lane, New York, NY 10007.

LEGAL OPINIONS

Certain legal matters in connection with the common shares will be passed upon for us by Dechert LLP, Washington, D.C. and for the Underwriters by Sidley Austin LLP, New York, NY.

FISCAL YEAR

For accounting purposes, our fiscal year is the 12-month period ending on December 31. For tax purposes, we have adopted the 12-month period ending December 31 of each year as our taxable year.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We intend to recommend to the audit committee the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. PricewaterhouseCoopers LLP’s principal business address is located at 125 High Street, Boston,  MA 02110.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, DC. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (800) SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, DC. 20549. This information will also be available free of charge by contacting us at THL Credit Secured Floating Rate Debt, Ltd., 100 Federal Street, 31st Floor, Boston, MA 02110, by telephone at (800) 450-4424, or on our website at     .

     Shares

THL Credit Secured Floating Rate Debt, Ltd.

Common Stock

PROSPECTUS

    , 2013

Deutsche Bank Securities	Citigroup	Keefe, Bruyette & Woods A Stifel Company

Oppenheimer & Co.

Until             , 2013, all dealers that effect transactions in our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

THL CREDIT SECURED FLOATING RATE DEBT, LTD.

PART C

Other Information

ITEM 25.	FINANCIAL STATEMENTS AND EXHIBITS

(1)	Exhibits

(a	)(1)	Form of Certificate of Incorporation(1)

(b	)(1)	Form of Bylaws(1)

(c	)	Not applicable

(d	)(1)	Form of Stock Certificate(1)

(e	)	Dividend Reinvestment Plan(1)

(f	)	Not applicable

(g	)	Form of Investment Management Agreement between the Company and THL Credit Advisors LLC (1)

(h	)	Form of Underwriting Agreement(1)

(i	)	Not applicable

(j	)	Form of Custodian Agreement(1)

(k	)(1)	Certificate of Appointment of Transfer Agent(1)

(k	)(2)	Form of Administration Agreement between Company and THL Credit Advisors LLC(1)

(k	)(3)	Form of License Agreement between the Company and Thomas H. Lee Partners, L.P.(1)

(l	)	Opinion and Consent of Dechert LLP, special counsel for the Company(1)

(m	)	Not applicable

(n	)(1)	Independent Registered Public Accounting Firm Consent(1)

(o	)	Not applicable

(p	)	Not applicable

(q	)	Not applicable

(r	)(1)	Code of Ethics of THL Credit Secured Floating Rate Debt, Ltd.(1)

(1)	To be filed by amendment.

ITEM 26.	MARKETING ARRANGEMENTS

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference.

ITEM 27.	OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

Securities and Exchange Commission registration fee		$15,686
NASDAQ Global Select Market Listing Fee		$25,000
FINRA filing fee		$17,750
Accounting fees and expenses	$	*	(1)
Legal fees and expenses	$	*	(1)
Printing and engraving	$	*	(1)
Miscellaneous fees and expenses	$	*	(1)
Total	$	*	(1)

*	To be filed by amendment.
(1)	These amounts are estimates.

All of the expenses set forth above will be borne by the Company.

ITEM 28.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The Company may be deemed to be controlled by THL Credit Advisors LLC because immediately prior to this offering, THL Credit Advisors LLC will own 100% of the Company’s outstanding common shares. THL Credit Senior Loan Strategies LLC is a majority-owned subsidiary of THL Credit Advisors LLC. Following the completion of this offering, THL Credit Advisor LLC’s share ownership is expected to represent less than 1% of the Company’s outstanding common shares. THL Credit Advisors LLC is a Delaware limited liability company.

ITEM 29.	NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of the Company’s common stock as of August 21, 2013.

Title of Class	Number of Record Holders
Common stock, $0.001 par value	1

ITEM 30.	INDEMNIFICATION

As permitted by Section 102 of the General Corporation Law of the State of Delaware, or the DGCL, the Company has adopted provisions in its certificate of incorporation, as amended, that limit or eliminate the personal liability of its directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, directors exercise an informed business judgment based on all material information reasonably available to them. Consequently, a director will not be personally liable to the Company or its stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for: any breach of the director’s duty of loyalty to the Company or its stockholders; any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law; any act related to unlawful stock repurchases, redemptions or other distributions or payment of dividends; or any transaction from which the director derived an improper personal benefit. These limitations of liability do not affect the availability of equitable remedies such as injunctive relief or rescission.

The Company’s certificate of incorporation and bylaws provide that all directors, officers, employees and agents of the Company will be entitled to be indemnified by us to the fullest extent permitted by the DGCL, subject to the requirements of the Investment Company Act of 1940 Act, as amended, or the 1940 Act. Under Section 145 of the DGCL, the Company is permitted to offer indemnification to its directors, officers, employees and agents.

Subsection (a) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Subsection (b) of DGCL Section 145 empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

DGCL Section 145 further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. DGCL Section 145 also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. DGCL Section 145 also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Advisor and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Advisor’s services under the Investment Management Agreement or otherwise as an investment adviser of the Company.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Advisor and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Company for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Advisor’s services under the Administration Agreement or otherwise as administrator for the Company.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the Advisor, and each managing director, director or executive officer of the Advisor, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the Advisor and its officers and directors is set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-71201), and is incorporated herein by reference.

ITEM 32.	LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules promulgated under it are maintained at the offices of:

(1)	the Company,100 Federal Street, 31st Floor, Boston, MA 02110;

(2)	the Transfer Agent, American Stock Transfer and Trust Company, 59 Maiden Lane, New York, New York 10007;

(3)	the Custodian, State Street Bank & Trust Company, State Street Financial Center, One Lincoln Street, Boston, MA 02111; and

(4)	the Advisor, THL Credit Advisors LLC, 100 Federal Street, 31st Floor, Boston, MA 02110.

ITEM 33.	MANAGEMENT SERVICES

Not Applicable.

ITEM 34.	UNDERTAKINGS

1. The Company undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Company undertakes that:

(a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Company pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Company has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, in the State of Massachusetts, on this 21st day of August, 2013.

THL CREDIT SECURED FLOATING RATE DEBT, LTD.

By:	/s/ James K. Hunt
Name:	James K. Hunt
Title:	Chief Executive Officer and Director

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints each of James K. Hunt and Terrence W. Olson as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments to this Registration Statement on Form N-2 and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or his substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title

/s/ James K. Hunt James K. Hunt	Chairman, Chief Executive Officer, Chief Investment Officer and Director (principal executive officer)	August 21, 2013

/s/ Terrence W. Olson Terrence W. Olson	Chief Financial Officer (principal financial and accounting officer)	August 21, 2013